                                                                   Exhibit 10.32

                                                                  EXECUTION COPY


================================================================================


                         SERVICES AND SUPPLY AGREEMENT


                                    BETWEEN


                       CLARK REFINING & MARKETING, INC.


                                      AND


                        PORT ARTHUR COKER COMPANY L.P.


                                August 19, 1999


================================================================================

                               TABLE OF CONTENTS

                                                                                           Page
ARTICLE 1.  DEFINITIONS                                                                      2
     Section 1.1      Definitions.........................................................   2
     Section 1.2      Other Definitional Provisions.......................................   2

ARTICLE 2.  GENERAL SCOPE OF CLARK R&M RESPONSIBILITIES...................................   2

ARTICLE 3.  ANCILLARY EQUIPMENT; SUPPLY AND SERVICES......................................   3
     Section 3.1      Crude Supply Management Services....................................   3
     Section 3.2      Docking, Pipeline Delivery, Handling and Storage of Crude Deliveries   4
     Section 3.3      Supply of Other Ancillary Equipment Feedstocks......................   4
     Section 3.4      Operation of Ancillary Equipment....................................   5
     Section 3.5      Processing of Clark R&M Products....................................   5
     Section 3.6      Title to Product Streams from Ancillary Equipment...................   6
     Section 3.7      Disposition of Product Streams from Ancillary Equipment.............   6

ARTICLE 4.  COKER COMPLEX; SUPPLY AND SERVICES............................................   6
     Section 4.1      Operation of Coker Complex..........................................   6
     Section 4.2      Processing of Clark R&M Products; Coker.............................   7
     Section 4.3      Processing of Clark R&M Products; Hydrocracker......................   7
     Section 4.4      Supply and Delivery of Other Feedstocks to Coker Complex............   8
     Section 4.5      Title to Product Streams from Coker Complex.........................   9
     Section 4.6      Disposition of Product Streams from Coker Complex...................   9

ARTICLE 5.  GENERAL SERVICES AND SUPPLIES.................................................   9
     Section 5.1      Construction Management.............................................   9
     Section 5.2      Contract Management.................................................   9
     Section 5.3      Maintenance Services................................................  10
     Section 5.4      Operation and Maintenance of Clark Equipment........................  10
     Section 5.5      Utility Services....................................................  11
     Section 5.6      Waste Management and Wastewater Services............................  12
     Section 5.7      Support Services....................................................  13
     Section 5.8      Personnel and Management Services...................................  13
     Section 5.9      Spare Parts.........................................................  14
     Section 5.10     Catalysts, Chemicals and Consumables................................  14
     Section 5.11     Quantity and Quality Control........................................  14
     Section 5.12     Environmental, Health and Safety Services...........................  16
     Section 5.13     Insurance Coverage..................................................  16
     Section 5.14     Licensing, Permits and Approvals....................................  16
     Section 5.15     Sulfur Recovery.....................................................  17

                                       i-

ARTICLE 6.  ANNUAL BUDGET AND OPERATING PLAN..............................................  17
     Section 6.1      Annual Budget.......................................................  17
     Section 6.2      Operating Adjustments...............................................  18
     Section 6.3      Quarterly Reports...................................................  19

ARTICLE 7.  PRICING AND PAYMENT...........................................................  20
     Section 7.1      Pricing of Services and Supplies....................................  20
     Section 7.2      Net Pricing and Statements..........................................  20
     Section 7.3      Payment Procedure...................................................  20
     Section 7.4      Alternative Pricing.................................................  20
     Section 7.5      Recordkeeping; Right to Audit; Access to Books and Records..........  21
     Section 7.6      Interest Rate for Late Payments.....................................  21

ARTICLE 8. DEFAULTS, REMEDIES AND TERMINATION.............................................  22
     Section 8.1      Clark R&M's Right to Terminate......................................  22
     Section 8.2      Coker Company's Right to Terminate and Other Remedies...............  22
     Section 8.3      Termination Option..................................................  23
     Section 8.4      Non-Exclusive Remedies; Specific Performance........................  23

ARTICLE 9.  TERM, AND COMMENCEMENT OF SERVICES............................................  23
     Section 9.1      Effectiveness; Term.................................................  23
     Section 9.2      End of Term Obligations.............................................  23

ARTICLE 10. REPRESENTATIONS AND WARRANTIES................................................  24
     Section 10.1     Representations and Warranties of the Coker Company.................  24
     Section 10.2     Representations and Warranties of Clark R&M.........................  25

ARTICLE 11. FURTHER AGREEMENTS............................................................  26
     Section 11.1     Intellectual Property; Confidentiality..............................  26
     Section 11.2     Force Majeure.......................................................  26
     Section 11.3     Cooperation with Other Parties......................................  26
     Section 11.4     Site Access.........................................................  26
     Section 11.5     Indemnity...........................................................  26
     Section 11.6     Dispute Resolution..................................................  27
     Section 11.7     Taxes...............................................................  28
     Section 11.8     Title to Property...................................................  28
     Section 11.9     Subcontractors......................................................  29

ARTICLE 12. MISCELLANEOUS.................................................................  29
     Section 12.1     Relationship of Parties.............................................  29
     Section 12.2     Third Party Beneficiaries...........................................  29
     Section 12.3     Clark R&M Warranties................................................  30
     Section 12.4     No Indirect Damages.................................................  30
     Section 12.5     Assignments.........................................................  30
     Section 12.6     Amendments..........................................................  31
     Section 12.7     Notices.............................................................  31

                                      ii-

     Section 12.8     GOVERNING LAW.......................................................  32
     Section 12.9     Submission to Jurisdiction; Forum Selection.........................  32
     Section 12.10    Appointment of Agent for Service of Process.........................  33
     Section 12.11    No Waiver...........................................................  33
     Section 12.12    Counterparts........................................................  33
     Section 12.13    Integration.........................................................  33
     Section 12.14    Severability........................................................  33
     Section 12.15    Headings............................................................  33
     Section 12.16    WAIVER OF JURY TRIAL................................................  34

                                     iii-

APPENDIX A -- DEFINITIONS

SCHEDULES

Schedule 3.1     Crude Supply Management Services
Schedule 3.2     Dock, Pipeline and Storage Services
Schedule 3.3     Ancillary Equipment Feedstock Supply
Schedule 3.5     Clark Processing Fee -- Ancillary Equipment
Schedule 4.1     Coker Company Employees
Schedule 4.2     Clark R&M Processing Fee -- Coker
Schedule 4.3     Clark R&M Processing Fee -- Hydrocracker
Schedule 4.4     Hydrogen Supply Services
Schedule 5.1     Construction Management Services
Schedule 5.3     Maintenance Services
Schedule 5.5.1   Electricity
Schedule 5.5.2   Steam
Schedule 5.5.3   Natural and Fuel Gas
Schedule 5.5.4   Water
Schedule 5.5.5   Compressed Air
Schedule 5.5.6   Nitrogen
Schedule 5.5(b)  Utility Meters
Schedule 5.6     Waste Management and Wastewater Treatment Services
Schedule 5.7.1   Sulfur and Coke Transport Service
Schedule 5.7.2   Broad Band and Network Computing Services
Schedule 5.7.3   Radio and Phone Services
Schedule 5.7.4   Analytical Laboratory and Custody Transfer Services
Schedule 5.7.5   Security Services
Schedule 5.7.6   Other Support Service
Schedule 5.8.1   Operations Services
Schedule 5.8.2   Engineering Services
Schedule 5.8.3   Human Resources Services
Schedule 5.8.4   Accounting Services
Schedule 5.8.5   Administrative Services
Schedule 5.9     Coker Company Spares
Schedule 5.10    Catalyst and Caustic
Schedule 5.12.1  Environmental, Health and Safety Services
Schedule 5.12.2  Emergency Response Services
Schedule 5.13    Insurance
Schedule 5.14    Licenses, Permits and Approvals
Schedule 6.1     Annual Budget and Operating Plan

EXHIBITS

Exhibit A        Base Case Financial Model

                                      iv-

          AGREEMENT FOR SUPPLY AND SERVICES, dated as of August 19, 1999, between Clark Refining & Marketing, Inc., a Delaware corporation ("Clark R&M")
                                                                   ---------
and Port Arthur Coker Company L.P., a Delaware limited partnership (the "Coker
                                                                         -----
Company").
-------

                                    RECITALS

          WHEREAS, the Coker Company has entered into an EPC Contract with the Contractor for the construction of the Coker Complex;

          WHEREAS, the Coker Company is causing the Coker Complex to be constructed on land within the Refinery leased from Clark R&M, which Coker Complex is intended to have at least the Coker Complex Design Capacity;

          WHEREAS, the Coker Company has leased the Ancillary Equipment located within the Refinery, which Ancillary Equipment is being upgraded to have the Crude Design Capacity to permit the production of at least the minimum volume of feedstocks for the Coker Complex to operate at the Coker Complex Design Capacity;

          WHEREAS, the Coker Company, pursuant to the Long-Term Oil Supply Agreement, has access to Maya Crude Oil for processing through the Heavy Oil Processing Facility;

          WHEREAS, Clark R&M has access to additional crude oil and other feedstreams necessary to operate the Ancillary Equipment at the Crude Design Capacity and the Coker Complex at the Coker Complex Design Capacity;

          WHEREAS, the Coker Company desires to deliver and Clark R&M desires to purchase the Required Product Mix under the Product Purchase Agreement;

          WHEREAS, the Coker Company requires supplies and services in order to operate the Ancillary Equipment and the Coker Complex and to produce the Required Product Mix;

          WHEREAS, Clark R&M has the necessary technical and operational capacity to deliver the such supplies and to provide such services required to operate the Ancillary Equipment and the Coker Complex; and

          WHEREAS, the obligations of Clark R&M and the rights of the Coker Company hereunder will be assigned to the Financing Parties as security in order to finance the construction of the Coker Complex.

          NOW THEREFORE, for and in consideration of the mutual covenants, premises and agreements set forth herein, and good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                                                               2
                            ARTICLE 1. DEFINITIONS

          Section 1.1   Definitions.  Except as contained in this Section 1.1 or
                        -----------
as otherwise defined herein, the capitalized terms used herein shall have the respective meanings assigned thereto in Appendix A. For all purposes of this Services and Supply Agreement, the following terms shall have the following meanings:

          "Applicable Price" means, with respect to each Service or Supply to be
           ----------------
provided by Clark R&M hereunder during any monthly period, the total reimbursable cost or fee due and payable by the Coker Company to Clark R&M for such Service or Supply determined in accordance with the formula set forth under the heading "Applicable Price" on the Schedule relating to such Service or Supply, provided that to the extent any Service or Supply is not described in a
        --------
Schedule, the "Applicable Price" for such Service or Supply shall equal the Permitted Reimbursable Expenses incurred by Clark R&M in providing such Service or Supply.

          Section 1.2   Other Definitional Provisions.
                        -----------------------------

          (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Services and Supply Agreement shall refer to this Services and Supply Agreement as a whole and not to any particular provision of this Services and Supply Agreement, and Article, Section and Schedule references are to this Services and Supply Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


            ARTICLE 2.  GENERAL SCOPE OF CLARK R&M RESPONSIBILITIES

          Clark R&M shall operate, manage and maintain all components of the Ancillary Equipment and the Coker Complex and perform all other necessary services (all of the foregoing, collectively, the "Services") and provide all
                                                   --------
necessary feedstocks and other materials (collectively, the "Supplies"), other
                                                             --------
than matters expressly stated herein to be the obligations of the Coker Company, in order to generate the Required Product Mix on a continuous basis during the term of this Services and Supply Agreement. Clark R&M shall provide the Services and Supplies in a prudent and efficient manner in compliance with the following:

          (a)  Applicable Law;

          (b)  Prudent Industry Practice;

          (c)  requirements of applicable Warranties;

          (d) applicable equipment manufacturers' recommended maintenance procedures;

          (e) the Operating Manuals, the Maintenance and Instruction Manuals and the Mechanical Catalogs (each as defined in the EPC Contract);

          (f)  the EPC Contract and the other Project Documents; and

          (g)  the Financing Documents.


              ARTICLE 3. ANCILLARY EQUIPMENT; SUPPLY AND SERVICES

          Section 3.1  Crude Supply Management Services.  (a) Clark R&M shall
                       --------------------------------
coordinate the scheduling and execution of deliveries of the Contract Quantity of Coker Company Maya to the Heavy Oil Processing Facility on behalf of the Coker Company in accordance with the Long-Term Oil Supply Agreement and the specifications set forth in Schedule 3.1.

          (b) To the extent that the Coker Company does not have access under the Long-Term Oil Supply Agreement to the volume of Maya Crude Oil required for start-up and operation of the Heavy Oil Processing Facility during the Start-up Period, Clark R&M shall supply the Coker Company with the additional volume of Maya Crude Oil required for start-up and operation of the Heavy Oil Processing Facility during such period and shall coordinate the scheduling and execution of deliveries of such crude oil to the Heavy Oil Processing Facility on behalf of the Coker Company, in accordance with the specifications set forth in Schedule
3.1. The Coker Company shall reimburse Clark R&M for the purchase price of such crude oil and any reasonable administrative fees, financing fees or capital allocation costs incurred by Clark R&M in procuring such crude oil by Clark R&M.

          (c) Clark R&M shall procure on behalf of the Coker Company one or more contracts for the supply of light crude oil necessary for the processing of Coker Company Maya and shall coordinate the scheduling and execution of deliveries of such crude oil to the Heavy Oil Processing Facility on behalf of the Coker Company, in accordance with the specifications set forth in Schedule 3.1.

          (d) Should the supply of Maya Crude Oil pursuant to the Long-Term Oil Supply Agreement become unavailable for any reason, Clark R&M shall procure on behalf of the Coker Company one or more alternative supplies of Maya Crude Oil in amounts substantially equivalent to the Contract Quantity. Clark R&M shall coordinate the scheduling and execution of deliveries of such Maya Crude Oil to the Heavy Oil Processing Facility in accordance with the specifications set forth in Schedule 3.1.

          (e) In connection with its obligations under this Section 3.1, Clark R&M shall engage tankers on behalf, and at the expense, of the Coker Company for the shipment of Coker Company Maya and Coker Company light crude oil. All shipping contracts in connection therewith shall be entered into directly by the Coker Company. Clark R&M shall ensure that all such shipments of Coker Company Maya and Coker Company light crude oil are adequately covered by marine cargo, casualty and other required insurance. In addition, in connection with such shipping, Clark R&M shall ensure that prior to arrival at the Refinery Clark Maya will not be commingled with any shipment of Coker Company Maya and Clark R&M light crude oil will not be commingled with any shipment of Coker Company light crude oil.

          (f) To the extent that any Clark R&M-owned crude oil is delivered to the Refinery by the same pipeline as Coker Company-owned crude oil of the same type, title to such commingled crude oil shall be allocated in accordance with the respective volume of crude oil purchased by Clark R&M or the Coker Company as evidenced by the bills of lading for such shipments.

          (g) Clark R&M shall not grant any Lien on Clark R&M-owned crude oil that is to be commingled with Coker Company-owned crude oil at the Refinery, other than purchase money security interests necessary to secure the purchase price of such Clark R&M-owned crude oil.

          Section 3.2  Docking, Pipeline Delivery, Handling and Storage of Crude
                       ---------------------------------------------------------
Deliveries.  (a) Clark R&M shall provide all docking, pipeline, handling and
----------
storage services necessary for the delivery of Coker Company Maya and other Coker Company light crude oil to the Heavy Oil Processing Facility, in accordance with the specifications set forth in Schedule 3.2.

          (b) For the term of this Services and Supply Agreement, Clark R&M shall (i) maintain the Marine Dock and Terminaling Agreement (as such term is defined in the Common Security Agreement) in effect and comply with all of its material obligations thereunder and (ii) make advance payments to Sun Pipe Line Company every thirty (30) days in amounts equal to the maximum amount that Clark R&M estimates, in its reasonable good faith judgment, will be due and payable by Clark R&M to Sun Pipe Line Company pursuant to the Marine Terminaling Agreement in the next succeeding thirty (30) days.

          Section 3.3  Supply of Other Ancillary Equipment Feedstocks.  (a)
                       ----------------------------------------------
Clark R&M shall coordinate the scheduling and execution of deliveries of Hydrogen needed to process Coker Company Maya and light crude oil through the Ancillary Equipment on behalf of the Coker Company in accordance with the Hydrogen Supply Agreement and shall otherwise perform the Coker Company's obligations (other than payment to obligations) and exercise its rights under the Hydrogen Supply Agreement, in accordance with Schedule 4.3.

          (b) Clark R&M shall supply and the Coker Company shall purchase all other feedstocks (including any additional hydrogen not available to the Coker Company under the Hydrogen Supply Agreement) necessary for the processing of Coker Company Maya and Coker Company light crude oil through the Ancillary Equipment and Clark R&M shall deliver such products to the Ancillary Equipment, in accordance with the specifications set forth in Schedule 3.3 and Schedule 4.4.

          (c) Clark R&M shall maintain the Clark Hydrogen Supply Contract in effect for the term of this Services and Supply Agreement and shall comply with all of its material obligations thereunder.

          Section 3.4  Operation of Ancillary Equipment.  Clark R&M shall
                       --------------------------------
operate and maintain the Ancillary Equipment and manage the processing of Maya Crude Oil and other feedstreams thereby on behalf of itself and the Coker Company.

          Section 3.5  Processing of Clark R&M Products.  (a) Prior to the
                       --------------------------------
Start-up Date, Clark R&M shall have the right to process Clark R&M-owned crude oil through the Ancillary Equipment; provided that (i) all operating expenses
                                     --------
related thereto shall be for the account of, and exclusively paid by, Clark R&M and (ii) the processing of Clark R&M-owned crude oil pursuant to this clause (a) shall (x) in no way interfere with the timely performance of the Lessor Ancillary Equipment Upgrade, the construction of the Coker Complex by the Contractor or the achievement of the Guranteed Values by the Guaranteed Performance Dates (as such terms are defined in the EPC Contract) or (y) not adversely affect the reliability or the useful life of the Ancillary Equipment. The parties agree that consideration for the processing rights granted Clark R&M under this Section 3.5(a) has been given to the Coker Company in the form of a reduction in the rent payable that would otherwise be payable pursuant to
Section 13.1(a)(i) of the Ancillary Equipment Site Lease.

          (b) After Final Completion, subject to the terms and conditions hereinafter set forth, Clark R&M shall have the right (the "Excess Crude Capacity Option") each calendar quarter during the term of this Service and Supply Agreement to require the Coker Company to process Clark R&M-owned crude oil and other feedstreams equal to the Excess Crude Capacity for each day during such calendar quarter.

          (c) If Clark R&M shall not have given the Coker Company written notice at least thirty days prior to any calendar quarter that it does not intend to exercise its Excess Crude Capacity Option for the succeeding calendar quarter, Clark R&M shall be deemed to have exercised such right and shall pay the Coker Company for the processing of Clark R&M-owned crude oil and other feedstreams equal to the Excess Crude Capacity for each day during such calendar quarter in accordance with the formulas set forth on Schedule 3.5.

          (d) If Clark R&M chooses not to exercise its Excess Crude Capacity Option in any calendar quarter, the Coker Company may sell such processing right (or portion of such right) to an alternative purchaser and Clark R&M agrees to provide such alternative purchaser and/or the Coker Company with such Services and Supplies hereunder as may be required to process crude oil and other feedstreams for such party through the Ancillary Equipment.

          (e) If Clark R&M chooses to exercise its Excess Crude Capacity Option in any calendar quarter, the Coker Company agrees to process Clark R&M-owned crude oil and other feedstreams through the Ancillary Equipment or through any other appropriate equipment to which the Coker Company may have access, provided
                                                                        --------
that (i) if the Coker Company chooses to process such Clark R&M-owned crude oil and other feedstreams through the Ancillary

Equipment, such processing will not interrupt, reduce or otherwise materially interfere with the processing of Coker Company Maya during such calendar quarter or (ii) if the Coker Company chooses to process such Clark R&M-owned crude oil and other feedstreams through alternative equipment, such processing will not materially affect the expected product yields from such crude oil and other feedstreams.

          Section 3.6  Title to Product Streams from Ancillary Equipment.  Title
                       -------------------------------------------------
to product streams resulting from the processing of Coker Company Maya and other Coker Company-owned crude oil through the Ancillary Equipment shall be determined on a pro rata basis in proportion to the relative volume of Coker Company-owned crude oil and other crude oil processed through the Ancillary Equipment for Clark R&M (or for other third parties if Clark R&M does not exercise its Excess Crude Capacity Option), in accordance with the specifications and formulas under the heading "Quantity" on the Schedules to the Product Purchase Agreement (it being understood that Clark R&M shall have title to those product streams resulting from the processing of Clark R&M-owned feedstreams through the Ancillary Equipment pursuant to Section 3.5).

          Section 3.7  Disposition of Product Streams from Ancillary Equipment.
                       -------------------------------------------------------

          (a) Clark R&M shall determine the portion, if any, of Coker Company-owned VGO and Clark R&M-owned VGO produced by the Crude Unit that is required to fill the remaining Excess Hydrocracker Capacity of the Hydrocracker on any day in accordance with the provisions of Section 4.3 and shall manage the delivery of any such VGO to the Hydrocracker on behalf of the Coker Company and itself.

          (b) Clark R&M shall manage the delivery of VTBs from the Ancillary Equipment to the Coker on behalf of the Coker Company and itself.

          (c) Clark R&M shall manage the delivery of all Products from the Ancillary Equipment (including all Coker Company-owned VGO not delivered to the Hydrocracker pursuant to clause (a) above) that are to be sold under the Products Purchase Agreement in accordance with such agreement.

          (d) Clark R&M shall deliver all other Clark R&M-owned product streams (other than VTBs and VGO to be delivered to the Coker Complex) to the battery limits of the Ancillary Equipment and shall take possession and control all such Clark R&M-owned product streams delivered to the battery limits of the Ancillary Equipment.


                 ARTICLE 4.  COKER COMPLEX; SUPPLY AND SERVICES

          Section 4.1  Operation of Coker Complex.
                       --------------------------

          (a) The Coker Company shall employ the roster of personnel with the job descriptions listed on Schedule 4.1; provided, however, that the Coker
                                         --------  -------
Company may reduce the
number of such employees to the extent (i) that changes in technology or automation opportunities allow a reduced number of Coker Company to perform such job descriptions in a more cost effective manner and (ii) permitted by the Financing Documents.

          (b) Clark R&M shall supervise and train the employees referred to in clause (a) above and shall otherwise operate and maintain the Coker Complex and manage the processing of VTBs, VGO, LCO and other feedstreams thereby on behalf of the Coker Company.

          (c) Clark R&M shall operate the Coker Complex in accordance with all of the terms and conditions set forth in the EPC Contract.

          Section 4.2  Processing of Clark R&M Products; Coker.  (a)  Subject to
                       ---------------------------------------
the terms and conditions hereinafter set forth and to Section 6.2(d), Clark R&M shall have the right (the "Excess Coker Capacity Option") each calendar quarter during the term of this Service and Supply Agreement to require the Coker Company to process Clark R&M-owned VTBs and other feedstreams equal to the Excess Coker Capacity each day during such calendar quarter.

          (b) If Clark R&M shall not have given the Coker Company written notice at least thirty days prior to any calendar quarter that it does not intend to exercise its Excess Coker Capacity Option for the succeeding calendar quarter, Clark R&M shall be deemed to have exercised such right and shall pay the Coker Company for the processing of VTBs and other feedstreams equal to the Excess Coker Capacity each day during such calendar quarter in accordance with the formula set forth on Schedule 4.2.

          (c) If Clark R&M chooses not to exercise its Excess Coker Capacity Option in any calendar quarter, the Coker Company may sell such processing right (or portion of such right) to an alternative purchaser and Clark R&M agrees to provide such alternative purchaser and/or the Coker Company with such Services and Supplies hereunder as may be required to process VTBs and other feedstreams for such party through the Coker.

          (d) If Clark R&M chooses to exercise its Excess Coker Capacity Option in any calendar quarter, the Coker Company agrees to process Clark R&M-owned VTBs and other feedstreams through the Coker or through any other appropriate equipment to which the Coker Company may have access, provided that (i) if the
                                                      --------
Coker Company chooses to process such Clark R&M-owned feedstreams through the Coker, such processing will not interrupt, reduce or otherwise materially interfere with the processing of Coker Company VTBS during such calendar quarter or (ii) if the Coker Company chooses to process such Clark R&M-owned feedstreams through alternative equipment, such processing will not materially affect the expected product yields from such feedstreams.

          Section 4.3  Processing of Clark R&M Products; Hydrocracker.  (a)
                       ----------------------------------------------
Subject to the terms and conditions hereinafter set forth, Clark R&M shall have the right (the "Excess Hydrocracker Capacity Option") each calendar quarter during the term of this Service and Supply Agreement to require the Coker Company to process Clark R&M-owned feedstreams up to an amount equal to the Excess Hydrocracker Capacity each day during such calendar quarter.

          (b) If Clark R&M shall not have given the Coker Company written notice at least thirty days prior to any calendar quarter that it does not intend to exercise its Excess Hydrocracker Capacity Option for the succeeding calendar quarter, Clark R&M shall be deemed to have exercised such right and shall pay the Coker Company for the processing of Clark R&M-owned feedstreams during such calendar quarter in accordance with the formulas set forth on
Schedule 4.3.

          (c) If Clark R&M chooses to exercise its Excess Hydrocracker Capacity Option in any calendar quarter, the Coker Company agrees to process the volume of Clark R&M-owned LCO, VGO and other feedstreams designated by Clark R&M each day up to the Excess Hydrocracker Capacity for such day through the Hydrocracker or through any other appropriate equipment to which the Coker Company may have access, provided that (i) if the Coker Company chooses to process such Clark
        --------
R&M-owned feedstreams through the Hydrocracker, such processing will not interrupt, reduce or otherwise materially interfere with the processing of Coker Company VGO produced by the Coker during such calendar quarter or (ii) if the Coker Company chooses to process such Clark R&M-owned feedstreams through alternative equipment, such processing will not materially affect the expected product yields from such feedstreams. To the extent that Clark R&M does not exercise its right to use all Excess Hydrocracker Capacity on any day during such calendar quarter, Clark R&M shall ensure that pro rata portions of Coker Company-owned and Clark R&M-owned VGO produced by the Crude Unit on such day are used to fill the remaining Excess Hydrocracker Capacity of the Hydrocracker. Clark R&M shall pay the Coker Company for all such Clark R&M-owned VGO processed by the Hydrocracker in accordance with the formulas set forth on Schedule 4.3.

          (d) If Clark R&M chooses not to exercise its Excess Hydrocracker Capacity Option in any calendar quarter, the Coker Company may sell such processing right (or portion of such right) to an alternative purchaser or direct Clark R&M to ensure that the Excess Hydrocracker Capacity (or any portion thereof) is used to process Coker Company VGO produced by the Crude Unit. In either case, Clark R&M shall provide the Coker Company and/or such alternative purchaser with such Services and Supplies hereunder as may be required to process VGO or other feedstreams for such party through the Hydrocracker.

          Section 4.4  Supply and Delivery of Other Feedstocks to Coker Complex.
                       --------------------------------------------------------

          (a) Clark R&M shall coordinate the scheduling and execution of deliveries of Hydrogen needed to process Coker Company-owned VTBs and VGO by the Coker Complex on behalf of the Coker Company in accordance with the Hydrogen Supply Agreement and shall otherwise perform the Coker Company's obligations (other than payment to obligations) and exercise its rights under the Hydrogen Supply Agreement, in accordance with Schedule 4.4.

          (b) Clark R&M shall supply and the Coker Company shall purchase all other feedstocks (including any additional hydrogen not available under the Hydrogen Supply Agreement) necessary to process Coker Company-owned VTBs, VGO and other feedstreams through the Coker Complex and shall manage the delivery of such products to the Coker Complex, in accordance with the specifications set forth in Schedule 4.4.

          (c) Clark R&M shall provide at its expense all hydrogen and other feedstocks necessary to process any Clark R&M-owned VTBs, LCO and other feedstreams through the Coker Complex and shall deliver such products to the Coker Complex.

          Section 4.5  Title to Product Streams from Coker Complex.  Title to
                       -------------------------------------------
product streams resulting from the processing of Coker Company-owned VTBs and VGO through the Coker Complex shall be determined on a pro rata basis in proportion to the relative volume of Coker Company-owned VTBs and VGO and other VTBs and VGO processed by the Coker Complex for Clark R&M (or for other third parties if Clark R&M has not exercised its Excess Coker Capacity Option and/or its Excess Hydrocracker Capacity Option, as the case may be), in accordance with the specifications and formulas under the heading "Quantity" on the Schedules to the Product Purchase Agreement (it being understood that Clark R&M shall have title to any product streams resulting from the processing of Clark R&M-owned LCO and other Clark R&M-owned product streams through the Coker Complex pursuant to Section 4.2).

          Section 4.6  Disposition of Product Streams from Coker Complex.  (a)
                       -------------------------------------------------
Clark R&M shall coordinate and manage the delivery of Coker Company Products from the Coker Complex, in accordance with the Product Purchase Agreement.

          (b) Clark R&M shall deliver all Clark R&M-owned product streams from the Coker Complex to the battery limits of the Coker Complex and shall take possession and control all such Clark R&M-owned product streams delivered to the battery limits of the Coker Complex.


                    ARTICLE 5.  GENERAL SERVICES AND SUPPLIES

          Section 5.1  Construction Management.
                       -----------------------

          (a) Clark R&M (i) shall manage and supervise the construction of the Coker Complex by the Contractor and cooperate with the Independent Engineer to ensure the construction of the Coker Complex in accordance with the EPC Contract and (ii) shall fulfill all obligations, and perform all functions, of the Coker Company under the EPC Contract, other than payment obligations of the Coker Company thereunder including, without limitation, those listed on Schedule 5.1 hereto.

         (b) Without limiting the generality of the foregoing clause, Clark R&M agrees to schedule, coordinate, manage and perform all start-up and performance testing obligations of the Coker Company under the EPC Contract and take such other steps as are necessary to cause the Coker Complex to achieve the Guaranteed Values by the Guaranteed Performance Dates (as such terms are defined in the EPC Contract).

          Section 5.2  Contract Management.  (a) Clark R&M shall supervise and
                       -------------------
monitor the performance by counterparties (other than itself) to all Coker Company contracts (other than the Financing Documents) and the Coker Company's relationships with such parties, including, without limitation, (i) the adequacy and timeliness of the performance by such counterparties, (ii) timely assertion of the Coker Company's rights under such contracts, (iii) enforcement of contractor, subcontractor and vendor warranties and guaranties in connection therewith, and (iv) management of dispute resolution and/or litigation in connection therewith.

          (b) Clark R&M's performance of its obligations under clause (a) above shall be subject to the on-going supervision and control of the Coker Company. In connection with its obligations under Section 6.3, Clark R&M shall provide the Coker Company quarterly reports describing actions taken by Clark R&M in the previous calendar quarter in connection with the performance of its obligations under clause (a) above.

          Section 5.3  Maintenance Services
                       --------------------

          (a) In compliance with Applicable Law and Prudent Industry Practice, Clark R&M shall provide all maintenance services, materials and labor necessary and advisable to efficiently operate and maintain the Heavy Oil Processing Facility and the on-going production of the Required Product Mix, including, without limitation, the services specified on Schedule 5.3. The Coker Company shall pay for such Services in accordance with the pricing formula set forth in
Schedule 5.3. Notwithstanding the foregoing, the parties agree that certain capital repairs and similar maintenance services with respect to the Ancillary Equipment shall be provided at the expense of Clark R&M pursuant to Section 9.1 of the Ancillary Equipment Lease.

          (b) Clark R&M shall regularly update and implement an equipment upgrade, repair and preventive maintenance program with respect to the Heavy Oil Processing Facility that meets the requirements of (i) Applicable Law, (ii) the Permits, (iii) specifications of equipment manufacturers, (iv) the recommendations of the Contractor and (v) the Financing Documents.

          (c) Notwithstanding the foregoing provisions of this Section 5.3, Clark R&M shall not be required to fund or commit to fund any capital expenditures in connection with its obligations under this Section 5.3 that are in excess of amounts available in the Coker Company's Major Maintenance Account (as such term is defined in the Financing Documents), unless the Coker Company has demonstrated that it is capable of compensating Clark R&M for such capital expenditures and that payment of such compensation is permitted under the Financing Documents.

          Section 5.4  Operation and Maintenance of Clark Equipment.
                       --------------------------------------------

          (a) In compliance with Applicable Law and Prudent Industry Practice, throughout the term of this Services and Supply Agreement Clark R&M shall operate and maintain all pipelines, interconnections and other Clark Equipment as necessary for the efficient operation of the Heavy Oil Processing Facility and the on-going production of the Required Product Mix. Without limiting the generality of the foregoing, Clark R&M shall provide all maintenance services, equipment improvements, personnel and other resources that are necessary for the Clark Equipment to (i) generate the feedstocks for the Heavy Oil Processing Facility that this Services and Supply Agreement contemplates will be generated by the Clark Equipment, (ii) process intermediate products from the Heavy Oil Processing Facility into saleable products, (iii) continue to operate the remainder of the Refinery and produce intermediate and saleable products and (iv) otherwise provide the Services and Supplies that this Services and Supply Agreement contemplates will be provided by Clark Equipment.

          (b) Clark R&M shall coordinate the scheduling and performance of all necessary maintenance, including turnarounds and unscheduled unit shutdowns, at the Refinery to ensure on-going production of the Required Product Mix.

          Section 5.5  Utility Services.  (a) Clark R&M shall provide the
                       ----------------
following utility services, each in accordance with the more detailed description on the Schedule referenced opposite such Service on the chart below, to the Coker Company for the operation of the Heavy Oil Processing Facility. The Coker Company shall reimburse Clark R&M for the cost of each such Service (except for potable water, the cost for which is included in the rents payable by the Coker Company under the Coker Complex Ground Lease and the Ancillary Equipment Site Lease) in accordance with the formulas set forth in the Schedule relating thereto:

               Utility                             Schedule
               -------                             --------

               Electricity                      Schedule 5.5.1
               Steam                            Schedule 5.5.2
               Natural and Fuel Gas             Schedule 5.5.3
               Water                            Schedule 5.5.4
               Compressed Air                   Schedule 5.5.5
               Nitrogen                         Schedule 5.5.6

Notwithstanding anything in the foregoing to the contrary, in the event the Clark Hydrogen Supply Agreement is terminated or expires prior to its stated term, (i) the Coker Company shall have no obligation to purchase its full requirements for electricity or steam from Clark R&M and (ii) to the extent that the Coker Company purchases any portion of its requirements of steam and electricity from Air Products pursuant to the Hydrogen Supply Agreement, Clark R&M shall provide the Coker Company with any additional steam or electricity required for operation of the Heavy Oil Processing Facility and the Coker Company shall reimburse Clark R&M for the costs of such Services in accordance with the formulas set forth in Schedule 5.5.1 or Schedule 5.5.2, as the case may be.

          (b) In order to properly measure each Service provided to the Coker Complex pursuant to clause (a) above, Clark R&M shall (i) utilize the meter(s) or calculation method, as the case may be, described under the heading "Metering/Measurement Methodology for Services to the Coker Complex" on the Schedule relating to such Service and/or Schedule 5.5(b), as the case may be,
(ii) operate and maintain all metering devices described on such Schedules and
(iii) test the accuracy of such meters and the calculation methods in accordance with its regular practices.

          (c) If any test described in clause (b)(iii) of this Section 5.5 discloses that any metering device or calculation method related to the Services provided pursuant to clause (a) above is materially inaccurate, Clark R&M shall
(i) promptly take such steps as necessary to correct such inaccuracy by calibrating the applicable meters and/or adjusting the applicable calculation method and (ii) adjust charges (except with respect to potable water) to the Coker Company under Article 7 in order to compensate for the effect of such inaccuracy on any charges related to the period extending back to the prior accuracy test. For the purpose of calculating the amount of such adjustment, the parties agree to assume that the inaccuracy occurred at the midpoint in time between the prior accuracy test and the current accuracy test; provided,
                                                               --------
however, that if the time that such inaccuracy occurred can be ascertained by
-------
Prudent Industry Practice, the amount of the applicable adjustment shall be based on such time.

          (d) Clark R&M shall preserve all its original test data, charts and other records related to testing and measurements described in this Section for a period of at least two years and make such records available, together with calculations therefrom, for inspection or verification by the Coker Company.

          (e) Should Clark R&M determine, in its reasonable judgment, that additional and/or replacement meters are necessary to more accurately measure the utilities described in this Section 5.5, it shall propose a metering upgrade plan as part of the Annual Budget and Operating Plan for the Heavy Oil Processing Facility.

          (f) The agreement and obligation of Clark R&M to provide electric utilities and electric service, natural gas and gas service and potable water and water service under this Section 5.5 and sanitary sewage service under
Section 5.6 (each a "Regulated Utility") to the Coker Company is incident to,
                     -----------------
dependent upon and inseparable from the landlord/tenant relationship established by the Coker Complex Ground Lease and the Ancillary Site Equipment Lease, and such obligation shall continue only for the Coker Complex Ground Lease Term and the Ancillary Site Lease Term, respectively, and the existence of such landlord/tenant relationships between Clark R&M as landlord and the Coker Company as tenant under such leases. The provisions of this Services and Supply Agreement and the Ancillary Equipment Operating Fee are intended only to provide a mechanism for Clark R&M to recover from the Coker Company the costs of providing such Regulated Utilities described herein (and it is not intended that Clark R&M shall make a profit by providing such utilities or utility services). The Coker Company acknowledges, understands and agrees that none of the Regulated Utilities provided by Clark R&M to the Coker Company may be sold or resold by the Coker Company, and none of such Regulated Utilities may be used by any other party or for any purposes other than in connection with its tenancies under the Coker Complex Ground Lease and the Ancillary Site Equipment Lease, respectively.


          Section 5.6  Waste Management and Wastewater Services.  Clark R&M
                       ----------------------------------------
shall provide all collection, processing, treatment, transportation, storage, disposal and recycling of waste generated by the Heavy Oil Processing Facility and all rain water runoff, cooling tower blow down, sanitary sewage, recovered oil, recovered residuals and all other hazardous and solid waste originating at the Heavy Oil Processing Facility in accordance with
Schedule 5.6. The Coker Company shall reimburse Clark R&M for the costs of such Services (except sanitary sewage service, the costs for which are included in the rents payable by the Coker Company under the Coker Complex Ground Lease and the Ancillary Equipment Site Lease) in accordance with the formulas set forth in
Schedule 5.6.

          Section 5.7  Support Services.  Clark R&M shall provide the following
                       ----------------
additional support services, each as more particularly described on the Schedule opposite such Service on the chart below, as necessary for the operation of the Heavy Oil Processing Facility. The Coker Company shall pay for each such Service in accordance with the pricing formulas set forth in the Schedule relating to such Service:

               Support Service                              Schedule
               ---------------                              --------

               Sulfur and Coke Transport Service            Schedule 5.7.1
               Broad Band and Network Computing Services    Schedule 5.7.2
               Radio and Phone Services                     Schedule 5.7.3
               Analytical Laboratory and
                 Custody Transfer Services                  Schedule 5.7.4
               Security Services                            Schedule 5.7.5
               Other Support Service                        Schedule 5.5.6

          Section 5.8  Personnel and Management Services.
                       ---------------------------------

          (a) Clark R&M shall hire or provide all additional labor (other than Coker Company employees) required to operate the Coker Complex and all labor and professional, supervisory and management personnel as are required to operate the Ancillary Equipment and to otherwise perform its obligations hereunder including, without limitation, personnel required to provide the following Services, each more particularly described on the Schedule referenced opposite such Service on the chart below:

               Operations Services                        Schedule 5.8.1
               Engineering Services                       Schedule 5.8.2
               Human Resources Services                   Schedule 5.8.3
               Accounting Services                        Schedule 5.8.4
               Administrative Services                    Schedule 5.8.5

          (b) All personnel described in clause (a) above shall be employees of Clark R&M for all purposes, including compensation, payroll, income and other tax liabilities, pension contributions, insurance and workers compensation. Clark R&M shall ensure that all key personnel are qualified and experienced in operating facilities such as the Refinery.

          (c) To the extent the Coker Company requires additional personnel to fulfill its obligation under clause (a) of Section 4.1, Clark R&M shall assist the Coker Company in hiring and training personnel that are qualified and experienced in operating facilities such as the Refinery.

          Section 5.9  Spare Parts.
                       -----------

          (a) Pursuant to the Bill of Sale, the Coker Company is purchasing the spare parts listed on Schedule 5.9 from Clark R&M (the "Existing Spare Parts").
                                                        --------------------
In accordance with Section 2.38 of the EPC Contract and its obligations under Sections 5.1 and 5.2, Clark R&M shall procure additional spare parts on behalf of the Coker Company or instruct the Contractor to purchase such spare parts on behalf of the Coker Company (all such spare parts together with the Existing Spare Parts, the "Coker Company Spare Parts"). Clark R&M shall use its best
                  -------------------------
efforts to ensure that all purchases of Coker Company Spare Parts are made at competitive rates. At all times during the term of this Services and Supply Agreement, Clark R&M shall maintain a complete inventory of all Coker Company Spare Parts and shall manage and store such spare parts in a manner that ensures that the Coker Company Spare Parts are at all time separate from the Common Spare Parts and identifiable as property of the Coker Company. The Coker Company shall reimburse Clark R&M for all Coker Company Spare Parts procured by Clark R&M.

          (b) Clark R&M shall acquire, manage and store all other spare parts necessary for the operation of the Heavy Oil Processing Facility and the performance of Clark R&M's obligations hereunder (the "Common Spare Parts").
                                                       ------------------
The Coker Company shall reimburse Clark R&M for the cost of Common Spare Parts utilized in connection with the Coker Complex.

          (c) Clark R&M shall (i) ensure that all Coker Company Spare Parts are new and that all spare parts described in this Section 5.9, including Coker Company Spare Parts, are of good quality and free from defects, (ii) utilize all such spare parts in accordance with manufacturer and supplier warranties and recommendations, and (iii) assign to the Coker Company any warranties it obtains in procuring Coker Company Spare Parts and other spare parts or equipment that are utilized in connection with the Coker Complex.

          Section 5.10  Catalysts, Chemicals and Consumables.  Clark R&M shall
                        ------------------------------------
supply all catalysts, chemicals and other consumable materials necessary for the operation of the Heavy Oil Processing Facility and the performance of its obligations hereunder, including, without limitation those more particularly described on Schedule 5.10. The Coker Company shall pay Clark R&M for such materials, in accordance with the pricing formulas set forth in Schedule 5.10.

          Section 5.11  Quantity and Quality Control.
                        ----------------------------

          (a) In order to properly measure each product to be delivered under this Services and Supply Agreement and the Product Purchase Agreement in accordance with Prudent Industry Practice, Clark R&M shall (i) utilize the meter(s) or calculation method, as the case may be, described under the headings "Quantity" and "Quantity Measurement" on the Schedules to the Product Purchase Agreement or the heading "Metering/Measurement Methodology" on the

Schedules to the Services and Supply Agreement relating to such product, (ii) operate and maintain all metering devices described on such Schedules and (iii) test the accuracy of such meters and the calculation methods as described in clause (d) below.

          (b) Clark R&M shall implement, manage and maintain a system of quality control and sampling to ensure that each product delivered under this Services and Supply Agreement complies with (i) the specifications in the Schedules and (ii) the Product Purchase Agreement, as the case may be.

          (c) Every three days, Clark R&M shall provide the Coker Company with the product quantity and quality information necessary for the Coker Company to bill Clark R&M under Section 4.2 of the Product Purchase Agreement.

          (d) In accordance with its regular practices, Clark R&M shall test the accuracy of the meters and calculation methods described in clause (a) above through a combination of field verifications of meters and material balances of Refinery units. The Coker Company may from time to time request Clark R&M to conduct additional accuracy tests, at the Coker Company's expense. If any material inaccuracy is disclosed by any such test, Clark R&M shall (i) promptly take such steps as necessary to correct such inaccuracy by calibrating meters and/or adjusting the applicable calculation method and (ii) as applicable, adjust charges to the Coker Company under Article 7 and/or provide the Coker Company the information to adjust charges to Clark R&M under Section 4.2 of the Products Purchase Agreement in order to compensate for the effect of such inaccuracy on any charges related to the period extending back to the prior accuracy test. For the purpose of calculating the amount of such adjustment, the parties agree to assume that the inaccuracy occurred at the midpoint in time between the prior accuracy test and the current accuracy test; provided,
                                                               --------
however, that if the time that such inaccuracy occurred can be ascertained by
-------
Prudent Industry Practice, the amount of the applicable adjustment shall be based on such time.

          (e) Clark R&M shall preserve all its original test data, charts and other records related to the quantity and quality measurements described in this Section for a period of at least two years and make such records available, together with calculations therefrom, for inspection or verification by the Coker Company.

          (f) Should Clark R&M determine, in its reasonable judgment, that additional and/or replacement meters are necessary to more accurately measure the Products, it shall propose a metering upgrade plan as part of the Annual Budget and Operating Plan for the Heavy Oil Processing Facility.

          (g) To the extent that any meters described on the Exhibits to the Product Purchase Agreement are designated "XX-XXX", the Coker Company and Clark R&M shall promptly replace such designation with meter identification numbers upon completion of design engineering relating to such meter.

          Section 5.12  Environmental, Health and Safety Services.
                        -----------------------------------------

          (a) Clark R&M shall be solely responsible for initiating, maintaining and supervising all environmental, health and safety precautions and programs in connection with the construction, operation and maintenance of the Heavy Oil Processing Facility and the performance of its duties hereunder and shall maintain the safety of the Heavy Oil Processing at a level consistent with Applicable Law and Prudent Industry Practice, in accordance with Schedule 5.12.1.

          (b) Clark R&M shall provide the emergency response services described on Schedule 5.12.2. If an emergency conditions arises, Clark R&M may take whatever steps it deems necessary and/or appropriate consistent with Prudent Industry Practice and Applicable Law to preserve and protect any portion of the Refinery and persons at the Refinery and to overcome the emergency condition, restore the Refinery and continue performance of its duties hereunder. To the extent such emergency action involves the Heavy Oil Processing Facility, the Coker Company will reimburse Clark R&M for its pro rata share of expenses incurred in connection with such action, in accordance with Schedule 5.12.2.

          Section 5.13  Insurance Coverage.
                        ------------------

          (a) Clark R&M shall purchase and maintain, on behalf of the Coker Company, the insurance coverage specified in Schedule 5.13 for the Heavy Oil Processing Facility. Clark R&M shall cause such insurance coverage to (i) be available at such times and in such amounts as required by the Financing Documents, (ii) comply in form and substance to the requirements of the Financing Documents, including, without limitation, the naming of Financing Parties as mortgagees, additional insureds and loss payees, as appropriate, on each insurance policy obtained pursuant to this clause (a) and (iii) provide an insurer's waiver of subrogation in favor of each insured party thereunder.

          (b) The Coker Company shall reimburse Clark R&M for its share of costs associated with insurance coverage obtained pursuant to clause (a) above according to the pricing formulas set forth in Schedule 5.13.

          Section 5.14  Licensing, Permits and Approvals.
                        --------------------------------

          (a) Clark R&M shall investigate, determine, procure, pay for and maintain in effect, including all renewals and updating thereof, any and all professional licenses, other Permits, or governmental approvals necessary for continuous operation of the Heavy Oil Processing Facility including, without limitation, those listed on Schedule 5.14.

          (b) To the extent that any Permits are necessary for the continuous operation of the Coker Complex, Clark R&M shall, to the extent permitted by Applicable Law, (i) procure such Permits in the Coker Company's name or (ii) ensure that such Permits are freely assignable by Clark R&M to the Coker Company and, subsequently, to the Financing Parties. With respect to any Permits currently held by Clark R&M that are necessary for the continuous operation of the Coker Complex that are not assignable under Applicable Law, Clark R&M agrees to use its best efforts to ensure that such Permits are procured in the Coker Company's name.

          (c) The Coker Company shall reimburse Clark R&M for its share of costs associated with any licenses, Permits or approvals obtained pursuant to clause (a) above in accordance with the pricing formula set forth in Schedule 5.14.

          (d) The Coker Company hereby agrees not to exercise its right, pursuant to its air emissions permit No. 6825Z and PSD-TX-492 issued by the Texas Natural Resource Conservation Commission (the "Standby Permit"), to activate the Standby Permit to cover the entire Refinery, including the Ancillary Equipment, unless activating the Standby Permit is required to allow the Coker Company to continue operation of the Coker Complex. If the Coker Company activates the Standby Permit, the Coker Company shall cooperate with Clark R&M, at Clark R&M's sole cost and expense, to modify the Standby Permit to the extent necessary to obtain air emission permits for the Clark Equipment;

provided that no such modification shall impair or restrict the right of the
--------
Coker Company to operate the Heavy Oil Processing Facility at the greater of its design capacity or its then actual capacity.

          Section 5.15  Sulfur Recovery Services.
                        ------------------------

          (a) To the extent, at any time, the Sulfur Plant is unable to process sulfur produced by the processing of Coker Company-owned feedstreams through the Ancillary Equipment, the Hydrocracker and the Coker, Clark R&M shall provide the Coker Company with alternative sulfur recovery services.

          (b) In exchange for the provision of sulfur recovery services by Clark R&M pursuant to clause (a) of this Section 5.15, to the extent, at any time, the Clark R&M-owned sulfur recovery units at the Refinery are unable to process sulfur produced by the processing of the Clark R&M-owned feedstreams at the Refinery, the Coker Company agrees to the processing of Clark R&M-owned sulfur through the Sulfur Plant to the extent that capacity is available at the Sulfur Plant.

          (c) Clark R&M shall coordinate the sulfur recovery activities described in this Section 5.15.

     ARTICLE 6.  ANNUAL BUDGET AND OPERATING PLAN; REPORTING

          Section 6.1  Annual Budget and Operating Plan.
                       --------------------------------

          (a) The Annual Budget and Operating Plan for the first Operating Year shall be the budget attached hereto as Schedule 6.1, as the same may be amended by mutual consent, subject to any approval rights of the Financing Parties or Independent Engineer set forth in the Financing Documents.

          (b) Sixty (60) calendar days prior to the start of each Operating Year, other than the first Operating Year, Clark R&M shall prepare and submit to the Coker Company, the Financing Parties and the Independent Engineer, for their review and comment, a proposed annual budget and operating plan for such year which Annual Budget and Operating Plan shall be substantially in the form of
Schedule 6.1 and include, without limitation, (i) detailed line items of the anticipated revenues and expenses relating to the operation of the Heavy Oil Processing Facility for such year and (ii) the scheduled maintenance shutdown(s) of units comprising the Heavy Oil Processing Facility during such year.

          (c) Subject to any approval rights of the Financing Parties or Independent Engineer set forth in the Financing Documents, the Coker Company shall accept or object to all or any portion of the proposed Annual Budget and Operating Plan within thirty (30) calendar days of receipt thereof. If the Coker Company objects to any portion of such proposed Annual Budget and Operating Plan, the Coker Company and Clark R&M shall attempt in good faith to agree to an Annual Budget and Operating Plan. If the Coker Company and Clark R&M have not reached agreement on the Annual Budget and Operating Plan for any Operating Year prior to the first day of such Operating Year, the Annual Budget and Operating Plan in effect for such Operating Year shall be the same as the Annual Budget and Operating Plan for the immediately preceding calendar year (with each item on the budget adjusted based on a percentage change in the U.S. Consumer Price Index, in each case, from the date the Annual Budget and Operating Plan then in effect was approved) until a new Annual Budget and Operating Plan is approved.

          Section 6.2  Operating Adjustments.
                       ---------------------

          (a) Clark R&M may modify the operations of the Ancillary Equipment or the Coker Complex at its discretion so long as such modification does not (i) in any way impede production of the Required Product Mix, (ii) cause an increase in the reimbursable costs of the Coker Company that are payable hereunder that is not offset by a corresponding increase in revenues under the Product Purchase Agreement, (iii) adversely affect the reliability of or the useful life of either the Coker Complex or the Ancillary Equipment, or (iv) otherwise have a material adverse effect on the Coker Company, the Coker Complex, the Ancillary Equipment or the Refinery (including, without limitation, a material adverse effect on the ability of the Coker Company to pay its Senior Debt Obligations when they become due and payable or to prepay Senior Debt in accordance with the Base Case Financial Model).

          (b) The Coker Company and Clark R&M agree to modify the Schedules when and to the extent necessary in connection with adjustments permitted by this Section 6.2. In the event of any such adjustments, Clark R&M shall notify the Coker Company as soon as reasonably possible, and the parties shall cooperate to effect the intent of this Section.

          (c) To the extent Clark R&M determines, in its reasonable business judgment and in conformity with Prudent Industry Practices, that it is economically and technically prudent to process Coker Company feedstreams through another Clark R&M processing unit at the Refinery which has substantially the same processing capabilities as a unit comprising the Heavy Oil Processing Facility, Clark R&M may substitute the processing capacity of such unit with the other Clark R&M unit so long as (i) a substantially equivalent volume of Clark R&M feedstreams are processed through the unit comprising the Ancillary Equipment, (ii) the Clark Processing Fees shall be calculated as if the Coker Company feedstreams were processed through the Heavy Oil Processing Facility unit, and (iii)Clark R&M believes in its reasonable good faith judgment that the result of such exchange of processing capacities will be to maximize the profitability of the Refinery as a whole in a manner (A) that is mutually beneficial to Clark R&M and the Coker Company and (B) that does not maximize the profitability of Clark R&M at the expense of the Coker Company.

          (d) To the extent that operational difficulties cause Actual Crude Capacity for any day to be less than Crude Design Capacity, Clark R&M shall use commercially reasonable efforts to procure alternative Coker feedstocks on behalf of itself and the Coker Company in order operate the Coker at Actual Coker Capacity and preserve the relative processing capacities of Clark R&M and the Coker Company as would exist if the Ancillary Equipment were operating at Crude Design Capacity. In such event, the Coker Company shall reimburse Clark R&M for all Permitted Reimbursable Expenses incurred by Clark R&M in procuring such feedstocks on behalf of the Coker Company and the Excess Coker Capacity for such day shall be deemed to equal the volume necessary to preserve the relative processing capacities of Clark R&M and the Coker Company as would exist if the Ancillary Equipment were operating at Crude Design Capacity.

          To the extent that such operating difficulties involve the Crude Unit, Clark R&M shall use commercially reasonable efforts to procure alternative feedstocks for the other units comprising the Ancillary Equipment on behalf of itself and the Coker Company in order operate such units at their actual capacities and preserve the relative processing capacities of Clark R&M and the Coker Company as would exist if the Crude Unit were operating at Crude Design Capacity. In such event, the Coker Company shall reimburse Clark R&M for all Permitted Reimbursable Expenses incurred by Clark R&M in procuring such feedstocks on behalf of the Coker Company and the capacity of such units available for processing Clark R&M feedstreams pursuant to Section 3.5 hereof for such day shall be deemed to equal the volume necessary to preserve the relative processing capacities of Clark R&M and the Coker Company as would exist if the Crude Unit were operating at Crude Design Capacity.

          Section 6.3  Quarterly Reports.  Clark R&M shall, within forty five
                       -----------------
(45) calendar days after the end of each of the first three calendar quarters of each year and within ninety (90) days after the end of each calendar year, submit a report to the Coker Company, the Financing Parties and the Independent Engineer summarizing the actual operating activities at the Heavy Oil Processing Facility during that quarter or year, as the case may be, including, without limitation, the feedstream mixes and volumes utilized and such other operation information as may be reasonably requested by the Coker Company the Financing Parties or the Independent Engineer.

                        ARTICLE 7.  PRICING AND PAYMENT

          Section 7.1  Pricing of Services and Supplies.
                       --------------------------------

          (a) The Coker Company shall pay Clark R&M the Applicable Price for each Service and Supply provided by Clark R&M to the Coker Company hereunder (except for potable water and sanitary sewage services as provided in Sections
5.5 and 5.6, respectively).

          (b) Clark R&M shall pay the Coker Company the Clark Processing Fee for the processing services provided by the Coker Company to Clark R&M hereunder.

          Section 7.2  Net Pricing and Statements.
                       --------------------------

          (a) Clark R&M shall deliver to the Coker Company an itemized statement substantially in the form of Exhibit A hereto (the "Reconciliation
                                                              --------------
Statement") showing computation of the following for the prior monthly period:
---------

               (i) a calculation of the Applicable Price for each Service and Supply provided by Clark R&M to the Coker Company during such period;

               (ii)  a calculation of the Clark Processing Fee for such period;
          and

               (iii) the difference obtained as a result of subtracting the amount in 7.2(a)(i) from the amount in 7.2(a) (ii), as such difference may be adjusted from time to time pursuant to clause (d) Section 5.11.

          (b) The Reconciliation Statement shall be considered an invoice to the Coker Company of the amount computed in clause (a)(iii) above which shall be paid in accordance with Section 7.3.

          Section 7.3  Payment Procedure.  Payments due under this Article 7
                       -----------------
shall be made pursuant to Reconciliation Statements to be rendered by Clark R&M to the Coker Company on the eleventh (11/th/) Business Day of each month and to be paid on the twentieth (20/th/) calendar day of each month.

          Section 7.4  Alternative Pricing.
                       -------------------

          (a) If a change in Applicable Law requires Clark R&M to make capital expenditures or change its operating procedures in a manner that directly results in a material increase in the cost of providing the Services and Supplies hereunder, then upon the written request of Clark R&M the parties shall meet to negotiate in good faith an equitable adjustment or adjustments to the pricing of Services and Supplies hereunder (or an adjustment to the rents payable under the Coker Complex Ground Lease and/or the Ancillary Equipment Site Lease, respectively, with respect to the provision of potable water or sanitary sewage service); provided, however, that no such adjustment or adjustments shall
                 --------  -------
become effective unless or until Clark

R&M has demonstrated to the satisfaction of the Coker Company (and such other parties as required under the Financing Documents) that such adjustment or adjustments shall not (i) have a material adverse effect on the ability of the Coker Company to pay its Senior Debt Obligations when they become due or payable and (ii) become effective until approved by the Independent Engineer.

          (b) In the event that either party hereto determines in good faith judgment that the provisions set forth under the heading "Applicable Price" on the Schedule relating to any Service or Supply hereunder does not accurately reflect the actual cost of providing such Service or Supply (for any reason other than a change in Applicable Law), then upon written request of such party the parties shall meet to negotiate in good faith an equitable adjustment or adjustments to the pricing of such Services or Supply to reflect the actual cost of providing such Service or Supply (and to preserve the profit component, if any, of such price); provided, however, that such adjustment or adjustments
                     --------  -------
shall not (i) have a material adverse effect on the ability of the Coker Company to pay its Senior Debt Obligations when they become due or payable and (ii) become effective until approved by the Independent Engineer.

          (c) To the extent that any expansion of operations of Clark R&M at the Refinery (including, without limitation, the operation of the existing Clark R&M cokers after the Start-up Date) causes the Applicable Price of any Service to be provided pursuant to Sections 5.5 or 5.6 to increase, Clark R&M shall reduce the amounts charged the Coker Company for such Service so that the Applicable Price of such Service shall conform to the pricing that would have been in effect if such expansion had not occurred.

          (d) Any disputes with respect to the foregoing shall be resolved in accordance with Section 11.6 below.

          Section 7.5  Recordkeeping; Right to Audit; Access to Books and
                       --------------------------------------------------
                       Records.
                       -------

          (a) Clark R&M shall, in accordance with good business practices, keep and maintain such books, records, accounts and other documents as may be necessary to the performance of its obligations hereunder and which are sufficient to reflect accurately and completely all amounts which form the basis for Reconciliations Statements. Such records shall include receipts, memoranda, vouchers, inventories, and accounts of every kind and nature pertaining to the accounting for the Services and Supplies, as well as complete summaries and reports setting forth in reasonably detail all reimbursable expenses incurred.

          (b) The Coker Company shall have the right to audit all costs incurred by Clark R&M for which Clark R&M seeks payment hereunder and shall have the right to inspect and examine, during regular business hours and on not less than five (5) days notice to Clark R&M all records maintained pursuant to clause
(a) above.

          Section 7.6  Interest Rate for Late Payments.  All amounts payable
                       -------------------------------
hereunder if not paid when due will accrue interest daily at the annual rate of interest announced from time to time for dollars by The Chase Manhattan Bank, N.A. at its offices located in New York, New

York as its prime commercial interest rate for U.S. Dollar-denominated loans originated in the United States plus two percent (2%) calculated from the due date of such payment until the date of payment.


                 ARTICLE 8. DEFAULTS, REMEDIES AND TERMINATION

          Section 8.1  Clark R&M's Right to Terminate.  The failure of the Coker
                       ------------------------------
Company to pay any amount due hereunder in excess of $250,000 which remains uncured for a period of five (5) consecutive days from the date when payment of such amount is due shall constitute a Coker Company default hereunder.

          If a Coker Company default shall occur and be continuing, Clark R&M after having given the Coker Company and the Financing Parties ninety (90) days prior written notice may terminate this Services and Supply Agreement upon the Coker Company's and/or the Financing Parties' subsequent failure to cure such default within such ninety (90) day cure period.

          Section 8.2  Coker Company's Right to Terminate and Other Remedies.
                       -----------------------------------------------------
Each of the following shall constitute a Clark R&M default hereunder:

          (a) Failure by Clark R&M to pay any amount due hereunder in excess of $250,000 on the date when payment of such amount is required, which continues uncured for a period of five (5) consecutive days;

          (b) Failure by Clark R&M to perform substantially any material obligation hereunder, which failure continues uncured for a period of thirty
(30) consecutive days;

          (c) Commencement of insolvency, receivership, reorganization or bankruptcy proceedings by or against Clark R&M, which are not dismissed within 60 days;

          (d) Any material representation or warranty of Clark R&M herein that continues uncured for a period of sixty (60) consecutive days;

          (e) Default by Clark R&M under Section 6.2 to the Product Purchase Agreement; and

          (f) Failure by Clark R&M to perform substantially any material obligation under the Ancillary Equipment Site Lease or the Coker Complex Ground Lease, which failure continues uncured for a period of thirty (30) consecutive days.

          Upon the occurrence of a Clark R&M default hereunder and subject to such consent as may be required under the Financing Documents, the Coker Company may take any of the following actions, provided that with respect to a default
                                       --------
pursuant to clause (a) or (b) of this Section 8.2, the Coker Company shall have first given Clark R&M sixty (60) days notice and opportunity to cure such default and Clark R&M shall have failed to cure such default in its entirety within such sixty (60) day cure period: (x) terminate this Services and Supply Agreement, and/or (y) exercise any or all remedies available to it at law or in equity.

          Section 8.3  Termination Option.  Notwithstanding anything to the
                       ------------------
contrary herein and subject to such consent as may be required under the Financing Documents, this Services and Supply Agreement shall terminate at the option of either party hereto should Final Completion (as such term is defined in the EPC Contract) and completion of the Lessor Ancillary Equipment Upgrade not occur on or before March 1, 2002 or such later date for completion of construction of the Heavy Oil Processing Facility as may be contemplated by the Financing Documents.

          Section 8.4  Non-Exclusive Remedies; Specific Performance.
                       --------------------------------------------

          (a) None of the provisions in this Article 8 are intended to be exclusive of, or to limit, any rights available to either party at law or in equity.

          (b) Each of the parties hereto acknowledges and agrees that (i) monetary damages may be an inadequate remedy for a breach of any of the provisions of this Services and Supply Agreement, (ii) in addition to being entitled to exercise all of its rights granted by law, including recovery of damages, the other party shall therefore be entitled to specific performance of the other party's obligations under this Services and Supply Agreement and (iii) in the event of any action for specific performance it shall waive the defense that a remedy at law would be adequate.


                ARTICLE 9.  TERM, AND COMMENCEMENT OF SERVICES

          Section 9.1  Effectiveness; Term.  This Services and Supply Agreement
                       -------------------
shall become effective on the date hereof and shall continue in effect until the earlier of (a) the date on which this Services and Supply Agreement is terminated pursuant to Article 8, and (b) the date of that is thirty (30) years after the date hereof.

          Section 9.2  End of Term Obligations.
                       -----------------------

          Upon the expiration or termination, for whatever reason, of this Services and Supply Agreement:

          (a) Clark R&M shall cooperate with the Coker Company to enable it to continue operation of the Coker Complex, reclaim goods, equipment and materials, and otherwise effectuate the smooth transition of operations of the Coker Complex to the Coker Company or a new manager engaged by the Coker Company;

          (b) The Coker Company shall have the right, in its sole discretion, directly to assume and become liable for any contracts or obligations that Clark R&M may have undertaken with third parties in connection with the Services or provision of the Supplies (other than any contracts or obligations related to the provision of electric utilities or electric service), and Clark R&M shall execute all documents and take all other reasonable steps requested by the Coker Company which may be required to assign to and vest in the Coker Company all rights, benefits, interest and title in connection with such contracts or obligations;

          (c) Clark R&M shall deliver to the Coker Company all materials and documents that are the Coker Company property including, without limitation, the property referred to in Section 11.8; and

          (d) Clark R&M and the Coker Company shall cooperate to amend their respective Permits to reallocate their respective rights thereunder as necessary for the Coker Company to continue operation the Heavy Oil Processing Facility and Clark R&M to continue operation of the Clark Equipment.


                  ARTICLE 10. REPRESENTATIONS AND WARRANTIES

          Section 10.1  Representations and Warranties of the Coker Company.
                        ---------------------------------------------------

          The Coker Company represents and warrants to Clark R&M that:

          (a) The Coker Company is a limited partnership duly formed and validly existing under the laws of the State of Delaware; the Coker Company has the power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in; and the Coker Company is duly qualified to do business in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

          (b) The execution, delivery and performance by the Coker Company of this Services and Supply Agreement has been duly authorized by all necessary corporate action and does not and will not: (1) require any further consent or approval of the members of the Coker Company; (2) contravene the Coker Company's partnership agreement or limited partnership certificate; (3) violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination, or award presently in effect having applicability to the Coker Company; (4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Coker Company is a party or by which it or its properties may be bound or affected; (5) result in, or require, the creation or imposition of any lien, upon or with respect to any of the properties now owned or hereafter acquired by the Coker Company; or (6) cause the Coker Company to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease or instrument.

          (c) This Services and Supply Agreement is in full force and effect and is the legal, valid, and binding obligation of the Coker Company, enforceable against the Coker

Company in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, moratorium, insolvency or other similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          Section 10.2  Representations and Warranties of Clark R&M.
                        -------------------------------------------

          Clark R&M represents and warrants to the Coker Company that:

          (a) Clark R&M is a corporation duly formed and validly existing under the laws of Delaware; Clark R&M has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in; and Clark R&M is duly qualified to do business in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

          (b) The execution, delivery and performance by Clark R&M of this Services and Supply Agreement has been duly authorized by all necessary corporate action and does not and will not: (1) require any further consent or approval of the members of Clark R&M; (2) contravene Clark R&M's certificate of incorporation or by laws, (3) violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination, or award presently in effect having applicability to Clark R&M; (4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Clark R&M is a party or by which it or its properties may be bound or affected; (5) result in, or require, the creation or imposition of any lien, upon or with respect to any off the properties now owned or hereafter acquired by Clark R&M; or (6) cause Clark R&M to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease or instrument.

          (c) This Services and Supply Agreement is in full force and effect and is the legal, valid, and binding obligation of Clark R&M enforceable against Clark R&M in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, moratorium, insolvency, or other similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d) Clark R&M has all the required skills and capacity necessary to provide and shall diligently provide the Services and Supplies in a timely and professional manner, utilizing sound operation principles, project management procedures and supervisory procedures, all in accordance with Applicable Law, Prudent Industry Practice and the Base Case Financial Model.

                        ARTICLE 11. FURTHER AGREEMENTS

          Section 11.1  Intellectual Property; Confidentiality. Clark R&M agrees
                        --------------------------------------
to be bound by all confidentiality agreements and all agreements with respect to intellectual property rights contained in the other Project Documents.

          Section 11.2  Force Majeure.
                        -------------

          (a) If an Event of Force Majeure causes a material adverse effect on a party's ability to carry out its obligations hereunder, other than the obligation to pay money, such party shall give to the other party prompt notice of such Event of Force Majeure with reasonably full particulars thereof, and any such obligations so far as they are affected by such Event of Force Majeure shall be suspended during but not longer than the continuance of such Event of Force Majeure and such further period thereafter as shall be reasonable in the circumstances.

          (b) As soon as practicable after giving notice under clause (a) above the claiming party shall provide to the other party confirmation of the particulars required to be given under clause (a) above.

          (c) Nothing in this Section 11.2 shall suspend, excuse or delay any party's obligation to pay hereunder.

          (d) The non-performing party shall use reasonable diligence to remedy its inability to perform or to minimize the impact of the Event of Force Majeure as quickly as possible.

          Section 11.3  Cooperation with Other Parties. Clark R&M shall
                        ------------------------------
reasonably cooperate with the Coker Company, the Independent Engineer and the Financing Parties in connection with the Financing Documents and/or any refinancing thereof including, without limitation, the furnishing of such information, the giving of such certificates and the furnishing of a reasonable consent and such reasonable opinions of counsel and other matters as the Coker Company, the Independent Engineer or the Financing Parties may reasonably request in connection with the transactions contemplated hereby or by the Financing Documents.

          Section 11.4  Site Access. The Coker Company hereby grants to Clark
                        -----------
R&M a continuing license to use the portions of the Refinery owned or leased by the Coker Company (the "Coker Company Site") to the extent necessary to perform
                        ------------------
its obligations hereunder.

          Section 11.5  Indemnity.
                        ---------

          (a) The Coker Company shall protect, indemnify, defend and hold harmless Clark R&M, and Clark R&M shall protect, indemnify, defend and hold harmless the Coker Company and the Financing Parties, together with in each case the respective indemnitee's directors, officers, employees and agents (including but not limited to affiliates and their employees) from and against all liabilities, damages, losses, penalties, claims, judgments, awards, costs, expenses (including reasonable legal fees and any fines or assessments charged against it), demands, suits and proceedings of any nature whatsoever for death, injury or property damage that arise out of or are in any manner connected with the negligence or willful misconduct of that party in its performance of this Services and Supply Agreement.

          (b) Each party's obligations with respect to claims and suits covered by this Section are subject to the conditions that (i) the indemnitee gives the indemnitor reasonably prompt notice of any such claim or suit, (ii) the indemnitee cooperates in the defense of any such claim or suit and (iii) the indemnitor has sole control of the defense and settlement to the extent of the indemnitor's liability for any such claim or suit, provided that indemnitor
                                                   --------
shall confirm in writing its obligation to indemnify the indemnitee with respect to all costs and expenses with respect to such claim or suit. Nothing contained in this clause (b), however, shall preclude the indemnitee from (x) being represented by its own counsel at its own expense or (y) participating in the settlement if the claimed relief is non-monetary in nature.

          (c) The Coker Company hereby agrees that, notwithstanding any provision herein to the contrary, with respect to any loss that is or would be covered by the policies of insurance specified in Section 5.13, Clark R&M shall first seek to recover insurance proceeds under such policies, through submission of a claim and exercise of good faith efforts over the ensuing sixty (60) day period toward recovery of damages hereunder.

          Section 11.6  Dispute Resolution.
                        ------------------

          (a) In the event of any dispute arising out of or in connection with the Services and Supply Agreement, Clark R&M or the Coker Company may notify the other party of the nature of the dispute and the parties shall, in good faith and using all reasonable efforts, seek to settle the dispute amicably through negotiation between senior executives. Within twenty (20) days after delivery of such notice, such senior executives shall meet at a mutually acceptable time and place, and thereafter as often as reasonably deemed necessary, to exchange relevant information and to attempt to resolve the dispute. All discussions pursuant to this clause (a) shall be confidential and shall be treated as compromise and settlement negotiations for all purposes including the admission of evidence in any subsequent arbitration. If the matter has not been resolved within sixty (60) days of the delivery of notice of the dispute, or if the parties fail to meet within the twenty-day period referred to above, either party may initiate arbitration of the dispute pursuant to the terms of clause
(b) of this Section.

          (b) All disputes arising out of or in connection with the Services and Supply Agreement shall be settled finally by arbitration under rules applicable to arbitrations of the American Arbitration Association (the "AAA
                                                                         ---
Rules") in effect at such time. The arbitration shall take place in New York
-----
City. Subject to the provisions of paragraph (c) below, the arbitral tribunal shall consist of three arbitrators, one designated by each of the parties and the third, who shall be the chairman of the tribunal, selected by agreement of the two designated arbitrators. In the event the two arbitrators fail to agree on the selection of the chairman, the chairman shall be selected in accordance with ABB Rules. The substantive law applicable to the subject matter of the arbitration shall be the law indicated in Section 12.8. Copies of the request for arbitration and the answer thereto shall be served by a party on the other party in accordance with Section 12.7. Subject to paragraph (c) below, the award of the arbitral tribunal shall be rendered within one hundred eighty (180) days from signature or approval of the terms of reference, subject to extension for good cause only. The award shall be final and binding on the parties, and may be confirmed or embodied in any order or judgment of any court of competent jurisdiction.

          (c) In the case of any claim for damages in a principal amount of two hundred fifty thousand U.S. dollars (U.S.$250,000) or less, (i) the claim shall be resolved by a sole arbitrator selected in accordance with AAA Rules, (ii) the terms of reference shall be signed and any hearing of the matter shall be held within one hundred twenty (120) days following the later of service of the answer and transmission of the file to the arbitrator, and (iii) the arbitrator shall render the award within thirty (30) days after the hearing or, in the event a hearing is not held, signature or approval of the terms of reference, subject extension for good cause only.

          Section 11.7  Taxes.
                        -----

          (a) The Coker Company shall be responsible for payment of or reimbursement of the cost to Clark R&M of (i) all duties and all real property, personal property, sales, use, municipal or VAT, and other like taxes, in each case assessed against the Coker Complex and (ii) its pro rata share of all duties and all real property, personal property, sales, use, municipal or VAT, and other like taxes, in each case assessed against the Ancillary Equipment.

          (b) Clark R&M shall use commercially reasonable efforts to minimize the tax obligations arising out of or associated with this Services and Supply Agreement, the Ancillary Equipment or the Coker Complex and shall assist the Coker Company in (i) applying for available tax exemptions including, without limitation, a Texas direct pay permit and (ii) preparing and submitting any exemption certificates required under the clause (a) above. When obtained, the Coker Company shall issue Clark R&M its Texas direct pay permit for the provisions of Services and Supplies hereunder. If, for any reason, during the term of this Services and Supply Agreement, the Coker Company provides Clark R&M products or services which are subject to Texas sales and use tax, Clark R&M shall provide it Texas direct pay permit to the Coker Company.

          (c) Each party shall be solely responsible for payment of any federal, state or local taxes based on upon or measured by such party's income.

          Section 11.8  Title to Property.
                        -----------------

          (a) Title to all materials, equipment, supplies, consumables, spare parts and other items purchased or obtained by Clark R&M in connection with performance of the Services related to, and provision of the Supplies for, the Coker Complex shall pass immediately to and vest in the Coker Company upon passage of title from the vendor or supplier thereof.

          (b) All materials and documents prepared or developed by Clark R&M or its employees, representatives or contractors in connection with performance of the Services related to, and provision of Supplies for, the Coker Complex, including all manuals, data, designs, drawings, plans, specifications, reports, and accounts shall become the property of the Coker Company when prepared, and Clark R&M and its contractors.

          Section 11.9  Subcontractors.
                        --------------

          (a) Clark R&M shall have the right to subcontract any portion of the Services to be provided hereunder and enter into supply agreements with third parties in connection with the provision of Supplies hereunder. Clark R&M shall assure that its subcontractors, subcontracts and supply agreements comply with all pertinent provisions of this Services and Supply Agreement.

          (b) Clark R&M shall remain responsible for all of its obligations under this Supply and Service Agreement regardless of whether a subcontract or supply agreement is made or whether Clark R&M relies upon any subcontractor to any extent. Clark R&M's use of subcontractors for the performance of its obligations hereunder shall in no way increase Clark R&M's rights or diminish Clark R&M's liabilities hereunder with respect to the Coker Company and this Services and Supply Agreement shall be as though Clark R&M had itself performed such obligations.

          (c) The Coker Company shall not be deemed by virtue of any subcontract entered into by Clark R&M in connection herewith to have any contractual obligation to or relationship with any subcontractor of Clark R&M.

                           ARTICLE 12. MISCELLANEOUS

          Section 12.1  Relationship of Parties.
                        -----------------------

          (a) Nothing in this Services and Supply Agreement shall be deemed to constitute either party hereto a partner, joint venturer, agent or legal representative of the other party or to create any fiduciary relationship between or among the parties.

          (b) Clark R&M shall at all times be deemed an independent contractor with respect to the provision of Services and Supplies and neither it nor any of its employees or the employees of any of its subcontractors shall be considered an agent, servant or employee of the Coker Company.

          Section 12.2  Third Party Beneficiaries.  (a) The Financing Parties
                        -------------------------
are intended third party beneficiaries of this Services and Supply Agreement and the representations, warranties, covenants and agreements of the parties hereto are made for the benefit of, and may be relied upon by, the Financing Parties.

          (b) Except as otherwise provide in this Section 12.2, the rights and obligations created hereunder shall apply exclusively to the parties hereto and their successors and permitted assigns, and no right shall be created in any third party by reason of this Services and Supply Agreement or separate act or action taken independently by either party.

          Section 12.3  Clark R&M Warranties.
                        --------------------

          (a) Clark R&M warrants that at time of delivery, each product that Clark R&M supplies to the Coker Company hereunder shall meet its respective specifications set forth herein and in the Schedule in all material respects. CLARK R&M DOES NOT MAKE, AND EXPRESSLY DISCLAIMS, ANY OTHER WARRANTIES WHATSOEVER WITH RESPECT TO THE PRODUCTS TO BE SUPPLIED BY CLARK R&M HEREUNDER, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          (b) Clark R&M hereby assigns any assignable warranties made by third party suppliers for any products supplied by it hereunder. Clark R&M shall cooperate with the Coker Company in claims made by the Coker Company against any third party suppliers regardless of any warranty rights. The Coker Company hereby releases Clark R&M from claims arising from a breach of such third party warranties.

          (c) Clark R&M warrants that each Service or Supply provided by Clark R&M to the Coker Company hereunder shall meet its respective specifications set forth herein and in the Schedules in all material respects and shall meet the practices Clark R&M generally uses to perform similar functions at other United States refinery facilities it owns and operates. CLARK R&M DOES NOT MAKE, AND EXPRESSLY DISCLAIMS, ANY OTHER WARRANTIES WHATSOEVER WITH RESPECT TO THE SERVICES AND SUPPLIES TO BE PROVIDED BY CLARK R&M HEREUNDER, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          Section 12.4  No Indirect Damages. Notwithstanding anything to the
                        -------------------
contrary herein, in no event shall either party be liable for consequential, incidental, indirect, special or punitive damages hereunder including, without limitation, any damages measured by the principal amount of the Coker Company's obligations under the Financing Documents.

          Section 12.5  Assignments.
                        -----------

          (a) Clark R&M shall not assign its rights hereunder without the prior written consent of the Coker Company and the Financing Parties. The Coker Company may assign its rights hereunder to the Financing Parties, as collateral security for its obligations under the Financing Documents, but otherwise shall not assign its rights hereunder without the prior written consent of Clark R&M and the Financing Parties. Clark R&M hereby expressly authorizes the Financing Parties, or the Collateral Trustee acting on behalf of the Financing Parties, as a secured party, to exercise all rights of the Coker Company under this Services and Supply Agreement and to subsequently assign such rights in connection therewith.

          (b) This Services and Supply Agreement shall be binding upon and shall inure to the benefit of, the successors and permitted assigns of Clark R&M and the Coker Company.

          (c) This Services and Supply Agreement shall inure to the benefit of the Collateral Trustee, the Financing Parties and any subsequent transferee or assignee thereof.

          (d) Notwithstanding anything to the contrary herein, no assignment of the rights of the Coker Company with respect to the Regulated Utilities to any Person shall be effective unless and until the rights of the Coker Company under the Coker Complex Ground Lease and the Ancillary Equipment Site Lease are assigned to such Person.

          Section 12.6  Amendments.  No amendment, modification or alteration of
                        ----------
the terms hereof shall be binding unless the same is in writing and duly executed by each of the parties hereto.

          Section 12.7  Notices.  Any notice, request, consent, waiver or other
                        -------
communication required or permitted hereunder shall be effective only if it is in writing and personally delivered by hand or by overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

          If to Clark R&M:

               Clark Refining & Marketing, Inc.
               8182 Maryland Avenue
               St. Louis, Missouri 63105
               Attention: Richard A. Keffer

          If to the Coker Company:

               Port Arthur Coker Company L.P.
               Port Arthur Refinery
               1801 S. Gulfway Drive
               Office Number 36
               Port Arthur, Texas 77640
               Attention: K.W. Isom

               (or if sent by U.S. Mail:

               Port Arthur Coker Company L.P.
               P.O. Box 908
               Port Arthur, Texas 77641-0908
               Attention: K.W. Isom)

          Any such notice, request, consent, waiver or other communication required or permitted hereunder, whether to Clark R&M or the Coker Company, shall also be personally delivered by hand or by overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested, to the Collateral Trustee on behalf of the Financing Parties, addressed as follows:

               Bankers Trust Company
               Corporate Trust & Agency Services
               Four Albany Street, 4/th/ Floor
               New York, New York 10006
               Attention: James McDonough




          Section 12.8  GOVERNING LAW.  THE PLACE OF EXECUTION, DELIVERY OR
                        -------------
PERFORMANCE OF THIS SERVICES AND SUPPLY AGREEMENT OR OF THE DOMICILE OF THE PARTIES HERETO NOTWITHSTANDING, THIS SERVICES AND SUPPLY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SERVICES AND SUPPLY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT MATTERS AFFECTING THE OBLIGATION OF CLARK R&M TO PROVIDE ELECTRIC UTILITIES OR ELECTRIC SERVICE, NATURAL GAS OR GAS SERVICE, POTABLE WATER OR WATER SERVICE OR SANITARY SEWAGE SERVICES TO THE COKER COMPANY, INCLUDING THE ENFORCEMENT OF REMEDIES WITH RESPECT THERETO, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

          Section 12.9  Submission to Jurisdiction; Forum Selection.
                        -------------------------------------------

          (a) Each of the parties hereto submits to the non-exclusive jurisdiction of the courts of the State of New York, the State of Texas and the courts of the United States of America located in the State of New York and the State of Texas over (i) any suit, action or proceeding with respect to this Services and Supply Agreement or the transactions contemplated hereby if not settled by arbitration pursuant to Section 11.6 above and (ii) the enforcement of any arbitral award issued pursuant to Section 11.6 above.

          (b) Except for an arbitration award under Section 11.6 hereof, any suit, action or proceeding with respect to this Services and Supply Agreement or the transactions contemplated hereby, or the enforcement of any arbitral award in connection therewith, may be brought only in the courts of the State of New York or the courts of the United States of America located in the State of New York, in each case located in the Borough of Manhattan, City of New York, State of New York. Each of the parties hereto waives any objection that it may have to the venue of such suit, action or proceeding in any such court or that such suit, action or proceeding in such court was brought in an inconvenient court and agrees not to plead or claim the same.

          Section 12.10  Appointment of Agent for Service of Process.  Each
                         -------------------------------------------
party hereto irrevocably appoint CT Corporation, at 1633 Broadway, New York, New York 10019, as its authorized agent in the State of New York upon which process may be served in any suit, action or proceeding with respect to this Services and Supply Agreement or the transactions contemplated hereby, and agrees that service of process upon such agent, and written notice of said service to such party by the person serving the same to the address provided in Section 12.7, shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Each party hereto further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect so long as this Services and Supply Agreement is in effect pursuant to Section 9.1.

          Section 12.11  No Waiver.  The waiver of either party of a default or
                         ---------
breach of any provision of this Services and Supply Agreement by the other party shall not operate or be construed to operate as a waiver of any subsequent defaults or breaches of the same or different kind. The failure of a party to exercise any rights hereunder in a particular instance shall not operate as a waiver of such party's right to exercise the same or different rights in subsequent instances. The making or acceptance of a payment by either party with knowledge of the existence of a default or breach shall not operate or be construed to operate as a waiver of any default or breach.

          Section 12.12  Counterparts.  This Services and Supply Agreement may
                         ------------
be executed by one or more of the parties to this Services and Supply Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Services and Supply Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          Section 12.13  Integration.  This Services and Supply Agreement and
                         -----------
the other Project Documents represent the agreement of the Coker Company and Clark R&M with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Coker Company or Clark R&M relative to subject matter hereof not expressly set forth or referred to herein or in the other Project Documents.

          Section 12.14  Severability.  Any provision of this Services and
                         ------------
Supply Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 12.15  Headings.  Captions and headings in this Services and
                         --------
Supply Agreement are for reference only and do not constitute a part of the substance of this Services and Supply Agreement.

          Section 12.6   WAIVER OF JURY TRIAL.   THE COKER COMPANY AND CLARK R&M
                         --------------------
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SERVICES AND SUPPLY AGREEMENT OR ANY OTHER PROJECT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Services and Supply Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first set forth above.

                              CLARK REFINING & MARKETING, INC.

                              By: /s/ Maura J. Clark
                                  --------------------------------------
                              Name: Maura J. Clark
                              Title: Executive Vice President and
                                      Chief Financial Officer

                              PORT ARTHUR COKER COMPANY L.P.

                              By:  SABINE RIVER HOLDING CORP., as
                                   General Partner

                                   By: /s/ Maura J. Clark
                                       ---------------------------------
                                   Name: Maura J. Clark
                                   Title: Executive Vice President and
                                           Chief Financial Officer

                                                  APPENDIX A-DEFINITIONS TO THE:
                                                   Services and Supply Agreement
                                                      Product Purchase Agreement
                                                      Coker Complex Ground Lease
                                                  Ancillary Equipment Site Lease
                                               Transfer and Assignment Agreement


     General Provisions
     ------------------

     The following terms shall have the following meanings for all purposes of the Services and Supply Agreement, the Product Purchase Agreement, Coker Complex Ground Lease, the Ancillary Equipment Site Lease and the Transfer and Assignment Agreement, each referred to below, unless otherwise defined in such agreements or the context thereof shall otherwise require, and such meanings shall be equally applicable to both the singular and the plural forms of the terms herein defined. In the case of any conflict between the provisions of this Appendix A and the provisions of the main body of any of the above agreements, the provisions of the main body of such agreement shall control the construction of such agreement.

     Unless the context otherwise requires, references to (i) agreements shall include sections, schedules, exhibits and appendices thereto and shall be deemed to mean and include such agreement (and sections, schedules, exhibits and appendices) as the same may be amended, supplemented and otherwise modified from time to time, (ii) parties to agreements or government agencies shall be deemed to include the permitted successors and assigns of such parties and the successors and assigns of such agencies and (iii) laws or regulations shall be deemed to mean such laws or regulations as the same may be amended from time to time and any superseding laws or regulations covering the same subject matter.

     "Actual Coker Capacity" means with respect to the Coker, its capacity, from
      ---------------------
time to time, to process feedstreams.

     "Actual Crude Capacity" means with respect to the Ancillary Equipment, its
      ---------------------
capacity, from time to time, to process crude oil.

     "Actual Hydrocracker Capacity" means with respect to the Hydrocracker, its
      ----------------------------
capacity, from time to time, to process gas oil.

     "Adjacent Refinery Property" means the land described on Exhibit B to the
      --------------------------
Coker Complex Ground Lease and also on Exhibit C to the Ancillary Equipment Site Lease.

     "Amine Treating Unit" means the amine treating unit to be constructed
      -------------------
at the Refinery and designated ATU 7841.

     "Ancillary Equipment" means, collectively, the Crude Unit and the other
      -------------------
processing units described on Exhibit B to the Ancillary Equipment Site Lease.

     "Ancillary Equipment Easement" has the meaning given such term in Section
      ----------------------------
2.2 of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Operating Fee" has the meaning given such term in
      ---------------------------------
Section 13.2(b) of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Site" has the meaning given such term in Section 2.1
      ------------------------
of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Site Initial Term" means the period commencing on the
      -------------------------------------
August 19, 1999 and ending on August 19, 2029.

     "Ancillary Equipment Site Lease" means the Ancillary Equipment Site Lease
      ------------------------------
and Easement Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company.

     "Ancillary Equipment Site Leasehold" has the meaning given such term in
      ----------------------------------
Section 2.1 of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Site Lease Term" has the meaning given such term in
      -----------------------------------
Article XX of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Site Renewal Term" means each period following the end
      -------------------------------------
of the Ancillary Equipment Initial Term with respect to which Lessee has the option to renew the Ancillary Equipment Site Lease pursuant to Article XX of the Ancillary Equipment Site Lease.

     "Ancillary Equipment Upgrade Contract" means the Reimbursable Contract for
      ------------------------------------
Engineering, Procurement and Construction, dated as of March 24, 1998, between Clark R&M and the Contractor, as amended by Amendment No. One, dated as of August 19, 1999, as further amended, supplemented or otherwise modified from time to time.

     "Annual Budget and Operating Plan" means, for any Operating Year, the
      --------------------------------
budget and operating plan in effect pursuant to Section 6 of the Services and Supply Agreement.

     "Applicable Law" means, collectively, (i) all Permits and (ii) all laws,
      --------------
treaties, ordinances, judgments, decrees, injunctions, writs, orders and stipulations of any court, arbitrator or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, county, municipal, regional, environmental or other governmental body, instrumentality, agency, authority, court or other body applicable from time to time to the Refinery, the operation or maintenance of the Refinery, or the performance of any obligations under the Clark R&M Agreements, any other Project Document or any other agreement entered into in connection therewith.

     "Appraisal Procedure" with respect to any renewal option of any lease,
      -------------------
means a procedure whereby two independent Qualified Appraisers, one appointed by the lessor and one by the lessee, shall agree upon the value, period, amount or determination then the subject of an appraisal, as follows: If either the lessor or the lessee shall determine that a value, period or amount of determination to be determined under such lease or any related document cannot timely be established by agreement, such party shall appoint its Qualified Appraiser and give notice thereof to the other party, which shall appoint its Qualified Appraiser within 10 days thereafter. If such other party does not appoint its Qualified Appraiser within such ten day period, the determination of the first Qualified Appraiser made within 20 days thereafter shall be conclusive and binding on the lessor and the lessee. If within 20 days after appointment of the second of the two Qualified Appraisers, such Qualified Appraisers are unable to agree upon the value, period, amount or determination in question, they jointly shall appoint a third Qualified Appraiser within 10 days thereafter, or, if they do not do so, either the lessor or the lessee may request the American Arbitration Association office in Houston, Texas (or if no such office exists at such time, the American Arbitration Association office in New York, New York), or any organization successor thereto, to appoint the third Qualified Appraiser from a panel of arbitrators knowledgeable on the subject of refinery land and asset valuations in the Texas Gulf Coast area. The decision of the third Qualified Appraiser shall be given within 20 days after his appointment. If three Qualified Appraisers shall be so appointed, the average of all three determinations shall be conclusive and binding on the lessor and the lessee unless the determination of one Qualified Appraiser is disparate from the middle determination by more than twice the amount by which the third determination is disparate from the middle determination, in which case the determination of the most disparate Qualified Appraiser shall be excluded and the average of the remaining two determinations shall be conclusive and binding on the lessor and the lessee.
The obligation to pay the fees and expenses of Qualified Appraisers incurred in connection with any Appraisal Procedure shall be divided equally between the lessor and the lessee.

     "Auxiliary Facilities" has the meaning given such term in Article VI of the
      --------------------
Coker Complex Ground Lease.

     "Auxiliary Rights" has the meaning given such term in Article VI of the
      ----------------
Coker Complex Ground Lease.

     "Available Coker Company Maya" means, for any day, the sum of (a) the
      ----------------------------
Contract Quantity for such day, plus (b) the extent, if any, that the Available
                                ----
Coker Company Maya for the preceding day exceeds the Actual Crude Capacity for such preceding day.

     "Available Coker Company VTBs" means, for any day, the sum of (a) the Coker
      ----------------------------
Company VTBs produced by the Crude Unit on such day, plus  (b) the extent, if
                                                     ----
any that Available Coker Company VTBs for the preceding day exceeds Actual Coker Capacity for such preceding day.

     "Base Case Financial Model" shall mean the financial model described on
      -------------------------
Exhibit A to the Services and Supply Agreement.

     "BPD" has the meaning given such term in the Long-Term Oil Supply
      ---
Agreement.

     "Business Day" means any day other than Saturday, Sunday or a legal holiday
      ------------
in the United States of America.

     "Clark Equipment" means all Clark Refinery Property other than the
      ---------------
Ancillary Equipment.

     "Clark Hydrogen Supply Contract" means the Product Supply Agreement, dated
      ------------------------------
as of August 1, 1999, between Clark R&M and Air Products, Inc.

     "Clark Maya" means Maya Crude Oil purchased by Clark R&M.
      ----------

     "Clark Processing Fee" means, for any monthly period, the total fees due
      --------------------
the Coker Company from Clark R&M for processing services provided pursuant to Sections 3.5, 4.2 and 4.3.

     "Clark R&M" means Clark Refining & Marketing, Inc., a Delaware corporation.
      ---------

     "Clark R&M Agreements" means, collectively, (i) the Services and Supply
      --------------------
Agreement, (ii) the Product Purchase Agreement, (ii) the Coker Complex Ground Lease and (iv) the Ancillary Equipment Site Lease.

     "Clark Refinery Property" means all real and personal property owned by
      -----------------------
Clark R&M and located at the Refinery.

     "Coker" means the delayed coker to be constructed at the Refinery and
      -----
designated DCU 843.

     "Coker Company" means Port Arthur Coker Company L.P., a Delaware limited
      -------------
partnership.

     "Coker Company Crude Oil Volume" means, on any day, the volume, stated in
      ------------------------------
BPD, of Coker Company-owned crude oil processed through the Crude Unit.

     "Coker Company Maya" means Maya Crude Oil purchased by the Coker Company.
      ------------------

     "Coker Complex" means, collectively, the Coker, the Hydrocracker, the
      -------------
Sulfur Plant, the Sour Water Stripper, the Amine Treating Unit and the Coker Complex Offsites.

     "Coker Complex Design Capacity" means with respect to the Coker Complex,
      -----------------------------
its nameplate capacity, stated in BPD, to process feedstocks.

     "Coker Complex Ground Lease" means the Coker Complex Ground Lease and
      --------------------------
Blanket Easement Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company.

     "Coker Complex Ground Lease Term" has the meaning given such term in
      -------------------------------
Article XX of the Coker Complex Ground Lease.

     "Coker Complex Initial Term" means the period commencing on August 19, 1999
      --------------------------
and ending on August 19, 2029.

     "Coker Complex Leasehold" has the meaning given such term in Section 2.1 of
      -----------------------
the Coker Complex Ground Lease.

     "Coker Complex Offsites" means, collectively, (a) the control room, flare,
      ----------------------
cooling tower, sulfur loading facilities and power station no. 6 that are being constructed pursuant to the EPC Contract and (b) the coker feed tank nos. 108 and 109 that are being modified pursuant to the EPC Contract.

     "Coker Complex Renewal Term" means each period following the end of the
      --------------------------
Initial Term with respect to which Lessee has the option to renew the Coker Complex Ground Lease pursuant to Article XX of the Coker Complex Ground Lease.

     "Coker Complex Site" has the meaning give such term in Section 2.1(a) of
      ------------------
the Coker Complex Ground Lease.

     "Coker Design Capacity" means with respect to the Coker, its nameplate
      ---------------------
capacity, stated in BPD, to process feedstocks.

     "Collateral Trustee" means the collateral trustee granted a security
      ------------------
interest, on behalf of the Financing Parties, in the Senior Debt pursuant to the Financing Documents and any successor collateral trustee thereunder.

     "Common Security Agreement" means the Common Security Agreement, dated as
      -------------------------
of August 19, 1999, among the Coker Company, the Funding Company, Sabine, Neches, Bankers Trust Company, as Collateral Trustee and Depositary Bank, Deutsche Bank AG, New York Branch, as Administrative Agent, Winterthur International Insurance Company Limited, as Oil Payment Insurers Administrative Agent and HSBC Bank USA, as Capital Markets Trustee,

     "Contract Quantity" means (a) for any day when the Long-Term Oil Supply
      -----------------
Agreement is in effect and PMI has not reduced the volume of Maya available to the Coker Company pursuant thereto, the "Contract Quantity" in effect on such day pursuant to the Long-Term Oil Supply Agreement or such lesser amount of Maya Crude Oil as may be purchased thereunder pursuant to Section 8.2 of the Long-Term Oil Supply Agreement, and (b) for any other day, the amount of Maya Crude Oil sufficient to operate the Coker at eighty percent of Actual Coker Capacity.

     "Contractor" means Foster Wheeler USA Corporation, a Delaware corporation.
      ----------

     "Crude Design Capacity" means with respect to the Ancillary Equipment, its
      ---------------------
nameplate capacity, stated in BPD, to process heavy crude oil.

     "Crude Unit" means the crude unit and vacuum tower located at the Refinery
      ----------
and collectively designated AVU-146.

     "CRU 1344 Hydrotreater" means the naphtha hydrotreater located at the
      ---------------------
Refinery and designated CRU 1344.

     "Easements" has the meaning given such term in Section 2.2 of the Coker
      ---------
Complex Ground Lease.

     "EPC Contract" means the Contract for Engineering, Procurement and
      ------------
Construction Services, dated as of July 12, 1999, between the Coker Company and the Contractor, as amended, supplemented or otherwise modified from time to time.

     "Event of Force Majeure" means any event or circumstance if (i) such event
      ----------------------
or circumstance is beyond the reasonable control of the affected party and (ii) such event or circumstance is not the direct or indirect result of a party's negligence or the failure of such party to perform any of its obligations under the applicable Clark R&M Agreement, including, without limitation:

     1. any interruption or cessation in delivery of Coker Company Maya to the Refinery, whether or not due to an event of force majeure under the Long-Term Oil Supply Agreement;

     2. acts of God, epidemic, earthquake, landslide, lightning, fire, explosion, accident, tornado, drought, blight, famine, flood, hurricane, or other extraordinary weather conditions more severe than those experienced at any time in the last thirty (30) years for the geographic area of the Refinery;

     3. acts of a public enemy, war (declared or undeclared), blockade, insurrection, riot or civil disturbance, sabotage, quarantine, or any exercise of the power of eminent domain, police power, condemnation or other taking by or on behalf of any public, quasi-public or private entity;

     4. laws, rules, regulations, orders, judgments or other acts of any foreign, federal, state or local court, administrative agency, governmental body or authority;

     5. strikes, boycotts or lockouts, except any such strike, boycott or lockout that is not national or industry-wide that involves the employees of Clark R&M; and

     6. a partial or entire interruption or other failure of (a) the supply of electricity, water, wastewater treatment, steam, hydrogen or other utilities to the Refinery or any part thereof, or (b) pipeline service, ship or barge service, dock access or usage or other transportation facilities.

     "Excess Coker Capacity" means, for any day, the extent that Actual Coker
      ---------------------
Capacity for such day exceeds the capacity necessary for the Coker to process the Available Coker Company VTBs for such day.

     "Excess Coker Capacity Option" has the meaning given such term in Section
      ----------------------------
4.2(a) of the Services and Supply Agreement.

     "Excess Crude Capacity" means, for any day, the extent that Actual Crude
      ---------------------
Capacity for such day exceeds the capacity necessary for the Ancillary Equipment to process the Available Coker Company Maya for such day and the light crude oil necessary to process such Available Coker Company Maya.

     "Excess Crude Capacity Option" has the meaning given such term in Section
      ----------------------------
3.5(b) of the Services and Supply Agreement.

     "Excess Hydrocracker Capacity" means, for any day, the extent that Actual
      ----------------------------
Hydrocracker Capacity for such day exceeds the capacity necessary for the Hydrocracker to process Coker Company VGO produced by the Coker on such day.

     "Excess Hydrocracker Capacity Option" has the meaning given such term in
      -----------------------------------
Section 4.3(a) of the Services and Supply Agreement.

     "Fair Market Rental Value" shall mean, with respect to any land and/or
      ------------------------
equipment to be leased pursuant to a lease, the value, which shall not in any event be less than zero, that would be obtained in an arm's length transaction for cash between an informed and willing lessee and an informed and willing lessor, neither of whom is under any compulsion to lease, for the use of such land and/or equipment for a given period, without regard, in the case of land,
(i) to the value of any equipment or improvements that are not included in such lease but which are located on such land, (ii) to the value of any reversionary interest of the lessor in any equipment or improvements located on such land, whether or not included in such lease, or (iii) to the highest and best use of such land.

     "Final Completion" has the meaning given such term in the EPC Contract.
      ----------------

     "Financial Close" means the date when the initial funding of the Senior
      ---------------
Debt has occurred.

     "Financing Documents" has the meaning given such term in the Common
      -------------------
Security Agreement.

     "Financing Parties" means any lender or note purchaser that may at any time
      -----------------
be party to the Financing Documents and any trustee or agent acting on their behalf.

     "Funding Company" means Port Arthur Finance Corp., a Delaware corporation.
      ---------------

     "GFU 241" means the distillate hydrotreater located at the Refinery and
      -------
designated GFU 241.

     "GFU 242" means the distillate hydrotreater located at the Refinery and
      -------
designated GFU 242.

     "GFU 243" means the distillate hydrotreater located at the Refinery and
      -------
designated GFU 243.

     "Guaranteed Values" has the meaning given such term in the EPC Contract.
      -----------------

     "Heavy Oil Processing Facility" means, collectively, the Coker Complex and
      -----------------------------
the Ancillary Equipment.

     "Hydrocracker" or "HCU 942" means the hydrocracker to be constructed at the
      ------------      -------
Refinery and designated HCU 942.

     "Hydrogen" means hydrogen purchased by the Coker Company pursuant to the
      --------
Hydrogen Supply Agreement.

     "Hydrogen Supply Agreement" means the Supply Agreement, dated as of
      -------------------------
August 1, 1999, between the Coker Company and Air Products, Inc.

     "Independent Engineer" means Purvin & Gertz, Inc., or successor thereto
      --------------------
appointed pursuant to the Financing Documents.

     "Inflation Factor" shall mean, for any month, (a) the most current Producer
      ----------------
Price Index published by the U.S. Department of Labor, Bureau of Statistics,

divided by, (b) the Producer Price Index on August 19, 1999.
----------

     "Labor Costs" shall mean, with respect to any service provided by Clark
      -----------
R&M, all reasonable direct labor costs of Clark R&M in performing such service including wages, salaries, overtime charges, reasonable and customary bonuses, payroll insurance and taxes and holidays, vacations, group medical, dental and life insurance and other employee benefits.

     "LCO" means light cycle oil.
      ---

     "Lessor Ancillary Equipment Upgrade" shall have the meaning given such term
      ----------------------------------
in Section 6.1 of the Ancillary Equipment Site Lease.

     "Lien" any mortgage, security interest, pledge, hypothecation, encumbrance
      ----
or lien (statutory or other) of any kind or nature whatsoever.

     "Long-Term Oil Supply Agreement" means the Maya Crude Oil Sale Agreement,
      ------------------------------
dated as of March 10, 1998, between PMI and Clark R&M, as amended by the First Amendment and Supplement to the Maya Crude Oil Sales Agreement, dated as of August 19, 1999, and as assigned by Clark R&M to the Coker Company pursuant to the Long-Term Oil Supply Agreement Assignment.

     "Long-Term Oil Supply Agreement Assignment" means the Assignment of the
      -----------------------------------------
Long-Term Oil Supply Agreement, dated as of August 19, 1999, by Clark R&M to the Coker Company.

     "Maya Crude Oil" means Mexican crude oil of the "Maya" type, as more
      --------------
particularly described in the Long-Term Oil Supply Agreement and, to the extent necessary, such alternative crude oil(s) and/or other feedstock(s) that may be used to produce the Required Product Mix.

     "Neches" mean Neches River Holding Corp., a Delaware corporation.
      ------

     "Operating Year" means (i) the period beginning on the Start-up Date and
      --------------
ending on the last day of the calendar year in which the Start-up Date occurs and (ii) each calendar year thereafter. All annual amounts set forth in the Clark R&M Agreements shall be adjusted pro rata for the first Operating Year.

     "Performance Test Standards" has the meaning given such term in the EPC
      --------------------------
Contract.

     "Permit" means any valid waiver, exemption, variance, franchise, permit,
      ------
authorization, license or similar order of or from any federal, state, county, municipal, regional, environmental or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the Refinery, the Coker Complex or the Ancillary Equipment or the performance of any obligation under any Clark R&M Agreement, any Project Document or any other agreement in connection therewith.

     "Permitted Liens" means (i) the respective rights and interests created by
      ---------------
or under the Financing Documents and the Project Documents, (ii) Liens for Taxes that either are not delinquent or are being contested in good faith and by appropriate proceedings diligently conducted, so long as such proceedings do not
(a) involve a substantial risk of foreclosure, forfeiture, loss or sale of any portion of the Clark Refinery Property subject to the Ancillary Equipment Site Lease or the Coker Complex Ground Lease or interest therein, (b) interfere with the use, possession or disposition of any Clark Refinery Property subject to the Ancillary Equipment Site Lease or the Coker Complex Ground Lease or interest therein or (c) interfere with the payment of rent under the Ancillary Equipment Site Lease or the Coker Complex Ground Lease; (iii) materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens arising in the ordinary course of business for amounts that either are not more than 30 days past due or are being contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in clause (ii) above; (iv) Liens of any of the types referred to in clauses (ii) and (iii) above that have been bonded for the full amount in dispute (or as to which other security arrangements reasonably satisfactory to the Collateral Trustee have been made); (v) Liens securing judgments, decrees or orders of any court (i) that are not currently dischargeable or (ii) that have been discharged or stayed or appealed within thirty (30) days after the date of such judgment, decree or order (in the case of a stay or appeal, during the period of such stay or appeal); (vi) other Liens that would not impair (x) the ability of the Coker Company or its successors, assigns or subtenants to operate the Coker Complex in accordance with the Base Case Financial Model or (y) any of the security interests granted, or to be granted, by the Coker Company to the Financing Parties pursuant to the Financing Documents, (vii) with respect to the Ancillary Equipment Site Lease, the Liens listed on Schedule I thereto; and (viii) with respect to the Coker Complex Ground Lease, the Liens listed on Schedule I thereto.

     "Permitted Reimbursable Expenses" shall mean, with respect to any service
      -------------------------------
provided by Clark R&M, any reasonable expense or expenditure incurred in performance of such service including, without limitation, (i) Labor Costs, (ii) purchases of spare parts, tools, equipment, consumables, materials and other supplies necessary for performance of such service and (iii) direct cost of subcontract labor or services needed to perform such service.

     "Person" an individual, partnership, corporation, business trust, joint
      ------
stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "PMI" means P.M.I. Comercio Internacional, S.A. de C.V., a corporation
      ---
organized under the laws of Mexico.

     "Product Purchase Agreement" means the Product Purchase Agreement, dated as
      --------------------------
of August 19, 1999, between Clark R&M and the Coker Company, as amended, supplemented or otherwise modified from time to time.

     "Products" means each product described under the heading "Product" on
      --------
Exhibits A-1 through A-42 to the Product Purchase Agreement.

     "Project Documents" means, collectively, the Services and Supply Agreement,
      -----------------
the Product Purchase Agreement, the Long-Term Oil Supply Agreement, the EPC Contract, the Coker Complex Ground Lease, the Ancillary Equipment Site Lease and the Hydrogen Supply Agreement.

     "Prudent Industry Practice" means those practices, methods, equipment,
      -------------------------
specifications and standards of safety and performance, as the same may change from time to time, as are commonly used in refinery facilities in the United States of a type and size similar to the Refinery.

     "Qualified Appraiser" means an appraisal firm with a national reputation
      -------------------
and experience in appraising facilities of a nature and type similar to the Refinery.

     "Reconciliation Statement" has the meaning given such term in Section
      ------------------------
7.2(a) of the Services and Supply Agreement.

     "Refinery" means, collectively, the existing oil refinery owned by Clark
      --------
R&M located in Port Arthur, Texas, the Ancillary Equipment and the Coker
Complex.

     "Regulated Utilities" has the meaning given such term in Section 5.5(f) of
      -------------------
the Services and Supply Agreement.

     "Required Product Mix" means, from time to time, the quantity and quality
      --------------------
specifications of products to be produced by the Heavy Oil Processing Facility pursuant to Section 2.2 of the Product Purchase Agreement.

     "Sabine" means Sabine River Holding Corp., a Delaware corporation.
      ------

     "Senior Debt" has the meaning given such term in the Common Security
      -----------
Agreement.

     "Senior Debt Obligations" means the obligations to pay principal and
      -----------------------
interest on the disbursed Senior Debt, and all commissions, fees, indemnitees, prepayment premiums and other amounts payable to the senior lenders under the Financing Documents.

     "Services" has the meaning set forth in Section 2.1  of  the Services and
      --------
Supply Agreement.

     "Services and Supply Agreement" means the Services and Supply Agreement,
      -----------------------------
dated as of August 19, 1999, between Clark R&M and the Coker Company, as amended, supplemented or otherwise modified from time to time.

     "Sour Water Stripper" means the sour water stripper to be constructed at
      -------------------
the Refinery and designated SWS-8747.

     "Standards" means, in addition to any other standards set forth in the EPC
      ---------
Contract, the technical requirements of the Project Documents, generally accepted standards of professional care, skill, diligence and competence applicable to engineering and construction and project management practices, good refinery and petrochemical industry practices for oil refineries of similar size, type and design to the Refinery, manufacturer's specifications and warranty requirements and all Applicable Laws.

     "Start-up Date" means the date on which hydrocarbons are first introduced
      -------------
into the Coker Complex for the processing of test runs under the EPC Contract.

     "Start-up Period" means the period from the Start-up Date until Final
      ---------------
Completion.

     "Sulfur Plant" means the sulfur plant to be constructed at the Refinery and
      ------------
designated SRU 545.

     "Supplies" has the meaning set forth in Section 2.1 of the Services and
      --------
Supply Agreement.

     "Tax" means, with respect to any site or parcel of land and the
      ---
improvements thereon, all real estate taxes and assessments, including substitutes therefor or supplements thereto, assessed upon, levied against or imposed on such land and improvements located thereon which accrue and are due and payable during the term of the Coker Complex Ground Lease. Notwithstanding anything to the contrary contained herein, the term "Taxes" shall not include any franchise, income, corporation, inheritance, succession, gift, estate, realty transfer, capital or other tax which may be charged or assessed against Lessor or any income, excess profit or revenue tax or any other tax which may be assessed against or become a lien upon the Coker Complex Site or the rent accruing therefrom.

     "Total Crude Oil Volume" means, for any day, the total daily volume, stated
      ----------------------
in BPD, of crude oil processed by the Crude Unit.

     "Transfer and Assignment Agreement" means the Transfer and Assignment
      ---------------------------------
Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company, as amended, supplemented or otherwise modified from time to time.

     "VGO" means vacuum gas oil.
      ---

     "VTBs" means vacuum tower bottoms.
      ----

     "Warranties" means the requirements of all warranties and guarantees
      ----------
applicable to equipment and structures constituting the Coker Complex or the Ancillary Equipment provided by the Contractor, subcontractors, vendors,suppliers or others.

                                                                    Schedule 3.1
                                                   Services and Supply Agreement

                      CRUDE SUPPLY MANAGEMENT SERVICES

7.   Scope.
     -----

     1.1.  Long-Term Oil Supply Agreement

           Clark R&M shall administer the Long-Term Oil Supply Agreement on behalf of the Coker Company and perform all the Coker Company's obligations (other than payment obligations) and exercise its rights thereunder including, without limitation, the following:

           a. providing quarterly progress reports to PMI with respect to (i) construction under the EPC Contract and (ii) the Ancillary Equipment Upgrade

           b. providing PMI timely notice of the occurrence of events of force majeure or other occurrences that may affect the Coker Company's ability to perform its material obligations under the Long-Term Oil Supply Agreement

           c. furnishing monthly lifting programs to PMI (including, without limitation, the quantity of Maya to be delivered each month and the tankers that are to deliver such Maya) and cooperating with PMI to agree on actual monthly lifting programs for deliveries of Maya to the Refinery, all in accordance with Section 21.1 of the Long-Term Oil Supply Agreement

           d. engagement of tankers on behalf of the Coker Company for delivery of Maya

           e. cooperate with PMI (i) to determine if an alternative pricing mechanism is required if so notified by PMI pursuant to Section
                 10.2 of the Long-Term Oil Supply Agreement and (ii) if so, to determine the parameters of such mechanism

           f. monitor and keep records of on-going calculations of the Differential Guarantee, Quarterly Shortfalls and Quarterly Surpluses (each as defined in the Long-Term Oil Supply Agreement)

     1.2   Other Crude Oil Contracts

           a. Clark R&M shall administer and perform all the Coker Company's obligations (other than payment obligations) and exercise its rights under all other crude oil contracts procured on behalf of the Coker Company pursuant to Section 3.1 of the Services and Supply Agreement.

                                                                    Schedule 3.1
                                                   Services and Supply Agreement

          b. Clark R&M shall procure, negotiate and administer such contracts in a manner that ensures the timely delivery to the Refinery of the volumes and types of crude oil necessary for the on-going production of the Required Product Mix.

8.   Applicable Price.
     ----------------

     2.1 The Coker Company shall reimburse Clark R&M for all Permitted Reimbursable Expenses (other than Labor Costs) incurred by Clark R&M in connection with providing crude supply management services to the Coker Company, including, without limitation, those expenses described in 3.1 below. The allocation of Labor Costs incurred by Clark R&M in providing crude supply management services to the Coker Company shall be included in the charges to the Coker Company under Section 5.8 of the Services and Supply Agreement.

     2.2 In addition, the Coker Company shall pay Clark R&M a handling fee of $0.03 for each barrel of Coker Company-owned crude oil delivered to the Refinery.

9.   Additional Terms.
     ----------------

     3.1 Clark R&M shall pass through charges to the Coker Company for the following Permitted Reimbursable Expenses associated with the transportation of crude, including without limitation, the following fees:

            Customs Fees
            MPA Fees
            Harbor Maintenance
            Merchandising Processing Fee

     3.2 The Coker Company is expected to be billed directly (as part of invoice for payment for crude oil purchases) by the applicable third party for certain expenses associated with the transportation of crude, including, without limitation, charges related to the following:

            Marine Freight
            Freight
            OPA
            Lightering
            Marine Losses
            Insurance
            Inspection
            Pipeline Tariffs (excluding CPAP)
            Pipeline Losses
            Pour Depressant

                                                                    Schedule 3.1
                                                   Services and Supply Agreement


            Viscosity Surcharge
            Superfund Tax
            State Tax
            Oil Spill Fees

                                                                    Schedule 3.2
                                                   Services and Supply Agreement


                      DOCK, PIPELINE AND STORAGE SERVICES

1.   Scope.
     -----

     1.1. Clark R&M shall provide and coordinate all dock, pipeline and spot storage services needed to bring Maya and other Coker Company crude oil to the Heavy Oil Processing Facility. As of the date hereof, Clark R&M intends to provide such services by means of the following:

             a.  the Clark R&M-owned docks (the "Clark Docks") and tank farms;

             b. the dock owned by Sunoco, Inc. located in Nederland, Texas (the "Sun Dock") and the related storage facilities ("Sun Storage");

             c.  the Refinery pipeline system (the "Refinery Pipeline);

             d. the pipeline system located at 9405 West Port Arthur Road, Beaumont, Texas and commonly know as the Lucas Station and the related storage facilities (the "Lucas Station"); and

             e.  other third party pipeline and terminal services.

     1.2 Clark R&M shall manage and coordinate vessel activities at the Clark Docks and the Sun Dock as necessary for the delivery of Maya and other Coker Company crude oil, including, without limitation, scheduling vessels, arranging berthing, vessel tie-up and release, connecting loading and unloading systems, furnishing standby and safety operators, taking product samples, operating the spill prevention system, preparing bills of lading and other required documentation and hiring tankermen and independent inspectors.

     1.3 Clark R&M shall manage and coordinate all other vessel and pipeline activities necessary for the delivery of Coker Company crude oil to the Heavy Oil Processing Facility, including, without limitation, scheduling vessels, pipelines, arranging berthing, vessel tie-up and release, connecting loading/unloading systems, furnishing standby/safety operators, taking product samples, operating spill prevention system and preparing bills of lading and other required documentation including the hiring of tankermen and independent inspectors.

     1.4 Clark R&M shall maintain the Clark Dock facilities in a condition suitable to meet the shipping requirements of the Coker Company and manage priority of Clark Dock usage in a manner consistent therewith.

                                                                    Schedule 3.2
                                                   Services and Supply Agreement

2.   Applicable Price.
     ----------------

     2.1   Sun Dock to Refinery

           For each barrel of Coker Company crude oil delivered to the Refinery through the Sun Dock each month, the Coker Company shall pay Clark R&M the Sun Dock Fee plus the CPAP Tariff I during such month.
                                ----

           Where:

                  "Sun Dock Fee" means, for any month, the price per barrel charged Clark R&M for use of the Sun Dock by Sunoco Oil, Inc.

                  "CPAP Tariff I" means, for any month, the per barrel tariff charged Clark R&M by CPAP for crude oil delivered from the Sun Dock known as the "Lucas Crude Petroleum Tariff"(origin Nederland).

     2.2   Sun Storage

           For each barrel of Coker Company crude oil stored at Sun Storage each month, the Coker Company shall pay Clark R&M the Sun Spot Fee for each fifteen day period that such crude oil is stored at Sun Storage.

           Where:

                  "Sun Spot Fee" means, for any month, the price per barrel charged by Sunoco, Inc. for each fifteen day period that crude oil is stored at the Sun Storage.

     2.3   Clark Docks to Refinery (including interim storage, if necessary)

           For each barrel of Coker Company crude oil delivered to the Refinery through the Clark Docks each month, the Coker Company shall pay Clark R&M the Sun Dock Fee plus the CPAP Tariff I.
                                ----

     2.4 Third Party Pipelines to Refinery (including interim storage, if necessary)

           For each barrel of Coker Company crude oil delivered to the Refinery through Lucas Station from sources other than the Clark Docks or the Sun Dock each month, the Coker Company shall pay Clark R&M the CPAP Tariff II.

           Where:

                  "CPAP Tariff II" means, for any month, the price per barrel charged Clark R&M by CPAP during such month for crude oil delivered from Lucas

                                                                    Schedule 3.2
                                                   Services and Supply Agreement


                  Station to the Refinery from sources other than the Clark Docks or the Sun Dock and known as the "Lucas Crude Petroleum Tariff" (origin Lucas Station).

3.   Additional Terms.
     ----------------

     The following are the applicable rates, as of the date hereof, for the various fees to be charged the Coker Company by Clark R&M hereunder.

     3.1       Sun Dock Fee:       7 cents/bbl for the first 70,000 BPD then 6
                                   cents/bbl for each barrel over 70,000 BPD.

     3.2       Sun Spot Fee        9.5 cents/bbl (for fifteen days)

     3.3       CPAP Tariff I       23 cents/bbl.

     3.4       CPAP Tariff II      11 cents/bbl.

                                                                    Schedule 3.3
                                                   Services and Supply Agreement


                          CRUDE UNIT FEEDSTOCK SUPPLY


1.   Scope.
     -----

     1.1. Clark R&M shall supply the Coker Company's requirements of overhead liquid from GFU 244 to AVU 146 ("Overhead Liquid") which is expected to have the following specifications:

            Property        Typical              Test Method
            --------        -------              -----------

            API Gravity     41.1 Typical         ASTM D-1298

     1.2 Clark R&M shall supply the Coker Company's requirement of refinery slop oil to AVU 146 ("Slop Oil").

2.   Measurement
     -----------

     2.1    Overhead Liquid

            Clark R&M shall sell and Coker Company shall purchase the "Coker Company Share" of the total input of this Overhead Liquid to AVU
            146. The Coker Company Share is defined as the total input of this Overhead Liquid multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

     2.2    Slop Oil

            Clark R&M shall sell and Coker Company shall purchase the "Coker Company Share" of the total input of this Feedstock to AVU 146. The Coker Company Share is defined as the total input of this Feedstock multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

3.   Applicable Price
     ----------------

     3.1    Overhead Liquid

            The arithmetic average of the high/low Platt's Oilgram Price Report
            U. S. Gulf Coast Waterborne posting for spot purchases of No. 2 (0.2 wt% S diesel) for each publication day less 3.0 cents/gallon multiplied by the quantity of the Overhead Liquid delivered on that day.The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

     3.2    Slop Oil

            The volume weighted average price of crude oil charged to AVU 146 for each day multiplied by the quantity of the Feedstock delivered on that day.

                                                                    Schedule 3.3
                                                   Services and Supply Agreement


4.   Delivery Point/Risk of Loss:
     ---------------------------

     4.1   Overhead Liquid

           This Overhead Liquid shall be delivered by pipeline to the Coker Company and risk of loss shall pass at the battery limits of AVU 146.

     4.2   Slop Oil

           This Feedstock shall be delivered by pipeline to the Coker Company and risk of loss shall pass at the battery limits of AVU 146.

5.   Quantity Measurement:
     --------------------

     5.1   Overhead Liquid

           Quantity measurements shall be taken at the battery limits of AVU 146 utilizing a meter to be designated upon completion of design engineering.

     5.2   Slop Oil

           Quantity measurements shall be calculated by changes in Refinery Slop inventory utilizing standard yield accounting methods.

6.   Quality Measurement
     -------------------

     6.1   Overhead Liquid

           Grab samples shall be taken as needed.

     6.2   Slop Oil

           None.

                                                                    Schedule 3.5
                                                   Services and Supply Agreement


                  CLARK PROCESSING FEE -- ANCILLARY EQUIPMENT


Clark R&M shall pay the Coker Company for the processing of Clark R&M-owned crude oil each day according to the following formula:

          Crude Unit Fee + GFU 243 Fee + GFU 242 Fee + CRU 1344 Hydrotreater Fee

     Where:

     1.   Crude Unit Fee Definitions
          --------------------------

                    "Clark R&M Crude Fraction" means, for any day, (i) Excess
                     ------------------------
          Crude Capacity on such day, divided by (ii) Actual Crude Capacity on
                                      ----------
          such day.

                    "Crude Unit Fee" means, for any day, the sum of (i) Crude
                     --------------
          Unit Fixed, (ii) Crude Unit Non-Fuel Variable, (iii) Crude Unit Fuel Variable and (iv) Crude Unit Electricity Variable.

                    "Crude Unit Fixed" means, for any day, (i) 250,000
                     ----------------
          multiplied by (ii) Clark R&M Crude Fraction for such day, multiplied
          -------------                                             ----------
          by  (iii) $0.421, multiplied by (iv) the Inflation Factor for such
          --                -------------
          day.

                    "Crude Unit Non-Fuel Variable" means, for any day, (i)
                     ----------------------------
          Excess Crude Capacity for such day, multiplied by (ii) $0.005,
                                              -------------
          multiplied by (iv) the Inflation Factor for such day.
          -------------

                    "Crude Unit Fuel Variable" means, for any day, (i) Excess
                     ------------------------
          Crude Capacity for such day, multiplied by (ii) $0.239, multiplied
                                       -------------              ----------
          by (iii) (x) the Current Period Fuel Price, divided by (y) $2.24.
          --                                          ----------

                    "Crude Unit Electricity Variable" means, for any day, (i)
                     -------------------------------
          Excess Crude Capacity for such day, multiplied by (ii) $0.016,
                                              -------------
          multiplied by (iii) (x) the Current Period Electricity Price,
          -------------
          divided by (y) $0.029.
          ----------

                                                                    Schedule 3.5
                                                   Services and Supply Agreement


     2.   GFU 243 Fee Definitions
          -----------------------

                    "Actual GFU 243 Capacity" means, for any day, the capacity,
                     -----------------------
          stated in BPD, of GFU 243 to process feedstreams.

                    "Clark R&M GFU 243 Capacity" means, for any day, (i) Actual
                     --------------------------
          GFU 243 Capacity, less, (ii) the capacity necessary for GFU 243 to
                            ----
          process Coker Company feedstreams from the Crude Unit on such day

                    "Clark R&M GFU 243 Fraction" means, for any day, (i) Clark R&M GFU 243 Capacity for such day, divided by (ii) Actual GFU 243
                                             ----------
          Capacity on such day.

                    "GFU 243 Fee" means, for any day, the sum of (i) GFU 243
                     ------- ---
          Fixed, (ii) GFU 243 Non-Fuel Variable, (iii) GFU 243 Fuel Variable and (iv) GFU 243 Electricity Variable.

                    "GFU 243 Fixed" means, for any day, (i) 43,000  multiplied
                     -------------                                  ----------
          by (ii) Clark R&M GFU 243 Fraction for such day, multiplied by
          --                                               -------------
          (iii) $0.380, multiplied by (iv) the Inflation Factor for such day.
                        -------------

                    "GFU 243 Non-Fuel Variable" means, for any day, (i) Clark
                     -------------------------
          R&M GFU 243 Capacity for such day, multiplied by (ii) $0.094,
                                             -------------
          multiplied by (iii) the Inflation Factor for such day.
          -------------

                    "GFU 243 Fuel Variable" means, for any day, (i) Clark R&M
                     ---------------------
          GFU 243 Capacity for such day, multiplied by (ii) $0.330, multiplied
                                         -------------              ----------
          by (iii) (x) the Current Period Fuel Price, divided by (y) $2.24.
          --                                          ----------

                    "GFU 243 Electricity Variable" means, for any day, (i) Clark
                     ----------------------------
          R&M GFU 243 Capacity for such day, multiplied by (ii) 0.042,
                                             -------------
          multiplied by (iii) (x) the Current Period Electricity Price,
          -------------
          divided by (y) $0.029.
          ----------

     6.   GFU 242 Fee Definitions
          -----------------------

                    "Actual GFU 242 Capacity" means, for any day, the capacity,
                     -----------------------
          stated in BPD, of GFU 242 to process feedstreams.

                    "Clark R&M GFU 242 Capacity" means, for any day, (i) Actual
                     --------------------------
          GFU 242 Capacity, less (ii) the capacity necessary for GFU 242 to
                            ----
          process Coker Company feedstreams from the Crude Unit on such day.


                    "Clark R&M GFU 242 Fraction" means, for any day, (i) Clark
                     --------------------------
          R&M GFU 242 Capacity for such day, divided by (ii) Actual GFU 242
                                             ----------
          Capacity on such day.

                                                                    Schedule 3.5
                                                   Services and Supply Agreement


                      "GFU 242 Fee"  means, for any day, the sum of (i) GFU 242
                       -----------
          Fixed, (ii) GFU 242 Non-Fuel Variable, (iii) GFU 242 Fuel Variable and
          (iv) GFU 242 Electricity Variable.

                    "GFU 242 Fixed" means, for any day, (i) 32,000  multiplied
                     -------------                                  ----------
          by (ii) Clark R&M GFU 242 Fraction for such day, multiplied by (iii)
          --                                               -------------
          $0.386, multiplied by (iv) the Inflation Factor for such day.
                  -------------

                    "GFU 242 Non-Fuel Variable" means, for any day, (i) Clark
                     -------------------------
          R&M GFU 242 Capacity for such day, multiplied by (ii) $0.017,
                                             -------------
          multiplied by (iii) the Inflation Factor for such day.
          -------------

                    "GFU 242 Fuel Variable" means, for any day, (i) Clark R&M
                     ---------------------
          GFU 242 Capacity for such day, multiplied by (ii) $ 0.342,
                                         -------------
          multiplied by (iii) (x) the Current Period Fuel Price, divided by
          -------------                                          ----------
          (y) $2.24.

                    "GFU 242 Electricity Variable" means, for any day, (i) Clark
                     ----------------------------
          R&M GFU 242 Capacity for such day, multiplied by (ii) $0.014,
                                             -------------
          multiplied by (iii) (x) the Current Period Electricity Price,
          -------------
          divided by (y) $0.029.
          ----------

     7.   CRU 1344 Hydrotreater Fee Definitions
          -------------------------------------

                    "Actual CRU 1344 Hydrotreater Capacity" means, for any day,
                     -------------------------------------
          the capacity, stated in BPD, of CRU 1344 Hydrotreater to process feedstreams.

                    "Clark R&M CRU 1344 Hydrotreater Capacity" means, for any
                     ----------------------------------------
          day, (i) Actual CRU 1344 Hydrotreater Capacity, less, (ii) the
                                                          ----
          capacity necessary for CRU 1344 Hydrotreater to process Coker Company feedstreams from the Crude Unit on such day

                    "Clark R&M CRU 1344 Hydrotreater Fraction" means, for any
                     ----------------------------------------
          day, (i) Clark R&M CRU 1344 Hydrotreater Capacity for such day,

          divided by (ii) Actual CRU 1344 Hydrotreater Capacity for such day.
          ----------

                    "CRU 1344 Hydrotreater Fee" means, for any day, the sum of
                     -------------------------
          (i) CRU 1344 Hydrotreater Fixed, (ii) CRU 1344 Hydrotreater Non-Fuel Variable, (iii) CRU 1344 Hydrotreater Fuel Variable and (iv) CRU 1344 Hydrotreater Electricity Variable.

                    "CRU 1344 Hydrotreater Fixed" means, for any day, (i) 51,500
                     ---------------------------
          multiplied by (ii) Clark R&M CRU 1344 Hydrotreater Fraction for such
          -------------
          day, multiplied by (iii) $0.231, multiplied by (v) the Inflation
               -------------               -------------
          Factor for such day.

                                                                    Schedule 3.5
                                                   Services and Supply Agreement


                    "CRU 1344 Hydrotreater Non-Fuel Variable" means, for any
                     ---------------------------------------
          day, (i) Clark R&M CRU 1344 Hydrotreater Capacity, (ii) $0.020,

          multiplied by (iii) the Inflation Factor for such day.
          -------------

                    "CRU 1344 Hydrotreater Fuel Variable" means, for any day,
                     -----------------------------------
          (i) Clark R&M CRU 1344 Hydrotreater Capacity for such day,

          multiplied by (ii) $0.159, multiplied by (iii) (x) the Current
          -------------              -------------
          Period Fuel Price, divided by (y) $2.24.
                             ----------

                    "CRU 1344 Hydrotreater Electricity Variable" means, for any
                     ------------------------------------------
          day, (i) Clark R&M CRU 1344 Hydrotreater Capacity for such day,

          multiplied by (ii) $0.012, multiplied by (iii) (x) the Current
          -------------              -------------
          Period Electricity Price, divided by (y) $0.029.
                                    ----------

     8.   General Definitions
          -------------------

                    "Current Period Fuel Price" means, for any day, the MMBTU
                     -------------------------
          Price (as defined in Schedule 5.5.3) for the month in which such day occurs.

                    "Current Period Electricity Price" means, for any day, the
                     --------------------------------
          KWH Price (as defined in Schedule 5.5.1) for the month in which such day occurs.

                                                                    Schedule 4.1
                                                   Services and Supply Agreement

                            COKER COMPANY EMPLOYEES

1.   Nineteen (19) Coker - Front-End Operators

     Responsible for operating the charge/heater/fractionation/tank field sections of the Coker in a safe, environmentally sound, and efficient manner. This individual concentrates on the daily activities of operation. His/her input is required to resolve problems and optimize the facility along with the engineers and supervision of the facility. Daily duties include monitoring, documenting, and adjusting process variables to achieve the above. The functional operator assignments include Head Operators (4), Board Operators (4), Outside Operators (8) and Pool Operators (3).

2.   Eight (8) Coker - Coke Cutters

     Responsible for operating the coke cutting operations of the Coker in a safe, environmentally sound, and efficient manner. This individual concentrates on the daily activities of operation. His/her input is required to resolve problems and optimize the facility along with the engineers and supervision of the facility. Daily duties include drum opening/closing and coke cutting.

3.   Nineteen (19) Hydrocracker/Sulfur Plant Operators

     Responsible for operating the charge/heater/reactor/fractionation sections of the Hydrocracker and Sulfur Plant in a safe, environmentally sound, and efficient manner. This individual concentrates on the daily activities of operation. His/her input is required to resolve problems and optimize the facility along with the engineers and supervision of the facility. Daily duties include monitoring, documenting, and adjusting process variables to achieve the above. The functional operator assignments include Head Operators (4) Board Operators (4), Outside Operators (8) and Pool Operators
     (3).

4.   One (1) Accounting Manager

     Responsible for (i) for the accounting and administration of the intercompany agreements between Clark R&M and the Coker Company and all Financing Documents, (ii) reviewing and approving draft invoices and issuing final invoices to Clark R&M under the Services and Supply Agreement and the Product Purchase Agreement, (iii) making payments due to third parties under the Financing Documents and the Project Documents, (v) cooperating with any required third party audits, (vi) performing all Coker Company reporting and recordkeeping requirements under the Financing Documents, the Project Document and Applicable Law, (vii) administering Coker Company payroll, (viii) administering all other general accounting activities of the Coker Company including, without limitation, (a) maintaining general ledger balance sheet and expense accounts pertaining to the Heavy Oil Processing Facility, (b) processing and payment of invoices

                                                                    Schedule 4.1
                                                   Services and Supply Agreement


     created by operation of the Heavy Oil Processing Facility and (c) ensuring that all Federal and State Tax guidelines are incorporated.

     Based on information to be provided to the Coker Company by Clark R&M, the accounting manager will also be responsible for the following:

          a. Quantifying and documenting feedstocks to and Products from each Heavy Oil Processing Facility. Attaching value to each of these feedstocks and Products based on applicable fees in the Services and Supply Agreement and the Product Purchase Agreement. Monitoring all the laboratory data for such feedstocks and Products.

          b. Monitoring and quantifying each Service provided to the Coker Company by Clark R&M.

          c. Providing reconciliation analysis of the Coker Company's inventory, fixed assets and authorization for expenditures for capital or turnaround documentation.

          d.   Preparing and distributing monthly cost analysis

          e. Providing planning and budgeting guidelines and participating in preparation of the Annual Budget and Operating Plan.

          f. Coordinating the preparation and approval of unaudited quarterly and audited annual financial statements.

                                                                    Schedule 4.2
                                                   Services and Supply Agreement

                         CLARK PROCESSING FEE -- COKER


Clark R&M shall pay the Coker Company for the processing of Clark R&M-owned feedstreams each day according to the following formula:

     Coker Fixed + Coker Non-Fuel Variable + Coker Fuel Variable + Coker Electricity Variable

          Where:

               "Clark R&M Coker Fraction" means, for any day, (i) (x) Actual
                ------------------------
          Coker Capacity on such day, less (y) Excess Coker Capacity on such
                                      ----
          day, divided by (ii) Actual Coker Capacity on such day.
               -------

               "Coker Fixed" means, for any day, (i) 80,000  multiplied by
                -----------                                  -------------
          (ii) Clark R&M Coker Fraction for such day, multiplied by  (iii)
                                                      -------------
          $4.114, multiplied by (iv) the Inflation Factor for such day.
                  -------------

               "Coker Non-Fuel Variable" means, for any day, (i) Excess Coker
                -----------------------
          Capacity for such day, multiplied by (ii) $0.045, multiplied by
                                 -------------              -------------
          (iii) the Inflation Factor for such day.

               "Coker Fuel Variable" means, for any day, (i) Excess Coker
                -------------------
          Capacity for such day, multiplied by (ii) $0.483, multiplied by
                                 -------------              -------------
          (iii) (x) the Current Period Fuel Price, divided by (y) $2.24.
                                                   ----------

               "Coker Electricity Variable" means, for any day, (i) Excess
                --------------------------
          Coker Capacity for such day, multiplied by (ii) $0.216, multiplied
                                       -------------              ----------
          by (iii) (x) the Current Period Electricity Price, divided by (y)
          --                                                 ----------
          $0.029.

               "Current Period Fuel Price" means, for any day, the MMBTU
                -------------------------
          Price (as defined in Schedule 5.5.3) for the month in which such day occurs.

               "Current Period Electricity Price" means, for any day, the KWH
                --------------------------------
          Price (as defined in Schedule 5.5.1) for the month in which such day occurs.

                                                                    Schedule 4.3
                                                   Services and Supply Agreement

                     CLARK PROCESSING FEE -- HYDROCRACKER


Clark R&M shall pay the Coker Company for the processing of Clark R&M-owned feedstreams each day according to the following formula:

     Hydrocracker Fixed + Hydrocracker Non-Fuel Variable + Hydrocracker Fuel Variable + Hydrocracker Electricity Variable

          Where:

               "Actual Hydrocracker Capacity" means, for any day, the
                ----------------------------
          capacity, stated in BPD, of the Hydrocracker to process feedstreams.

               "Clark R&M Hydrocracker Capacity" means, for any day, the
                -------------------------------
          volume of Clark R&M-owned feedstreams, stated in BPD, processed by the Hydrocracker on such day pursuant to Section 4.3 of the Services and Supply Agreement.

               "Clark R&M Hydrocracker Fraction" means, for any day, (i)
                -------------------------------
          Clark R&M Hydrocracker Capacity on such day, divided by (ii) Actual
                                                       -------
          Hydrocracker Capacity on such day.

               "Hydrocracker Fixed" means, for any day, (i) 35,000 multiplied
                ------------------                                 ----------
          by (ii) Clark R&M Hydrocracker Fraction for such day, multiplied by
          --                                                    -------------
          (iii) $4.888, multiplied by (iv) the Inflation Factor for such day.
                        -------------

               "Hydrocracker Non-Fuel Variable" means, for any day, (i) Clark
                ------------------------------
          R&M Hydrocracker Capacity for such day, multiplied by (ii) $0.221,
                                                  -------------
          multiplied by (iii) the Inflation Factor for such day.
          -------------

               "Hydrocracker Fuel Variable" means, for any day, (i) Clark R&M
                --------------------------
          Hydrocracker Capacity for such day, multiplied by (ii) $0.430,
                                              -------------
          multiplied by (iii) (x) the Current Period Fuel Price, divided by
          -------------                                          ----------
          (y) $2.24.

               "Hydrocracker Electricity Variable" means, for any day, (i)
                ---------------------------------
          Clark R&M Hydrocracker Capacity for such day, multiplied by (ii)
                                                        -------------
          $0.308, multiplied by (iii) (x) the Current Period Electricity
                  -------------
          Price, divided by (y) $0.029.
                 ----------

               "Current Period Fuel Price" means, for any day, the MMBTU
                -------------------------
          Price (as defined in Schedule 5.5.3) for the month in which such day occurs.

               "Current Period Electricity Price" means, for any day, the KWH
                --------------------------------
          Price (as defined in Schedule 5.5.1) for the month in which such day occurs.

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

                           HYDROGEN SUPPLY SERVICES


1.   Scope.
     -----

     1.1 Clark R&M shall administer the Hydrogen Supply Agreement on behalf of the Coker Company and otherwise perform the Coker Company's obligations (other than payment obligations) and exercise its rights thereunder including, without limitation, the following:

          1. ordering the rate of flow and production of hydrogen needed by the Coker Company for operation of the Heavy Oil Processing Facility and, as necessary, requesting changes to such rates from time to time.

          2. coordinating scheduled maintenance shutdowns and other maintenance activities at the Refinery and the Hydrogen Plant with Air Products, Inc.

          3. monitoring compliance with required contract specifications for hydrogen delivered under the agreement including, without limitation, requesting additional analyses of batch samples and rejecting or waiving non-compliance with contract specifications.

          4. monitoring the measurement and metering of hydrogen quantities delivered under the agreement including, without limitation, inspecting meters and other measurement equipment, witnessing recalibrations and challenging the accuracy of meters and other measurement equipment by requesting that the accuracy of such meters and other equipment be tested.

     1.2 Clark R&M shall supply the Coker Company's first requirements for hydrogen ("Clark High Pressure Hydrogen") for use at the Coker Complex. Clark High Pressure Hydrogen shall be delivered to the Coker Company for use in HCU 942 from the Spill Stream Hydrogen System owned and operated by Air Products for Clark R&M up to the maximum capacity of the Spill Stream Hydrogen System estimated to be 6.0 MMSCF/D. Clark High Pressure Hydrogen shall meet the following specifications:

          Property           Specification            Test Method
          --------           -------------            -----------

          Hydrogen           99.9% Mole Minimum       UOP-539

     1.3 Clark R&M shall supply the Coker Company's additional requirements for hydrogen ("Clark Hydrocracker Purge Hydrogen") for use at the Coker Complex. Clark Hydrocracker Purge Hydrogen shall be delivered to the Coker Company for use in DCU 843 Naphtha Hydrotreater from the High Pressure Hydrogen Purge

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

          Gas from HCU 942. Clark Hydrocracker Purge Hydrogen shall meet the following specifications:

          Property               Specification            Test Method
          --------               -------------            -----------

          Hydrogen               80.0% Mole Minimum             UOP-539
          Higher                 500 BTU/SCF Typical            UOP-539
          Heating Value


     1.4 Clark R&M shall supply the Coker Company's requirements for hydrogen ("Clark Low Pressure Hydrogen") for use at the Ancillary Equipment and GFU 241. Clark Low Pressure Hydrogen shall be delivered to the Ancillary Equipment and GFU 241 from the Clark Hydrogen Gathering System. Clark Low Pressure Hydrogen shall meet the following specifications:


           Property           Specification            Test Method
           --------           -------------            -----------

          Hydrogen            70.0% Mole Minimum             UOP-539
          Higher              650 BTU/SCF Typical            UOP-539
          Heating Value

2.   Meters/Measurement.
     ------------------

     2.1  Clark High Pressure Hydrogen

          Clark High Pressure Hydrogen quantity measurements shall be taken at the Spill Stream Hydrogen System meter owned and operated by Air Products for Clark R&M.

     2.2  Clark Hydrocracker Purge Hydrogen

          Clark Hydrocracker Purge Hydrogen is calculated as a portion of the Total Hydrocracker Purge Hydrogen which quantity shall be measured at DCU 843 meter FE-3636. The Clark Hydrocracker Purge Hydrogen is calculated as follows:

          Clark Hydrocracker
          Purge Hydrogen =    Total Hydrocracker Purge Hydrogen * (Light Cycle
                              Oil to HCU 942 + Heavy Gas Oil from DCU 843 to HCU
                              942 * (1 - Coker Company Crude Oil Volume / Total
                              Crude Oil Volume) + Heavy Gas Oil from AVU 146 to
                              HCU 942 * (1 - Coker Company Crude Oil Volume /
                              Total Crude Oil Volume )) / (Light Cycle Oil to
                              HCU 942 + Heavy Gas Oil from DCU 843 to HCU 942 +
                              Heavy Gas Oil from AVU 146 to HCU 942)

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

          Where:

          Light Cycle Oil to HCU 942, Heavy Gas Oil from DCU 843 to HCU 942, Heavy Gas Oil from AVU 146 to HCU 942, Coker Company Crude Oil Volume, and Total Crude Oil Volume are defined in Exhibit A-18 of the Product Purchase Agreement.

     2.3  Clark Low Pressure Hydrogen

          Clark R&M Low Pressure Hydrogen quantity measurements shall be calculated for the Ancillary Equipment and GFU 241 as follows:

          2.3.1   Coker Company GFU 241 Hydrogen

                  Coker Company GFU 241 Hydrogen is calculated as a portion of the Total GFU 241 Make-up Hydrogen which quantity shall be measured at GFU 241 meter FI-105M. The Coker Company GFU 241 Hydrogen is calculated as follows:

                  Coker Company GFU
                  241 Hydrogen =        Total GFU 241 Make-up Hydrogen * Coker
                                        Company Crude Oil Volume / Total Crude
                                        Oil Volume

                  Where:

                  Coker Company Crude Oil Volume and Total Crude Oil Volume are defined in the Product Purchase Agreement.

          2.3.1   Coker Company GFU 242 Hydrogen

                  Coker Company GFU 242 Hydrogen is calculated as a portion of the Total GFU 242 Make-up Hydrogen which quantity shall be measured at GFU 242 meter FI-205M. The Coker Company GFU 242 Hydrogen is calculated as follows:

                  Coker Company GFU
                  242 Hydrogen =        Total GFU 242 Make-up Hydrogen * Total
                                        Feed to GFU 242 - Unfinished Jet from
                                        AVU 146 drawn from inventory * Coker
                                        Company Crude Oil Volume / Total Crude
                                        Oil Volume

                  Where:

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

                  Total Feed to GFU 242, Unfinished Jet from AVU 146 drawn from inventory, Coker Company Crude Oil Volume, and Total Crude Oil Volume are defined in Exhibit A-33 of the Product Purchase Agreement.

          2.3.3   Coker Company GFU 243 Hydrogen

                  Coker Company GFU 243 Hydrogen is calculated as a portion of the Total GFU 243 Make-up Hydrogen which quantity shall be measured at GFU 243 meter FIC-143. The Coker Company GFU 243 Hydrogen is calculated as follows:

                  Coker Company GFU

                  243 Hydrogen =        Total GFU 243 Make-up Hydrogen *
                                        ((Total Volume of Diesel from AVU 146 -
                                        Diesel Charge Volume to GFU 241 + Total
                                        Volume of Light Gas Oil from DCU 843 ) *
                                        Coker Company Crude Oil Volume / Total
                                        Crude Oil Volume - Coker Company Share
                                        of the Excessed Unfinished Diesel ) /
                                        Total Charge Volume to GFU 243

                  Where:

                  Total Feed to GFU 243, Total Volume of Diesel from AVU 146, Diesel Charge Volume to GFU 241, Total Volume of Light Gas Oil from DCU 843, Coker Company Share of the Excessed Unfinished Diesel, Coker Company Crude Oil Volume, and Total Crude Oil Volume are defined in Exhibit A-37 of the Product Purchase Agreement.

          2.3.4   Coker Company 1344 Naphtha Hydrotreater Hydrogen

                  Coker Company 1344 Naphtha Hydrotreater Hydrogen is calculated as a portion of the Total 1344 Naphtha Hydrotreater Make-up Hydrogen which quantity shall be measured at 1344 Naphtha Hydrotreater meter FR-857. The Coker Company 1344 Naphtha Hydrotreater Hydrogen is calculated as follows:

                  Coker Company 1344
                  Naphtha
                  Hydrotreater
                  Hydrogen =       Total 1344 Naphtha Hydrotreater Make-up
                                   Hydrogen * (Coker Naphtha to Naphtha
                                   Hydrotreater 1344 + Total Unfinished
                                   Naphtha - Excessed Unfinished Naphtha) *
                                   Coker Company

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

                                   Crude Oil Volume / Total Crude Oil Volume /
                                   (Total Naphtha Hydrotreater Feed )

                  Where:

                  Total Naphtha Hydrotreater Feed Coker Naphtha to Naphtha Hydrotreater 1344, Total Unfinished Naphtha, Excessed Unfinished Naphtha, Coker Company Crude Oil Volume, and Total Crude Oil Volume are defined in Exhibit A-26 of the Product Purchase Agreement.


     3.   Delivery Point/Risk of Loss.
          ----------------------------

          3.1  Clark High Pressure Hydrogen

               Clark High Pressure Hydrogen shall be delivered by pipeline and title to, and risk of loss for, such hydrogen shall pass to the Coker Company at the battery limit of Air Products Hydrogen Plant.

          3.2  Clark Hydrocracker Purge Hydrogen

               Clark Hydrocracker Purge Hydrogen shall be delivered by pipeline and title to, and risk of loss for, such hydrogen shall pass to the Coker Company at the battery limit of HCU 942.

          3.3  Clark Low Pressure Hydrogen

               Clark Low Pressure Hydrogen shall be delivered by pipeline and title to, and risk of loss for, such hydrogen shall pass to the Coker Company at the battery limit of each unit described in the Ancillary Equipment Lease and GFU 241.


     4.   Applicable Price.
          ----------------

          4.1  Hydrogen Supply Contract

               The Coker Company shall pay Clark R&M for all Permitted Reimbursable Expenses incurred by Clark R&M each month in administering the Hydrogen Supply Contract.

          4.2  Clark High Pressure Hydrogen

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

               The Coker Company shall pay Clark R&M for Clark High Pressure Hydrogen supplied to the Coker Company each month the actual cost paid for hydrogen under contract with Air Products.

          4.3  Clark Hydrocracker Purge Hydrogen

               The Coker Company shall pay Clark R&M for contained hydrogen in the Clark Hydrocracker Purge Hydrogen supplied to the Ancillary Equipment and GFU 241 each month the actual cost paid for hydrogen under contract with Air Products. For the balance of the contents in the Clark Hydrocracker Purge Hydrogen, the Coker Company shall pay Clark R&M the weighted average delivered cost of natural gas purchased by Clark R&M in dollars per MMBTU.

          4.4  Clark Low Pressure Hydrogen

               The Coker Company shall pay Clark R&M for contained hydrogen in the Clark Low Pressure Hydrogen supplied to the Ancillary Equipment each month the actual cost paid for hydrogen under contract with Air Products. For the balance of the contents in the Clark Low Pressure Hydrogen, the Coker Company shall pay Clark R&M the weighted average delivered cost of natural gas purchased by Clark R&M in dollars per MMBTU.

          4.5  Power Charges and Credits.

               4.5.1     Power Charges

               The Coker Company shall pay Clark R&M for power consumed by Air Products' for the manufacture and delivery of High Pressure Hydrogen supplied to the Coker Company each month. The monthly Power Charge is composed of a Capacity Charge, an operations and maintenance charge (O&M Charge), and a Fuel Charge as follows:

               Pc\\n\\ = (CC + OM\\n\\)* ACF\\n\\ / 0.95 * TKWH\\n\\ /
                         GKWH\\n\\ + FC\\n\\ * (TKWH\\n\\ -FALKWH\\n\\)

               Where:

               Pc\\n\\ =      The Power Charge for billing month n.
               CC =           The monthly Capacity Charge of $321,333.
               Om\\n\\ =      The O&M Charge as calculated pursuant to Section
                              5.1.3 for billing month n.
               ACF\\n\\ =     The Average Capacity Factor calculated on a
                              rolling average basis for the most recent 36 month period, including the current billing month n, or for the actual number of billing months since the Commencement Date, in accordance to Section 5.1.1.

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

               TKWH\\n\\ =    The total KWH consumed by Air Products' 4.16 kV
                              loads as measured at the Air Products' 4.16 kV
                              switchgear for all hourly periods in billing month
                              n including those hourly periods when generator
                              CG-500 is not operating.
               Fc\\n\\ =      The Fuel Charge as calculated pursuant to Section
                              5.1.4 for billing month n.
               GKWH\\n\\ =    The gross KWH delivered by Air Products at the
                              Generator Terminal during billing month n.
               FALKWH\\n\\ =  The total KWH consumed by Air Products' Facility
                              Auxiliary Load as determined in accordance with
                              Section 5.1.2 during billing month n.

               Commencement Date shall have the meaning given such term in
               Section 2.1 of the Hydrogen Supply Agreement.

               Generator Terminal shall mean Air Products' KW and KWH metering point located in Air Products' 13.8 kV switchgear for Air Products' gas turbine generator where the gross output of the gas turbine generator unit is measured.

               4.5.2   Average Capacity Factor

               The Average Capacity Factor shall be calculated at the end of each billing month as follows:

               ACF\\n\\ = ((GKWH\\n\\ - (FALKWH\\n\\) / (Committed
                          Capacity- Facility Auxiliary Load) / (BMH

               Where:

                      [GKWH\\n\\ =  The cumulative sum of GKWH\\n\\ delivered by
                                    Air Products for the most recent 36 billing month period, including the current billing month n, or for the actual number of billing months since the Commencement Date if less than 36 billing months have elapsed since the Commencement Date.

              [FALKWH\\n\\=         The cumulative sum of FALKWH\\n\\ consumed
                                    by Air Products for the most recent 36
                                    billing month period, including the current billing month n, or for the actual number of billing months since the Commencement Date if less than 36 billing months have elapsed since the Commencement Date.

                      [BMH = The sum of (1) the total number of hourly periods in the most recent 36 billing months, including the current billing

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

                                   month n, or for the actual number of billing months since the Commencement Date if less than 36 billing months have elapsed since the Commencement Date less (2) the number of hourly periods in the above billing months when Air Products was excused from delivering power due to events of Force Majeure or Clark R&M being unable to receive power from Air Products at the Delivery Point due to maintenance, testing, or forced outages.

                   For avoidance of doubt, any partial hourly period is counted as one full hourly period for purposes of this calculation. Notwithstanding the foregoing, the Average Capacity Factor for the first twelve billing months following the Commencement Date shall be deemed to be 95 percent. Beginning with the thirteenth billing month following the Commencement Date and for each billing month thereafter, the actual Average Capacity Factor will be calculated. In the event that the actual Average Capacity Factor calculated for the first twelve (12) billing months is greater or less than ninety-five percent (95%), Clark R&M shall retroactively adjust the Power Charge payments Clark R&M received for the first twelve
                   (12) billing months.

               4.5.3     Monthly Facility Auxiliary Load

               The Facility Auxiliary Load shall include all load connected to Air Products' 4.16 KV electrical distribution system except for the electric load associated with (i) Air Products' two hydrogen compressors (CM-250A and CM-250B), (ii) Air Products' spill gas compressor (CM-255), and (iii) a fixed allowance of 32 KW per hour for all auxiliary loads required to operate Air Products' two hydrogen compressors and spill gas compressor. The KWH consumed by the Facility Auxiliary Load each billing month is calculated as follows:

               FALKWH\\n\\ =  TKWH\\n\\ - (CAKWH\\n\\ + CBKWH\\n\\ + SGKWH\\n\\
                              + (32 KW * ABMH\\n\\))

               Where:

               FALKWH\\n\\ =  The total KWH consumed by the Facility Auxiliary
                              Load for billing month n.

               TKWH\\n\\ =    The total KWH consumed by Air Products' 4.16 KV
                              loads as measured at the Air Products' 4.16 KV switchgear for all hourly periods in billing month n excluding those hourly periods when generator
                              CG-500 is not operating.

               CAKWH\\n\\ =  The total KWH consumed by Air Products' product hydrogen compressor, plant load CM-250A, for all hourly periods in billing

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

                              month n excluding those hourly periods when generator CG-500 is not operating.

               CBKWH\\n\\  =  The total KWH consumed by Air Products' product hydrogen compressor, plant load CM-250B, for all hourly periods in billing month n excluding those hourly periods when generator CG-500 is not operating.

               SGKWH\\n\\  =  The total KWH consumed by Air Products' spill gas compressor, plant load CM-255for all hourly periods in billing month n excluding those hourly periods when generator CG-500 is not operating.

               ABMH\\n\\  =   The adjusted number of hourly periods in billing
                              month n excluding those hourly periods when generator CG-500 is not operating.

               Initially, the Facility Auxiliary Load is deemed to be 950 KW.

               4.5.4     O&M Charge

               The O&M Charge shall be adjusted each month after the Commencement Date and for the duration of this contract in accordance with the following formula:

               Om\\n\\ = OM\\0\\ x [0.16 x LI\\n\\/LI\\c\\ + .16 x P\\n\\/P\\c\\
               + .34 x L\\n\\/L\\c\\ + .34 x PPI\\n\\/PPI\\c\\]]

               Where:

               Om\\n\\   =    O&M Charge for billing month n
               OM\\0\\   =    $207,333/mo.
               Li\\n\\   =    Labor Index for billing month n
               Li\\c\\   =    Labor Index at the Commencement Date
               P\\n\\    =    Parts Index for billing month n
               P\\c\\    =    Parts Index for August 1998
               PPI\\n\\  =    PPI for billing month n.
               PPI\\c\\  =    PPI at the Commencement Date
               L\\n\\    =    Employment Cost  Index for billing month n.
               L\\c\\    =    Employment Cost  Index at the Commencement Date.

               4.5.5     Fuel Charge

               The Fuel Charge shall be adjusted each month after the Commencement Date and for the duration of this contract based on the average cost of natural gas consumed by the Facility in accordance with the following formula:

                                                                    Schedule 4.4
                                                   Services and Supply Agreement

            Fc\\n\\ =    FC\\0\\ x (NG\\n\\/NG\\0\\)


            Where:

            Fc\\n\\    =          Fuel Charge for billing month n
            FC\\0\\    =          $0.0074/KWH
            Ng\\n\\    =          Average cost of natural gas for the Facility
                                  in billing month n
            NG\\0\\    =          $2.25/MMBTU

            "Facility" shall mean the designed, fabricated, and installed equipment necessary for Air Products to manufacture hydrogen for the Coker Company on a leased site as described in the Clark Hydrogen Supply Agreement.


            4.5.6   Power Credits

            To the extent Air Products consumes electric power for compression of hydrogen supplied into the Pipeline Network, Clark R&M shall credit the Coker Company for such power, whether such power was produced by Air Products or, during periods of gas turbine generator shutdown, provided by Clark R&M to Air Products. The credit shall be calculated monthly on the basis of a specific power in KWH/MSCF, for hydrogen compression, in accordance with the following:

            Pipeline hydrogen compression credit =  1.184 KWH/MSCF x MSCF\\n\\ x
                                                    CPC\\n\\

            Where:

            MSCF\\n\\ =  Quantity of hydrogen in MSCF compressed and supplied into the Pipeline Network for billing month n.

            CPC\\n\\  =  Cost of power in $/KWH for billing month n; if supplied by Air Products, to be based PC\\n\\ divided by the sum of GKWH\\n\\ minus FALKWH\\n\\, or if supplied by Clark R&M, Clark R&M's incremental cost for power for each billing day.

            "Pipeline Network" shall mean the pipeline system connected to the Facility and constructed, owned, or operated by Air Products or its affiliates, which is used to transport hydrogen in Texas.

       4.6.   Taxes.
              ------

              The Coker Company shall reimburse Clark R&M for payments made by Clark R&M to Air Products for taxes, charges and fees pursuant to
              Section 12 of the Clark Hydrogen Supply Agreement.

                                                                    Schedule 5.1
                                                   Services and Supply Agreement

                        CONSTRUCTION MANAGEMENT SERVICES

1.   Scope.
     -----

     In accordance with its obligations under Section 5.1 of the Services and Supply Agreement, Clark R&M shall administer the EPC Contract on behalf of the Coker Company and otherwise perform (or ensure that Coker Company employees perform) the Coker Company's obligations (other than payment obligations) and exercise its rights thereunder including, without limitation, the following:

          a. performing Start-up (as defined in the EPC Contract) activities

          b. supporting Start-up and performance testing under the EPC Contract by making available and operating all testing and laboratory equipment, tools, machinery and vehicles (including trucks, mobile cranes, loaders, forklifts and other rolling stock) necessary for normal operation of the Coker Complex

          c. providing water and temporary utilities, at such times and in such quantities as required for Contractor's prosecution of the EPC Contract

          d. providing Contractor with initial drafts of the Operating Manuals (as defined in the EPC Contract) for the Coker Complex

          e. performing the Coker Company's obligations with respect to spare parts under Section 2.38 of the EPC Contract

          f. reviewing and approving Applications for Payment (as defined in the EPC Contract) in cooperation with the Independent Engineer

          g. providing operations and maintenance personnel for Start-up and Performance Testing (as defined in the EPC Contract)

          h. providing all necessary feedstreams for operation of the Coker Complex during Start-up and Performance Testing

          i. preparing and delivering the Start-up Protocol (as defined in the EPC Contract) to the Contractor and the Independent Engineer 90 days prior to Mechanical Completion (as defined in the EPC Contract) and cooperating to develop a final Start-up Protocol prior to Mechanical Completion

          j. reviewing and approving each Notice of Mechanical Completion, Notice of Coker Completion and Notice of Final Completion submitted by the Contractor (as each term is defined in the EPC Contract) together with the Independent Engineer

                                                                    Schedule 5.1
                                                   Services and Supply Agreement

          k. initiating necessary Change Orders (as defined in the EPC Contract) and reviewing and approving Change Orders requested by the Contractor

2.   Applicable Price.
     -----------------

     The Coker Company shall pay Clark R&M $2,700,000 on (i) the date (the "Initial Payment Date") that is the later of (y) the first anniversary of the Start-up Date and (z) January 1, 2002 for providing the Services described in this Schedule, (ii) the date that is one year after the Initial Payment Date and (iii) the date that is two years after the Initial Payment Date.

                                                                    Schedule 5.3
                                                   Services and Supply Agreement

                              MAINTENANCE SERVICES

1.   Scope.
     -----

     1.1  Routine Repair and Preventative Maintenance

          Clark R&M shall provide (or engage third party subcontractors to provide) all repair and preventative maintenance (including necessary materials and labor) of a regular nature that must be performed periodically and on an ongoing basis to maintain the Heavy Oil Processing Facility including, without limitation, the services described below.

          a.   Cleaning Slab Services

               Removal of equipment from processing units for cleaning at Clark R&M-owned cleaning slabs at the Refinery including (i) removing such equipment from its unit, (i) draining it of all free liquids, (iii) transporting it to a Clark R&M cleaning slab, (iv) cleaning it so that acidic or caustic substances are neutralized, flammable or explosive substances are eliminated and hydrocarbon sludges or other hazardous materials are removed and the equipment is otherwise thoroughly clean, (iv) disposing of the resulting waste in accordance with Applicable Law and (v) re-installing such equipment into its unit.

          b.   Shop Services

               Repair and maintenance work performed by (i) Clark R&M employees at one of the various Clark R&M-owned and operated maintenance shops located at the Refinery including, without limitation, Clark R&M's central shop, machine shop, instrument/electrical shop and sandblasting/cleaning shop, or (ii) third party subcontractors at maintenance shops located outside the Refinery.

          c.   Maintenance Supervision

               Supervision of maintenance personnel for the Coker Company including, (i) monitoring operations and working with the operations personnel described on Schedule 5.8.1 to plan, schedule, and set maintenance priorities, (ii) assisting in the development and execution of preventative and predictive maintenance practices, (iii) supervising maintenance mechanics on a daily basis including oversight of the maintenance resource pool of electricians, machinists, pipefitters, welders, boilermakers and other crafts.

          d.   Fixed Equipment Analysis

                                                                    Schedule 5.3
                                                   Services and Supply Agreement

               Monitoring, collecting data regarding and documenting the condition of the Heavy Oil Processing Facility's stationary equipment (including piping, vessels, and structural steel) including, without limitation (i) maintaining an inspection database of information, (ii) reviewing such data, (iii) developing recommendations for equipment repair and improvement and (iv) inspecting on-going repairs to assure applicable industry standards are followed.

          e.   Rotating Equipment Analysis

               Monitoring and improving the performance of each unit's rotating equipment to assure reliability and uptime of rotating equipment, including, without limitation, (i) routinely perform data collection of vibration and operational performance, (ii) analyzing such data, and (iii) making recommendations for repair and improvements.

          f.   DCS Technology Support

               Maintenance of the Coker Company's distributed control equipment including, without limitation, (i) interacting with unit operators to generate and tune simple control loops and (ii) working with the Clark R&M control engineers in maintaining and improving the overall performance of the Heavy Oil Processing Facility's process control systems.

         g.    Rolling Stock Services

               Provision of tractors, trucks, frontloaders, cherry pickers, exchange pickers or other vehicles necessary for performing the maintenance services described in this Schedule.

     1.2  Maintenance Turnarounds, Unit Shutdowns and Other Capital Maintenance

          a. As part of the Annual Budget and Operating Plan, Clark R&M shall provide the Coker Company with a schedule of planned maintenance shutdowns in the next Operating Year for any unit comprising the Heavy Oil Processing Facility.

          b. Clark R&M shall assess the on-going need for additional unplanned maintenance shutdowns and capital maintenance of units comprising the Heavy Oil Processing Facility.

          c. Clark R&M shall perform (or engage third party subcontractors to perform) all scheduled and unscheduled maintenance shutdowns and other capital maintenance of the Heavy Oil Processing Facility.

     1.3  Janitorial and Grounds Services

                                                                    Schedule 5.3
                                                   Services and Supply Agreement

          a. Clark R&M shall provide (or engage third party subcontractors to provide) all janitorial type services at the Heavy Oil Processing Facility

          b. Clark R&M shall maintain (or engage third party subcontractors to maintain) all grounds, yards and roads located on the Coker Complex Site and the Ancillary Equipment Site.

2.   Applicable Price.
     ----------------

     2.1  Coker Complex

          a. The Coker Company shall reimburse Clark R&M for the direct costs of all materials and other supplies and all subcontract labor or services necessary for performance of the maintenance services described herein each month for the Coker Complex and the Coker Complex Site.

          b. The Coker Company shall reimburse Clark R&M for the Labor Cost of all hourly Clark R&M maintenance personnel necessary for the performance of maintenance services described herein each month for the Coker Complex and the Coker Complex Site. For the purpose of this Schedule Labor Costs shall be deemed to equal a rate per hour equal to (i) for any month prior to and including December 2000, $36.00 and (ii) for any other month, $36.00, multiplied by
                                                                  -------------
               the Inflation Factor.

          c. For all supervisory and management services provided by Clark R&M related to maintenance services for the Coker Complex described herein each month, the Coker Company shall pay Clark R&M (i) for any month after the Start-up Date and prior to and including December 2000, $62,500.00 and (ii) for any month thereafter, $62,500.00, multiplied by the Inflation Factor.
                           -------------

     2.2  Ancillary Equipment

          Consideration for maintenance services provided by Clark R&M to the Coker Company related to the Ancillary Equipment and the Ancillary Equipment Site is included in the Ancillary Equipment Operating Fee, except to the extent that Clark R&M is required to perform capital maintenance with respect to the Ancillary Equipment in order to comply with a change in Applicable Law. In such case, the Coker Company shall pay Clark R&M for its share of all Permitted Reimbursable Expenses incurred by Clark R&M in performing all such unscheduled capital maintenance related to the Ancillary Equipment. The Coker Company's share of such Permitted Reimbursable Expenses shall be determined in accordance with Section 7.4(a) of the Services and Supply Agreement.

                                                                  Schedule 5.5.1
                                                   Services and Supply Agreement

                              ELECTRICITY SERVICES

13.  Scope.
     -----

     a.   Coker Complex

          Supply of electric energy requirements of the Coker Company for use at the Coker Complex.

     b.   Ancillary Equipment

          Supply of electric energy requirements of the Coker Company for use at the Ancillary Equipment.

14.  Metering/Measurement Methodology for Services to the Coker Complex.
     ------------------------------------------------------------------

     3. 2.1 The following meters to be installed pursuant to the EPC Contract shall be used to measure the number of kilowatt (1000 watts) hours ("KWH") of electricity that are delivered to each distinct area of the Coker Complex:

      i.  Main power station number 6

          Meters located at:

          a.  Air Products Steam Methane Reformer
          b.  Gulf States #1 transformer
          c.  Gulf States #2 transformer

     ii.  DCU 843 Coker area main facilities.

          Switch Gear -- 843-SG-01

     iii. HCU 942 Hydrocracker/SRU 545 Sulfur Plant/SWS 8747 Sour Water Stripper/ATU 7814 Amine Treating Unit

          Switch Gear -- 942-SG-01

     iv. Coker feed charge-pumps for tanks 108 and 109 and the Coker Complex cooling tower

          Substation 261

     5.   Flare No. 23 and other offsites

                                                                  Schedule 5.5.1
                                                   Services and Supply Agreement

             Electricity delivered to flare no. 23 and other offsites comprising the Coker Complex and not described above shall be measured by subtracting metered usage in numbers 2 through 4 above from metered usage in number 1 above.

     2.2 Clark R&M shall read the Coker Complex meters described in 2.1 above to determine the total KWH usage of the Coker Complex for each month (the "Monthly Coker Complex Electricity Usage"); provided, however,
                                                           --------  -------
          that at any time when such meters are not functioning the Monthly Coker Complex Electricity Usage shall be determined (a) for any month prior to three full calendar months after Final Completion, based on the "typical" or expected usages described in the following chart, or
          (b) for any other month, based on the average Monthly Coker Complex Electricity Usage for the prior three calendar months.

--------------------------------------------------------------------------------
Electrical Produced (Consumed), KWSD (68 oF)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Consumption
--------------------------------------------------------------------------------
     COKER COMPANY UNITS                Typical Quantity   Per Cent Usage
--------------------------------------------------------------------------------
     SRU 545                                (2,128)             2.09
--------------------------------------------------------------------------------
     DCU 843                                (20,550)            20.20
--------------------------------------------------------------------------------
     HCU 942                                (13,326)            13.10
--------------------------------------------------------------------------------
     ATU 7841                                (223)              0.22
--------------------------------------------------------------------------------
     SWS 8747                                (194)              0.19
--------------------------------------------------------------------------------
     Sour Water Tank 78                      (154)              0.15
--------------------------------------------------------------------------------
     C.T. 432                                (602)              0.59
--------------------------------------------------------------------------------
     FLARE 23                                 (50)              0.05
--------------------------------------------------------------------------------
     Resid Tanks 108/109                     (999)              0.98
--------------------------------------------------------------------------------
       Sub Total                            (38,226)            37.57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANCILLARY EQUIPMENT UNITS
--------------------------------------------------------------------------------
    AVU 146                                 (6,154)             6.05
--------------------------------------------------------------------------------
    GFU 242                                  (731)              0.72
--------------------------------------------------------------------------------
    GFU 243                                 (2,007)             1.97
--------------------------------------------------------------------------------
    Cooling Tower 136--SMR                   (200)              0.20
--------------------------------------------------------------------------------
    NHT 1344                                 (715)              0.70
--------------------------------------------------------------------------------
    Pump House 41                            (559)              0.55
--------------------------------------------------------------------------------
    Offsites--P.S. and B.H.'s               (6,593)             6.48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Sub Total                            (16,959)            16.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CLARK UNITS
--------------------------------------------------------------------------------
    GFU 241                                  (971)              0.95
--------------------------------------------------------------------------------
    GFU 244                                 (3,506)             3.45
--------------------------------------------------------------------------------
    HFAU 443                                (1,205)             1.18
--------------------------------------------------------------------------------
    SRU 543/544                             (2,380)             2.34
--------------------------------------------------------------------------------
    FCCU 1241                               (2,246)             2.21
--------------------------------------------------------------------------------
    CRU 1344                                (7,499)             7.37
--------------------------------------------------------------------------------
    SGRU 1242                               (1,483)             1.46
--------------------------------------------------------------------------------
    Offsites                                (11,315)            11.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Clark Sub Total                      (30,604)            30.08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Coker Company Plus Clark R&M                (85,789)            84.32
 Sub Total
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHEVRON CCC/PADC                            (5,781)             5.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Refinery Plus CCC Sub Total          (91,570)            90.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HT PSA Off Gas                               (920)              0.90
--------------------------------------------------------------------------------
AIR PRODUCTS                                (9,255)             9.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Total Facility Consumption          (101,745)           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Production or Purchases
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLARK R&M GENERATORS                        43,498            42.75
--------------------------------------------------------------------------------
AIR PRODUCTS                                40,200            39.51
--------------------------------------------------------------------------------
PURCHASED--ENTERGY                          18,047            17.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Total Production or Purchased       101,745           100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net                                                            0
--------------------------------------------------------------------------------

                                                                  Schedule 5.5.1
                                                   Services and Supply Agreement

15.  Applicable Price.
     ----------------

     a.   Coker Complex

          The Coker Company shall pay Clark R&M for the actual cost of providing electric energy services to the Coker Complex each month based on the following formula:

              (KWH Price * Monthly Coker Complex Electricity Usage) + Incremental Demand Charge

     Where:

              "KWH Price" means, for any month, the price per KWH charged Clark R&M for electricity provided to Clark R&M by Air Products, Inc. in such month.

              "Incremental Demand Charge" means, for any month, the difference between (i) the demand charge for standby electricity services provided to Clark R&M by Entergy Corp. for use at the Refinery in such month, less (ii) the average monthly demand charge for
                          ----
              standby electricity services provided to Clark R&M by Entergy Corp. for use at the Refinery for one year period prior the date hereof.

     b.       Ancillary Equipment

              Consideration for electric energy provided by Clark R&M to the Coker Company for use at the Ancillary Equipment is included in the Ancillary Equipment Operating Fee.

     Required Billing Information.
     ----------------------------

     Clark R&M shall provide the following information as an attachment to its monthly Reconciliation Statements:

     a.   Total KWH measured through each Coker Complex meter.

     b.   Calculation of the Incremental Demand Charge and current KWH Price

     c. Total amount due from Coker Company for electric energy provided to the Coker Complex

                                                                  Schedule 5.5.2
                                                   Services and Supply Agreement


                                STEAM SERVICES

1.   Scope.
     -----

     a. Clark R&M shall supply the full steam requirements of the Coker Company for use at the Heavy Oil Processing Facility. Such steam is expected to have the typical properties and specifications set forth in the Turnkey Specifications and the chart in 2.2 below.

     b. Clark R&M shall take delivery of all excess steam not consumed during operation of the Heavy Oil Processing Facility and route such steam to other units at the Refinery.

     c.   Metering/Measurement Methodology for Services to the Coker Complex.
          ------------------------------------------------------------------

     a.   Meters to be installed pursuant to the EPC Contract and described on
          Schedule 5.5(b) shall be used to measure the number of pounds per hour of actual steam that are delivered to the Coker Complex and returned to Clark R&M which will then be converted to pounds of Standard Steam ("MLBS SS"). "Standard Steam" is a measure used to express the value of steam of differing temperatures and pressures in a uniform way. It shall be determined by multiplying the pounds of actual steam supplied by the standard steam factor for the relevant poundage as described below under 5.

     2.2  Clark R&M shall read the applicable Coker Complex meters described on
          Schedule 5.5(b) on the last day of every month to determine the total pounds of actual steam usage of the Coker Complex for such month and convert such poundage to MLBS SS (the "Monthly Coker Complex Steam Usage") and the total actual pounds of steam returned to Clark R&M from the Coker Complex in such month and convert such poundage to MLBS SS (the "Monthly Coker Complex Return Steam"); provided, however, that
                                                         --------  -------
          at any time when such meters are not functioning the Monthly Coker Complex Steam Usage shall be determined (a) for any month prior to three full calendar months after Final Completion, based on the "typical" or expected usages described in the following chart, or (b) for any other month, based on the average Monthly Coker Complex Steam Usage for the prior three calendar months.

                                                                  Schedule 5.5.2
                                                   Services and Supply Agreement




Steam Produced (Consumed), M Pounds/Hour
----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COKER COMPLEX UNITS          850     650 PSIG, 500 PSIG, 225 PSIG,  170 PSIG, 125 PSIG,  50 PSIG,   15 PSIG,  Net Mlbs of  Percent
                             PSIG,    Actual    Actual    Actual    Actual    Actual     Actual     Actual     SS/hour     Usage
-----------------------------------------------------------------------------------------------------------------------------------
    SRU 545                           115.8                                    (25.4)      76.3       (2.0)      182.6
-----------------------------------------------------------------------------------------------------------------------------------
    DCU 843                          (130.1)                                    21.1                            (149.8)
-----------------------------------------------------------------------------------------------------------------------------------
    HCU 942                             2.5                                     (9.6)                             (5.5)
-----------------------------------------------------------------------------------------------------------------------------------
    ATU 7841                                                                              (63.4)
-----------------------------------------------------------------------------------------------------------------------------------
    SWS 8747                                                                              (53.8)
-----------------------------------------------------------------------------------------------------------------------------------
    C.T. 432                                                                   (41.4)      41.4
-----------------------------------------------------------------------------------------------------------------------------------
    FLARE 23                                                                    (1.0)
-----------------------------------------------------------------------------------------------------------------------------------
    OFFSITES                                                                               74.8                   55.4
-----------------------------------------------------------------------------------------------------------------------------------
       Sub Total                      (11.8)                                   (56.3)      75.3       (2.0)      (12.2)     (0.4%)
-----------------------------------------------------------------------------------------------------------------------------------
                  ANCILLARY UNITS
-----------------------------------------------------------------------------------------------------------------------------------
    AVU 146                                       (207.0)                     (137.2)     (11.7)      23.9      (378.7)
-----------------------------------------------------------------------------------------------------------------------------------
    GFU 242                           (21.0)                                   (43.0)     (21.0)                 (82.2)
-----------------------------------------------------------------------------------------------------------------------------------
    GFU 243                           (54.2)                                   (93.6)                 14.8      (147.3)
-----------------------------------------------------------------------------------------------------------------------------------
    SGRU 1242                        (117.7)                                  (127.8)     (35.5)      82.1      (247.3)
-----------------------------------------------------------------------------------------------------------------------------------
    Offsites                                                                   (30.0)                            (27.5)
-----------------------------------------------------------------------------------------------------------------------------------
       Sub Total                      (192.9)     (207.0)                     (431.6)     (68.2)     120.8      (883.0)    (27.6%)
-----------------------------------------------------------------------------------------------------------------------------------
Clark R&M UNITS
-----------------------------------------------------------------------------------------------------------------------------------
    GFU 241                            (18.2)                                                                    (23.7)
-----------------------------------------------------------------------------------------------------------------------------------
    GRU 244                           (300.2)                        49.0       61.4                            (285.8)
-----------------------------------------------------------------------------------------------------------------------------------
    HFAU 443                           (19.9)                                  (77.8)               (168.9)     (197.7)
-----------------------------------------------------------------------------------------------------------------------------------
    SRU 543/544                                   139.0                       (201.9)     (34.0)      29.0       (18.9)
-----------------------------------------------------------------------------------------------------------------------------------
    FCCU 1241                         (687.9)    (399.0)                       465.1                 133.8      (887.7)
-----------------------------------------------------------------------------------------------------------------------------------
    CRU 1344                            90.1                                   (63.7)                  0.1        58.9
-----------------------------------------------------------------------------------------------------------------------------------
    Offsites                                                                   (30.0)
-----------------------------------------------------------------------------------------------------------------------------------
       Sub Total                      (936.1)     (260.0)            49.0      153.1      (34.0)      (6.0)   (1,382.3)    (43.2%)
-----------------------------------------------------------------------------------------------------------------------------------
Clark R&M BOILERS              768.0   790.0                          3.0        3.0                 (31.0)    2,137.8
-----------------------------------------------------------------------------------------------------------------------------------
       Clark R&M Sub Total     768.0  (339.0)     (467.0)     0.0    52.0     (275.5)    (102.2)      83.8      (127.5)
-----------------------------------------------------------------------------------------------------------------------------------
       Coker Company Plus      768.0  (350.8)     (467.0)     0.0    52.0     (331.8)     (26.9)      81.8      (139.7)
-----------------------------------------------------------------------------------------------------------------------------------
       Clark R&M Sub Tiak
-----------------------------------------------------------------------------------------------------------------------------------
CHEVRON CCC/PADC              (768.0) (114.0)       (8.0)                     (252.0)                (24.0)   (1,526.7)   (47.7%)
-----------------------------------------------------------------------------------------------------------------------------------
       Refinery Plus CCC
                Sub Total        0.0  (464.8)     (475.0)     0.0    52.0     (583.8)     (26.9)      57.8    (1,666.4)
-----------------------------------------------------------------------------------------------------------------------------------
DESTEC                                 388.0                                                                     504.4
       Destec + Refinery +
       CCC Sub Total             0.0   (76.8)     (475.0)     0.0    52.0     (583.8)     (26.9)      57.8    (1,162.0)
-----------------------------------------------------------------------------------------------------------------------------------
AIR PRODUCTS                           443.5                                   (23.0)                            555.5
-----------------------------------------------------------------------------------------------------------------------------------
       Total                     0.0   366.7      (475.0)     0.0    52.0     (606.8)     (26.9)      57.8       (12.7)   (0.4%)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Net Producers of  100.0%
                                                                                                                         -----------

3.   Applicable Price.
     ----------------

     a.     Coker Complex

     The Coker Company shall pay Clark R&M for the actual cost of providing steam services to the Coker Complex each month based on the following formula:

          Average Monthly Refinery Steam Cost * (Monthly Coker Complex Steam Usage - Monthly Coker Complex Return Steam).

     Where:

     "Average Monthly Refinery Steam Cost" means for any month, (a) the total costs in dollars incurred by Clark R&M for the purchase, production and distribution of

                                                                  Schedule 5.5.2
                                                   Services and Supply Agreement


          steam at the Refinery during such month, divided by (b) the Total MLBS
                                                   ----------
          SS Distributed during such month.

          "Total MLBS SS Distributed" means the total MLBS SS of steam distributed between Clark R&M, affiliates of Clark R&M, Chevron Chemical Company and affiliates of Chevron Chemical Company at the Refinery and the adjacent facilities owned by Chevron Chemical Company or the affiliates thereof.

     b.   Ancillary Equipment

          Consideration for steam services provided by Clark R&M to the Coker Company for use at the Ancillary Equipment is included in the Ancillary Equipment Operating Fee.

4.   Required Billing Information.
     ----------------------------

     Clark R&M shall provide the following information as an attachment to its monthly Reconciliation Statements:

     a. Total actual steam measured through each Coker Complex meter described above and conversion of such poundage to MLBS SS.

     b. Calculation of the Average Monthly Refinery Steam Cost and the Total MLBS SS Distributed

     c. Total amount due from Coker Company for steam services provided to the Coker Complex

5.   Additional Terms.
     ----------------

     5.1  Standard Steam Conversion Factors
          ---------------------------------

          To convert steam to Standard Steam, the number of pounds of actual steam shall be multiplied by the relevant standard steam factor.

                                                                  Schedule 5.5.2
                                                   Services and Supply Agreement

               Poundage of Steam    Standard Steam Factor
               -----------------    ---------------------
                      850                  1.463
                      650                    1.3
                      500                   1.25
                      225                  1.098
                      170                  0.986
                      125                  0.915
                       50                  0.741
                       15                  0.596

          5.2  Standard Steam Definition
               -------------------------

               The steam accounting system at the Refinery is based on energy content. All actual pounds of steam are converted to Standard Steam. All costs (from the appropriate cost centers in Clark R&M's accounting system) in producing steam are then divided by the pounds of Standard Steam.

               One pound of Standard Steam is defined as the steam at the conditions whereby ten pounds of steam generate 1 KWH of electricity at 100% efficiency when exhausted through a turbine to a pressure of 2.5" mercury absolute.

               The Standard Steam conversion factors are then calculated as illustrated in the following example.

                      (1)  850 PSIG, 800F steam at 100% efficiency requires
                           6.837 pounds of actual steam to generate a KWH of electricity

                      (2) The Standard Steam factor equals 10 (the theoretical steam rate of Standard Steam) divided by 6.837 (the theoretical steam rate of 850 PSIG, 800F steam), or 1.463.

               This means 100,000 pounds of 850 PSIG, 800F steam would equal 146,300 pounds of Standard Steam.

               The energy basis for Standard Steam factors can be calculated by the following formula:

                      Standard Steam Factor (energy basis) =

                         Ha - 568.409 Ea + 5.777
                         -----------------------
                               341.275
                      Where:
                      Ha = Enthalpy of actual steam (BTUs/lb)

                                                                  Schedule 5.5.2
                                                   Services and Supply Agreement


                      Ea = Entropy of actual steam (BTUs/lb F)

               The basis for this formula is that enthalpy versus entropy for steam-water mixture at 2.5" mercury absolute is a straight line for values of entropy of 1.34 to 1.96 BTUs/lb F.

                                                                  Schedule 5.5.3
                                                   Services and Supply Agreement


                         NATURAL AND FUEL GAS SERVICES

1.   Scope.
     -----

     a. Clark R&M shall supply the natural gas and fuel gas requirements of the Coker Company for use at the Heavy Oil Processing Facility. Such natural gas and fuel gas is expected to have the typical properties and specifications set forth in the Turnkey Specifications and the charts in 2 below.

     1.2 Clark R&M shall take delivery of all natural gas and fuel gas not consumed during operation of the Heavy Oil Processing Facility.

     1.3 The Coker Company shall pay Clark R&M for the amount of natural gas and fuel gas consumed by each unit of the Heavy Oil Processing Facility and not returned to Clark R&M.

     1.4 Pursuant to the Product Purchase Agreement, Clark R&M is purchasing the fuel gas produced during operation of the units comprising the Heavy Oil Processing Facility net of fuel gas supplied to such units.

2.   Metering/Measurement Methodology for Services to the Coker Complex.
     ------------------------------------------------------------------

     a.   Monthly Natural Gas Consumption

          Meters to be installed pursuant to the EPC Contract and described on
          Schedule 5.5(b) shall be used to measure the millions of British thermal units ("MMBTUs") of natural gas that are delivered to and consumed by the Coker Complex each month ("Monthly Natural Gas Consumption"); provided, however, that at any time when such meters
                         --------  -------
          are not functioning the Monthly Coker Natural Gas Consumption Usage shall be determined (a) for any month prior to three full calendar months after Final Completion, based on the "typical" or expected usages described in the following chart, or (b) for any other month, based on the average Monthly Natural Gas Consumption for the prior three calendar months.

                                                                  Schedule 5.5.3
                                                   Services and Supply Agreement


Consumed, MMBTU's/Hr.--HHV
--------------------------

-------------------------------------------------------------------------------------------------------------
 Process Description                                            Typical Volume                  Percent Usage
-------------------------------------------------------------------------------------------------------------
COKER COMPLEX UNITS

    SRU 545                                                          77.5

    DCU 843                                                          37.1

    HCU 942                                                           7.8

    ATU 7841                                                            0

    SWS 8747                                                            0

    C.T. 432                                                            0

    FLARE 23                                                         0.19

    DCU 843 Charge Tanks                                             0.01

          Sub Total                                                   123                                2.6%

ANCILLARY EQUIPMENT UNITS

    AVU 146                                                            66

    GFU 242                                                          61.9

    GFU 243                                                           3.3

    SGRU 1242                                                         7.3

    PRORATED, NG to Mix Drum                                          557

         Sub Total                                                    696                               14.7%

Clark R&M UNITS

    GFU 241                                                          42.4

    GFU 244                                                          15.0

    HFAU 443                                                         42.0

    SRU 543/4                                                        62.2

    FCCU 1241                                                        36.0

    CRU 1344                                                         17.0

    Miscellaneous                                                    13.0

    PRORATED, NG to Mix Drum                                        613.6

    Reduced consumption                                             (75.0)

         Sub Total                                                  766.2                               16.2%

Clark R&M BOILERS                                                     706                               14.9%

         Clark R&M Sub Total                                      2,168.1

         Coker Complex Plus Clark R&M Sub Total                      2291

CHEVRON CCC/PADC                                                      295                                6.2%

        Refinery Plus CCC Sub Total                               2,585.7

AIR PRODUCTS                                                      2,156.0                               45.5%

        Total                                                     4,741.7                              100.0%

     b.   Monthly Fuel Gas Consumption

          Meters to be installed pursuant to the EPC Contract and described on
          Schedule 5.5(b) shall be used to measure the MMBTUs of fuel gas delivered to and consumed by, the Coker Complex each month ("Monthly Fuel Gas Consumption"); provided, however, that at any time when such
                                  --------  -------
          meters are not functioning the Monthly Fuel Gas Consumption shall be determined (a) for any month prior to three full calendar months after Final Completion, based on the "typical" or expected usages described in the following chart, or (b) for any other month, based on the average Monthly Fuel Gas Consumption for the prior three calendar months.

                                                                  Schedule 5.5.3
                                                   Services and Supply Agreement


Production (Consumption), MMBTU's/HR. (HHV)
-------------------------------------------

------------------------------------------------------------------------------------------------------------
Process Description                                         Typical Volume                     Percent Usage
------------------------------------------------------------------------------------------------------------
COKER COMPANY UNITS

    SRU 545                                                   0.0

    DCU 843                                                 452.3

    HCU 942                                                   0.0

    ATU 7841                                                  0.0

    SWS 8747                                                  0.0

    C.T. 432                                                  0.0

    FLARE 23                                                  0.0

    DCU 843 Charge Tanks                                      0.0

    HT PSA                                                  (30.5)

        Sub Total                                           421.8                             (36.0%)

ANCILLARY EQUIPMENT UNITS

    AVU 146                                                (597.4)

    GFU 242                                                   5.8

    GFU 243                                                  83.6

    SGRU 1242                                               266.7

        Sub Total                                          (241.3)                             20.6%

Clark R&M UNITS

    GFU 241                                                  53.9

    GFU 244                                                 157.8

    HFAU 443                                                (83.4)

    FCCU 1241                                               480.3

    CRU 1344                                               (351.4)

    Reduced production                                     (129.0)
    Miscellaneous consumption                               (34.0)

        Sub Total                                            94.2                              (8.0%)

Clark R&M BOILERS                                        (1,737.0)                            148.3%

        Clark R&M Sub Total                              (1,884.1)

        Coker Company Plus Clark R&M Sub Total           (1,462.3)

CHEVRON CCC/PADC                                            519.0                             (44.3%)

        Refinery Plus CCC Sub Total                        (943.3)

AIR PRODUCTS

    Refinery Fuel to SMR                                   (228.0)                             19.5%
        Total                                            (1,171.3)                            100.0%

3.          Applicable Price.
            ----------------

           a.  Coker Complex

               The Coker Company shall pay Clark R&M for the actual cost of providing natural gas and fuel gas services to the Coker Complex each month based on the following formula:

                    MMBTU Price * Monthly MMBTU Usage

               Where:

          "MMBTU Price" means, for any month the sum of (i) Gulf Coast NG for such month, plus (ii) $.015.
                      ----

                                                                  Schedule 5.5.3
                                                   Services and Supply Agreement

               "Gulf Coast NG" means, for any month, the average Houston Ship Channel (Large) Quote stated in MMBTUs in Inside FERCS Gas Market Report (Trends in Spot Price Indicators) .

               "Monthly MMBTU Usage" means for any month the sum of (a) Monthly
                Natural Gas Consumption, and (b) Monthly Fuel Gas Consumption.

        b.     Ancillary Equipment

               Consideration for natural and fuel gas services provided by Clark R&M to the Coker Company for use at the Ancillary Equipment is included in the Ancillary Equipment Operating Fee.

   4.   Required Billing Information.
        ----------------------------

        Clark R&M shall provide the following information as an attachment to its monthly Reconciliation Statements:

        4.1 Total MMBTUs of natural gas and fuel gas delivered each unit of the Coker Complex.

        4.2 Total MMBTUs of natural gas and fuel gas produced by each unit of the Coker Complex.

        4.3  Calculation of the Monthly MMBTU Usage

        4.4  Gulf Coast NG

        4.5 Total amount due from Coker Company for natural gas and fuel gas provided to the Coker Complex

                                                                  Schedule 5.5.4
                                                   Services and Supply Agreement
                                WATER SERVICES.
   5.       Scope.
            -----

            a. Supply of the Coker Company's requirements for the following types of water for use at the Heavy Oil Processing Facility.

                 a.  Boiler Feedwater

                     "Boiler Feedwater" means a combination of untreated water and condensed steam meeting the specifications therefor set forth in the Turnkey Specifications and under the heading "BFW" on the chart in 4 below.

                 b.  Filtered Water

                     "Filtered Water" means Clarified Water (as defined below) that has been filtered to remove particulate matter and meeting the specifications therefor set forth in the Turnkey Specifications and under the heading "Filtered Water" on the chart in 4 below.

                 c.  Clarified Water

                     "Clarified Water" means untreated water purchased by Clark R&M from the Lower Neches Valley Authority and meeting the specifications therefor set forth in the Turnkey Specifications and under the heading "Clarified Water" on the chart in 4 below.

                 d.  Potable Water

                     "Potable Water" means drinking water purchased by Clark R&M from the City of Port Arthur.

                 e.  Fire Water

                     "Fire Water" means Clarified Water used for fire fighting purposes and purchased by Clark R&M from the City of Port Arthur.

                 f.  Demineralized Water

                     "Demineralized Water" means Clarified Water that has been treated to remove particulate matter and meeting the specifications therefor set forth in the Turnkey Specifications and under the heading "Demineralized Water" on the chart in 4 below.

                                                                  Schedule 5.5.4
                                                   Services and Supply Agreement

                 b. Offtake of all condensed steam ("Condensate") from operation of the Heavy Oil Processing Facility.

 6.  Metering/Measurement Methodology for Services to the Coker Complex
     ------------------------------------------------------------------

     The meters to be installed pursuant to the EPC Contract and described on
     Schedule 5.5(b) shall be used to measure the thousands of gallons ("MGALs") of each type of water that are delivered to the Coker Complex each month and the MGALs of Condensate that are produced by the Coker Company each month (the "Monthly Condensate MGALs"); provided, however, that at any time
                                             --------  -------
     when such meters are not functioning the Monthly Condensate MGALs shall be determined (a) for any month prior to three full calendar months after Final Completion, based on the "typical" or expected usages described in the chart in number 4 below, or (b) for any other month, based on the average Monthly Condensate MGALs for the prior three calendar months.

 7.  Applicable Price.
     ----------------

     a.  Coker Complex

         The Coker Company shall pay Clark R&M for the supply of each type of water described above to the Coker Complex each month according to the following formula:

         Boiler Feedwater Cost + Filtered Water Cost + Clarified Water Cost + Demineralized Water Cost - Condensate Payment.

         Where:

         a.  Boiler Feedwater Cost

             The "Boiler Feedwater Cost" each month shall be determined according to the following formula:

                   Average Monthly Refinery Boiler Feedwater Cost * Monthly Boiler Feedwater MGALs

             Where:

             "Average Monthly Refinery Boiler Feedwater Cost" means, for any month, (a) the actual costs in dollars incurred by Clark R&M for the provision of Boiler Feedwater throughout the Refinery, divided
                                                                        -------
             by (b) the MGALs of Boiler Feedwater distributed in such month
             --
             throughout the Refinery.

                                                                  Schedule 5.5.4
                                                   Services and Supply Agreement

               "Monthly Boiler Feedwater MGALs" means, for any month the total metered MGALs of Boiler Feedwater distributed to the Coker Complex in such month; provided, however, that at any time when
                                      --------  -------
               such meters are not functioning the Monthly Boiler Feedwater MGALs shall be determined (a) for any month prior to three full calendar months after Final Completion, based on the "typical" or expected usages described in the chart in 4 below, or (b) for any other month, based on the average Monthly Boiler Water MGALs for the prior three calendar months.

         b.    Filtered Water Cost

               The "Filtered Water Cost" each month shall be determined according to the following formula:

               Average Monthly Refinery Filtered Water Cost * Monthly Filtered Water MGALs

               Where:

               "Average Monthly Refinery Filter Water Cost" means, for any month, (a) the actual costs in dollars incurred by Clark R&M for the provision of Filtered Water throughout the Refinery, divided
                                                                        -------
               by (b) the total MGALs of Filtered Water distributed in such
               --
               month throughout the Refinery.

               "Monthly Filtered Water MGALs" means, for any month the total metered MGALs of Filtered Water distributed to the Coker Complex in such month; provided, however, that at any time when such
                              --------  -------
               meters are not functioning the Monthly Filtered Water MGALs shall be determined (a) for any month prior to three full calendar months after Final Completion, based on the "typical" or expected usages described in the chart in 4 below, or (b) for any other month, based on the average Monthly Filtered Water MGALs for the prior three calendar months. provided, however, that at any time
                                            --------  -------
               when the applicable meters are not functioning the Monthly Filtered Water MGALs shall be determined based on the "typical" or expected usages described in the chart in 4 below.

         c.    Clarified Water Cost

               The "Clarified Feedwater Cost" each month shall be determined according to the following formula:

               Average Monthly Refinery Clarified Water Cost * Monthly Clarified Water MGALs

               Where:

                                                                  Schedule 5.5.4
                                                   Services and Supply Agreement

               "Average Monthly Refinery Clarified Water Cost" means, for any month, (a) the actual costs in dollars incurred by Clark R&M for the provision of Clarified Water (including Fire Water) throughout the Refinery, divided by (b) the total MGALs of
                                        ----------
               Clarified Water distributed in such month throughout the Refinery.

               "Monthly Clarified Water MGALs" means, for any month the total metered MGALs of Clarified Water distributed to the Coker Complex in such month; provided, however, that at any time when
                                       --------  -------
               such meters are not functioning the Monthly Clarified Water MGALs shall be determined (a) for any month prior to three full calendar months after Final Completion, based on the "typical" or expected usages described in the chart in 4 below, or (b) for any other month, based on the average Monthly Clarified Water MGALs for the prior three calendar months.

         d.    Potable Water Cost

               The cost of Potable Water provided to the Coker Company each month for use in connection with operation of the Coker Complex and the Ancillary Equipment is included in the rent payable under the Coker Complex Ground Lease and the Ancillary Equipment Site Lease, respectively.

         e.    Demineralized Water Cost

               The "Demineralized Feedwater Cost" each month shall be determined according to the following formula:

               Average Monthly Refinery Demineralized Water Cost * Monthly Demineralized Water MGALs

               Where:

               "Average Monthly Refinery Demineralized Water Cost" means, for any month, (a) the actual costs in dollars incurred by Clark R&M for the provision of Demineralized Water throughout the Refinery, divided by (b) the total MGALs of Demineralized Water distributed
               ----------
               in such month throughout the Refinery.

               "Monthly Demineralized Water MGALs" means, for any month the total metered MGALs of Demineralized Water distributed to the Coker Complex in such month; provided, however, that at any time
                                            --------  -------
               when such meters are non functioning the Monthly Demineralized Water MGALs shall be determined (a) for any month prior to three full calendar months after Final Completion,

                                                                  Schedule 5.5.4
                                                   Services and Supply Agreement

                    based on the "typical" or expected usages described in the chart in 4 below, or (b) for any other month, based on the average Monthly Demineralized Water MGALs for the prior three calendar months.

         f.    Condensate Payment

               The "Condensate Payment" each month shall be determined according to the following formula:

                      Average Monthly Refinery Boiler Feedwater Cost * Monthly Condensate MGALs

4.
                                      -5-

                                                                  Schedule 5.5.4
                                                   Services and Supply Agreement


4.   Additional Terms.
     ----------------

Water Produced (Consumed)
---------------------------
COKER COMPLEX UNITS          Clarified   Filtered     Demin       Zeolite        BFW     Condensate      Fire   Potable     Waste
                             Water,      Water,       Water,      Water,                                 Water  Water       Water,
                             Mlbs/Hr     Mlbs/Hr.     Mlbs/Hr     Mlbs/Hr                                                    GPM
----------------------------------------------------------------------------------------------------------------------------------
    SRU 545                                            (193.0)                  (193.0)        43.2                           18.0
----------------------------------------------------------------------------------------------------------------------------------
    DCU 843                      (50.0)                                          (68.0)        63.0                           25.0
----------------------------------------------------------------------------------------------------------------------------------
    HCU 942                                                                     (146.0)       (84.0)                          25.0
----------------------------------------------------------------------------------------------------------------------------------
    ATU 7841                                                                                   63.4                           18.0
----------------------------------------------------------------------------------------------------------------------------------
    SWS 8747                                                                                   53.8                          267.0
----------------------------------------------------------------------------------------------------------------------------------
    C.T. 432                    (492.0)                                                                                       72.0
----------------------------------------------------------------------------------------------------------------------------------
    FLARE 23                                                                     (23.0)       (23.0)
----------------------------------------------------------------------------------------------------------------------------------
    OFFSITES                                                                                                                  10.0
----------------------------------------------------------------------------------------------------------------------------------
       Sub Total                (542.0)       0.0      (193.0)        0.0       (430.0)       116.4                          435.0
----------------------------------------------------------------------------------------------------------------------------------
    Percent Usage Coker Company    6.6%       0.0%      (26.9%)       0.0%        12.6%     (3325.7%)  #DIV/0!  #DIV/0!        7.4%
----------------------------------------------------------------------------------------------------------------------------------
ANCILLARY EQUIPMENT
----------------------------------------------------------------------------------------------------------------------------------
    AVU 146                                                                                   103.7                          420.0
----------------------------------------------------------------------------------------------------------------------------------
    GFU 242                                                                                    33.9                           25.0
----------------------------------------------------------------------------------------------------------------------------------
    GFU 243                                                                                    41.7                            0.0
----------------------------------------------------------------------------------------------------------------------------------
    SGRU 1242                                                                                 142.0                           50.0
----------------------------------------------------------------------------------------------------------------------------------
    Offsites--PH 41                                                                            30.0
----------------------------------------------------------------------------------------------------------------------------------
       Sub Total                   0.0        0.0         0.0         0.0          0.0        351.3                          495.0
----------------------------------------------------------------------------------------------------------------------------------
    Percent Usage Ancillary        0.0%       0.0%        0.0%        0.0%         0.0%    (10037.1%)  #DIV/0!  #DIV/0!        8.5%
----------------------------------------------------------------------------------------------------------------------------------
Clark R&M UNITS
----------------------------------------------------------------------------------------------------------------------------------
    GFU 241                                                                                     9.2                           25.0
----------------------------------------------------------------------------------------------------------------------------------
    GFU 244                                                         (10.0)                     59.4                           25.0
----------------------------------------------------------------------------------------------------------------------------------
    HFAU 443                                                                                  114.1                           62.0
----------------------------------------------------------------------------------------------------------------------------------
    SRU 543/544                                                                 (140.0)       (52.0)                         100.0
----------------------------------------------------------------------------------------------------------------------------------
    FCCU 1241                                                      (228.0)      (228.0)       237.4                           90.0
----------------------------------------------------------------------------------------------------------------------------------
    CRU 1344                                            (58.0)                  (186.0)         0.0                          100.0
----------------------------------------------------------------------------------------------------------------------------------
    SWS 8746                                                                                   52.0                          233.0
----------------------------------------------------------------------------------------------------------------------------------
    Cleaning Slab                                                                                                             27.0
----------------------------------------------------------------------------------------------------------------------------------
    P.S 194                                                                                                                   60.0
----------------------------------------------------------------------------------------------------------------------------------
    Cooling Tower Blowdown                                                                                                   800.0
----------------------------------------------------------------------------------------------------------------------------------
    Offsites-PH 136                                                                            99.4
----------------------------------------------------------------------------------------------------------------------------------
    No. 2 WTP                                                                                                                 20.0
----------------------------------------------------------------------------------------------------------------------------------
    Firewater Make-up           (250.0)                                                                  250.0
----------------------------------------------------------------------------------------------------------------------------------
    Fire Water to Sewer                                                                                                      400.0
     for Cooling
----------------------------------------------------------------------------------------------------------------------------------
    Scaltech                                                                                                                  50.0
----------------------------------------------------------------------------------------------------------------------------------
    Storm Water Tank,                                                                                                      2,500.0
     T-1912
----------------------------------------------------------------------------------------------------------------------------------
    Clark R&M Boilers                                  (171.0)                (1,687.0)    (1,389.0)
----------------------------------------------------------------------------------------------------------------------------------
    Filtered Water to Ref.               (2,001.0)
     Dist.
----------------------------------------------------------------------------------------------------------------------------------
    To Filtered Water         (3,936.0)   3,936.0
----------------------------------------------------------------------------------------------------------------------------------
    To Demin./Zeolite                      (725.0)      422.0       303.0
     System
----------------------------------------------------------------------------------------------------------------------------------
    To SMR                                 (718.0)      718.0
    Reject                      (389.0)     (42.0)
----------------------------------------------------------------------------------------------------------------------------------
       Sub Total              (6,480.0)     450.0       911.0        65.0     (2,241.0)      (869.5)                       4,492.0
----------------------------------------------------------------------------------------------------------------------------------
    Percent Usage Clark R&M       79.3%     100.0%      126.9%      100.0%        65.8%     24842.9%   #DIV/0!  #DIV/0!       76.8%
----------------------------------------------------------------------------------------------------------------------------------
       Clark Subtotal                       450.0       911.0        65.0     (2,241.0)      (518.2)                       4,987.0
----------------------------------------------------------------------------------------------------------------------------------
Coker Company & Clark R&M     (7,022.0)     450.0       718.0        65.0     (2,671.0)      (401.8)                       5,422.0
 Sub
----------------------------------------------------------------------------------------------------------------------------------
CHEVRON CCC/PADC                (900.0)       0.0         0.0       (65.0)         0.0        340.0                          425.0
----------------------------------------------------------------------------------------------------------------------------------
    Percent Usage Chevron         11.0%       0.0%        0.0%     (100.0%)        0.0%     (9714.3%)  #DIV/0!  #DIV/0!        7.3%
----------------------------------------------------------------------------------------------------------------------------------
       Refinery Plus CCC      (7,922.0)     450.0       718.0         0.0     (2,671.0)       (61.8)                       5,847.0
        Sub Total
----------------------------------------------------------------------------------------------------------------------------------
DESTEC                                     (450.0)        0.0         0.0          0.0          0.0                            0.0
----------------------------------------------------------------------------------------------------------------------------------
    Percent Usage Destec           0.0%    (100.0%)       0.0%        0.0%         0.0%         0.0%   #DIV/0!  #DIV/0!        0.0%
----------------------------------------------------------------------------------------------------------------------------------
       Ref. Plus CCC Plus     (7,922.0)     450.0       718.0         0.0     (2,671.0)       (61.8)                       5,847.0
        Destec
----------------------------------------------------------------------------------------------------------------------------------
AIR PRODUCTS                    (245.0)       0.0      (718.0)        0.0       (735.0)        58.3
----------------------------------------------------------------------------------------------------------------------------------
    Percent Usage Air Products     3.0%
----------------------------------------------------------------------------------------------------------------------------------
       Net                    (8,167.0)     450.0       718.0        65.0     (3,406.0)        (3.5)       0.0      0.0    5,847.0
----------------------------------------------------------------------------------------------------------------------------------
    Total Percent Usage          100.0%     100.0%      100.0%      100.0%       100.0%       100.0%   #DIV/0!  #DIV/0!      100.0%

                                                                  Schedule 5.5.5
                                                   Services and Supply Agreement


                            COMPRESSED AIR SERVICES

1.   Scope.
     -----

     a. Supply of the full compressed air requirements of the Coker Company for use at the Coker Complex. Such compressed air shall meet the specifications set forth in the Turnkey Specifications.

     b. Supply of the full compressed air requirements of the Coker Company for use at the Ancillary Equipment.

2.   Metering/Measurement Methodology for Services to the Coker Complex.

     The meters to be installed pursuant to the EPC Contract and described on
     Schedule 5.5(b) shall be used to measure the thousands of standard cubic feet ("MSCF") of compressed air are delivered to the Coker Complex each month (the "Monthly Coker Complex MCSF").

3.   Applicable Price.
     ----------------

     a.   Coker Complex

          The Coker Company shall pay Clark R&M for the actual cost of providing compressed air to the Coker Complex each month based on the following formula:

               Total Average Refinery Compressed Air Cost * Monthly Coker Complex MSCF

           Where:

               "Total Average Refinery Compressed Air Cost" means, for any month
               (a) the actual costs in dollars incurred by Clark R&M for the production and distribution of compressed air at the Refinery in such month, divided by (b) the total amount, expressed in MSCF,
                           ----------
               of compressed air distributed throughout the Refinery in such month.

     b.   Ancillary Equipment

          Consideration for compressed air provided by Clark R&M to the Coker Company for use at the Ancillary Equipment is included in the Ancillary Equipment Operating Fee.

                                                                  Schedule 5.5.5
                                                   Services and Supply Agreement

4.   Required Billing Information.
     ----------------------------

     Clark R&M shall provide the following information as an attachment to its monthly Reconciliation Statements:

     4.1 Total MSCF of compressed air measured through each Coker Complex meter.

     4.2  Calculation of the Total Average Refinery Compressed Air Costs

     4.3 Total amount due from Coker Company for compressed air provided to the Coker Complex

                                                                  Schedule 5.5.6
                                                   Services and Supply Agreement

                               NITROGEN SERVICES

1.   Scope.
     -----

     a. Supply of the full nitrogen requirements of the Coker Company for use at the Coker Complex meeting the following specifications:

               Component                  Specification
               ---------                  --------------

               Nitrogen and inerts        99.999 Mole % minimum
               Oxygen                     10.0 ppm maximum
                                          8.0 ppm minimum
               Moisture (dew point)       - 80[degrees] Fahrenheit or below

     b. Supply of the full nitrogen requirements of the Coker Company for use at the Ancillary Equipment.

2.   Metering/Measurement Methodology for Services to the Coker Complex.

     The meters to be installed pursuant to the EPC Contract and described on
     Schedule 5.5(b) shall be used to measure the volume of nitrogen, expressed in thousands of standard cubic feet ("MSCF"), that are delivered to the Coker Complex each month (the "Monthly Coker Complex MCSF").

3.   Applicable Price.
     ----------------

     a.   Coker Complex

          The Coker Company shall pay Clark R&M for the actual cost of providing nitrogen to the Coker Complex each month based on the following formula:

               (Total Average Refinery Nitrogen Cost * Monthly Coker Complex
               MSCF) + Coker Complex Nitrogen Distribution Allocation

          Where:

               "Total Average Refinery Nitrogen Cost" means, for any month, (a) the total dollar charges in such month to Clark R&M for nitrogen supplied to the Refinery by third party suppliers, divided by (b)
                                                                  ----------
               the Monthly Refinery MSCF.

               "Monthly Refinery MSCF" means, for any month, the total volume of nitrogen, expressed in MSCF, purchased by Clark R&M from third party suppliers and distributed through the Nitrogen Distribution System (as defined in 5 below) in such month.

                                                                  Schedule 5.5.5
                                                   Services and Supply Agreement

               "Coker Company Nitrogen Distribution Allocation" means, for any month (a) the total costs in dollars incurred by Clark R&M in such month to maintain the Nitrogen Distribution System (as defined below), multiplied by (b) the ratio of (i) Monthly Coker
                               -------------
               Complex MSCF to (ii) Monthly Refinery MSCF.

     b.   Ancillary Equipment

          Consideration for nitrogen provided by Clark R&M to the Coker Company for use at the Ancillary Equipment is included in the Ancillary Equipment Operating Fee.

4.   Required Billing Information.
     ----------------------------

     Clark R&M shall provide the following information as an attachment to its monthly Reconciliation Statements:

     4.1  Total MSCF of nitrogen measured through each Coker Complex meter.

     4.2 Calculation of Total Average Refinery Nitrogen Cost and Coker Complex Nitrogen Distribution Allocation.

     4.3 Total amount due from Coker Company for nitrogen provided to the Coker Complex

5.   Additional Terms.
     ----------------

     As used herein "Nitrogen Distribution System" means the interconnective piping system owned by Clark R&M and used to distribute nitrogen to Clark R&M and its affiliates (including the Coker Company).

                                                                 Schedule 5.5(b)
                                                   Services and Supply Agreement

                                 UTILITY METERS

     The Coker Company and Clark R&M agree to promptly complete the following tables upon completion of design engineering by the Contractor related to the applicable meters.


ATU-7841

----------------------------------------------------------------------------------------------------------
 Schedule                 Utility Description               Movement            Flow Meter      Drawing
----------------------------------------------------------------------------------------------------------

              Diagram #         STREAM                  Source/Destination       number         Number
              ---------         ------                  ------------------       -----          ------
                                                                                              7841/4623/
----------------------------------------------------------------------------------------------------------
5.5.5         AIR
----------------------------------------------------------------------------------------------------------
                    6           Plant Air                   frm Offsites                         A401
            ----------------------------------------------------------------------------------------------
                    6         Instrument Air                frm Offisites                        A401
            ----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
5.5.6         NITROGEN
----------------------------------------------------------------------------------------------------------
                    1           Nitrogen                    frm Offsites                         A401
            ----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
5.5.2         STEAM
----------------------------------------------------------------------------------------------------------
                    2         MP (125 psig) Steam           frm SWS-8747                         A400
            ----------------------------------------------------------------------------------------------
                    2            50 psig Steam              frm SWS-8747                         A400
            ----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
5.5.4         WATER
----------------------------------------------------------------------------------------------------------
                    3         50 psig Condensate             to SWS-8747                         A400
            ----------------------------------------------------------------------------------------------
                    3          Pumped Condensate             frm SWS-8747                        A400
            ----------------------------------------------------------------------------------------------
                    7           Filtered Water               frm Offisites                       A401
            ----------------------------------------------------------------------------------------------
                    7          Clarified Water               frm Offisites                       A401
            ----------------------------------------------------------------------------------------------
                    5         Cooling Water Supply           frm Offsites                        A401
            ----------------------------------------------------------------------------------------------
                    5         Cooling Water Return            to Offsites                        A401
            ----------------------------------------------------------------------------------------------
                    7            Potable Water               frm Offisites                       A401
----------------------------------------------------------------------------------------------------------
5.5.1         ELECTRIC
----------------------------------------------------------------------------------------------------------
                  N/A         Electric from Clark          from PP6 to ATU-7841    3             N/A
            ----------------------------------------------------------------------------------------------

            ----------------------------------------------------------------------------------------------

             Note 1: Cooling Tower services all Coker Complex

             Note 2: Natural Gas and Fuel Gas Meter are Reference in the Product Purchase Agreements for Coker Complex

                                                                 Schedule 5.5(b)
                                                   Services and Supply Agreement

SRU-545

--------------------------------------------------------------------------------------------------------------------------------
Schedule            Utility Description                                 Movement            Flow Meter             Drawing
--------------------------------------------------------------------------------------------------------------------------------
               Diagram #            STREAM                           Source/Destination      number                Number
               ---------            ------                           ------------------      ------                ------
--------------------------
5.5.5          AIR
--------------------------------------------------------------------------------------------------------------------------------
                   6                  Plant Air
               -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
5.5.6          NITROGEN
--------------------------------------------------------------------------------------------------------------------------------
                   1                  Nitrogen
               -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
5.5.2          STEAM
--------------------------------------------------------------------------------------------------------------------------------
                   2                650 psig Superheated Steam                               FI-1846                 0041
               -----------------------------------------------------------------------------------------------------------------
                   2                 50 psig steam from SCOT WHB                             FI-1681                 0034
               -----------------------------------------------------------------------------------------------------------------
                   2                 50 psig Steam from Cond - Tr1                           FI-1161                 0021
               -----------------------------------------------------------------------------------------------------------------
                   2                 50 psig Steam from Cond - Tr2
               -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
5.5.4          WATER
--------------------------------------------------------------------------------------------------------------------------------
                   3                  LP BFW to Condenser - Tr1                              FI-1160                 0021
               -----------------------------------------------------------------------------------------------------------------
                   3                  LP BFW to Condenser - Tr2
               -----------------------------------------------------------------------------------------------------------------
                   3                     LP BFW to SCOT WFB                                  FI-1680                 0034
               -----------------------------------------------------------------------------------------------------------------
                   3                  HP BFW to 650# WHB - Tr1                               FI-1090                 0018
               -----------------------------------------------------------------------------------------------------------------
                   3                  HP BFW to 650# WHB - Tr2
               -----------------------------------------------------------------------------------------------------------------
                   3                  HP BFW to Incinerator Boiler                           FI-1840                 0042
               -----------------------------------------------------------------------------------------------------------------
                   3                   HP BFW to Desuperheater                               FI-1845                 0041
               -----------------------------------------------------------------------------------------------------------------
                                         Quench Water Makeup                                                         0036
               -----------------------------------------------------------------------------------------------------------------
                                          Amine Makep Water                                                          0032
               -----------------------------------------------------------------------------------------------------------------
                                        SCOT ATU SOUR Water                                  FI-1771                 0039
               -----------------------------------------------------------------------------------------------------------------
                   7                       Clarified Water
               -----------------------------------------------------------------------------------------------------------------
                   7                       Filtered Water
               -----------------------------------------------------------------------------------------------------------------
                   5                   Cooling Water Supply
               -----------------------------------------------------------------------------------------------------------------
                   5                   Cooling Water Return
               -----------------------------------------------------------------------------------------------------------------
                   7                       Potable Water
--------------------------------------------------------------------------------------------------------------------------------
5.5.1          ELECTRIC
--------------------------------------------------------------------------------------------------------------------------------
                 N/A                     Electric from Clark          from PP6 to SRU-545        3                    N/A
                                                                                                                  --------------


                 Note 1: Cooling Tower services all Coker Complex

                 Note 2: Natural Gas and Fuel Gas Meter are Reference in the
                         Product Purchase Agreements for Coker Complex

                                                                 Schedule 5.5(b)
                                                   Services and Supply Agreement

HCU-942

---------------------------------------------------------------------------------------------------------------------------------
Schedule                   Utility Description                           Movement           Flow Meter            Drawing
---------------------------------------------------------------------------------------------------------------------------------

                    Diagram #                STREAM                 Source/Destination        number              Number
                    ---------                -------                ------------------        ------              ------
                                                                                                                  4612-2--50-
-----------------------------
5.5.5               AIR
---------------------------------------------------------------------------------------------------------------------------------
                        6                       Plant Air              frm Offsites                                  062
                    -------------------------------------------------------------------------------------------------------------
                        6                      Instrument Air          frm DCU-843                                   063
                    -------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
5.5.6               NITROGEN
---------------------------------------------------------------------------------------------------------------------------------
                        1                        Nitrogen              frm DCU-843              FI-3026              063
---------------------------------------------------------------------------------------------------------------------------------
5.5.2               STEAM
---------------------------------------------------------------------------------------------------------------------------------
                        2                      HP (650 psig) Steam     frm Offsites             FI-3300              074
                    -------------------------------------------------------------------------------------------------------------
                        2                      MP (125 psig) Steam     frm Offsites             FI-3325              075
                    -------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
5.5.4               WATER
---------------------------------------------------------------------------------------------------------------------------------
                        3                         Condensate            to Offsites                                  076
                    -------------------------------------------------------------------------------------------------------------
                        3                  Surf. Cond. Condensate       to Offsites             FI-3670              088
                    -------------------------------------------------------------------------------------------------------------
                        5                  Cooling Water Sup/Ret        frm Offsites                                 065
                    -------------------------------------------------------------------------------------------------------------
                        7                      Clarified Water          frm DCU-843                                  067
                    -------------------------------------------------------------------------------------------------------------
                        7                        Filter Water           frm DCU-843                                  067
                    -------------------------------------------------------------------------------------------------------------
                        3                   HP Boiler Feed Water        frm Offsites            FI-3276              073
                    -------------------------------------------------------------------------------------------------------------
                        7                       Potable Water           frm Offsites                                 067
                    -------------------------------------------------------------------------------------------------------------
                                                  Sour Water            frm DCU-843                                  054
                    -------------------------------------------------------------------------------------------------------------
                                                  Sour Water            frm SRU-545                                  054
                    -------------------------------------------------------------------------------------------------------------
                                                  Sour Water             to Tank 78             FC-2801              054
---------------------------------------------------------------------------------------------------------------------------------
5.5.1               ELECTRIC
---------------------------------------------------------------------------------------------------------------------------------
                                N/A          Electric from Clark       from PP6 to HCU-942          3                N/A
                    -------------------------------------------------------------------------------------------------------------
                                N/A          Electric from Clark      from PP6 to Cooling Twr       4                N/A
                    -------------------------------------------------------------------------------------------------------------

                    --------------------------------------------                                ---------------------------------

                    Note 1: Cooling Tower services all Coker Complex

                    Note 2: Natural Gas and Fuel Gas Meter are Reference in the
                            Product Purchase Agreements for Coker Complex

                                                                 Schedule 5.5(b)
                                                   Services and Supply Agreement



DCU-843

-----------------------------------------------------------------------------------------------------------------------------------
     Schedule                Utility Description                 Movement                        Flow Meter              Drawing
-----------------------------------------------------------------------------------------------------------------------------------

                    Diagram #               STREAM           Source/Destination                    number                Number
                    ---------               ------           ------------------                    ------                ------
                                                                                                                       4611-2-50-
-------------------------------
      5.5.5        AIR
-----------------------------------------------------------------------------------------------------------------------------------
                       6                  Plant Air                 to DCU-843                   FE-3615                  171
                 ------------------------------------------------------------------------------------------------------------------
                       6               Instrument Air               to DCU-843                                            171
                 ------------------------------------------------------------------------------------------------------------------
                       6                  Plant Air                 to HCU-942                                            172
                 ------------------------------------------------------------------------------------------------------------------
                       6               Instrument Air               to HCU-942                                            172
                 ------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      5.5.6        NITROGEN
-----------------------------------------------------------------------------------------------------------------------------------
                       1                  Nitrogen                  to DCU-843                   FE-3616                  171
                 ------------------------------------------------------------------------------------------------------------------
                       1                  Nitrogen                  to HCU-942                                            172
                 ------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      5.5.2        STEAM
-----------------------------------------------------------------------------------------------------------------------------------
                       2            MP (125 psig) Steam           to/from DCU-843                FE-3623                  171
                 ------------------------------------------------------------------------------------------------------------------
                       2            HP (650 psig) Steam             to DCU-843                   FE-3624                  171
                 ------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      5.5.4        WATER
-----------------------------------------------------------------------------------------------------------------------------------
                       5            Cooling Water Supply            to DCU-843                   FE-3621                  171
                 ------------------------------------------------------------------------------------------------------------------
                       5            Cooling Water Return           frm DCU-843                                            171
                 ------------------------------------------------------------------------------------------------------------------
                       3             High Pressure BFW              to DCU-843                   FE-3637                  172
                 ------------------------------------------------------------------------------------------------------------------
                       3            Medium Pressure BFW             to DCU-843                   FE-3638                  172
                 ------------------------------------------------------------------------------------------------------------------
                       3          High Pressure Condensate          to Deaerator                 FE-3639                  172
                 ------------------------------------------------------------------------------------------------------------------
                       3          Low Pressure Condensate           to Deaerator                 FE-3640                  172
                 ------------------------------------------------------------------------------------------------------------------
                       7                 Oily Water                 to WWTU                        F?                     171
                 ------------------------------------------------------------------------------------------------------------------
                       9             Phenolic Sour Water            to HCU-942                 FE1853,1992                172
                 ------------------------------------------------------------------------------------------------------------------
                       7                Potable Water               to DCU-843                                            171
                 ------------------------------------------------------------------------------------------------------------------
                       7               Clarified Water              to DCU-843                   FE-3620                  171
                 ------------------------------------------------------------------------------------------------------------------
                       7                Filtered Water              to DCU-843                   FE-3620                  171
                 ------------------------------------------------------------------------------------------------------------------
                       7                Clarified Water             to HCU-942                                            172
                 ------------------------------------------------------------------------------------------------------------------
                       7                Filtred Water               to HCU-942                                            172
-----------------------------------------------------------------------------------------------------------------------------------
      5.5.1        ELECTRIC
-----------------------------------------------------------------------------------------------------------------------------------
                       N/A              Electric from Clark       from PP6 to DCU-843               2                     N/A
                 ------------------------------------------------------------------------------------------------------------------
                       N/A              Electric from Clark     from PP6 to Feed Tanks              4                     N/A
                 ------------------------------------------------------------------------------------------------------------------

                 ------------------------------------------------------------------------------------------------------------------

                 Note 1: Cooling Tower services all Coker Complex

                 Note 2: Natural Gas and Fuel Gas Meter are Reference in the
                         Product Pruchase Agreements for Coker Complex
                         SWS-8747

                                                                 Schedule 5.5(b)
                                                   Services and Supply Agreement

-----------------------------------------------------------------------------------------------------------------------------------
     Schedule                Utility Description                 Movement                        Flow Meter              Drawing
-----------------------------------------------------------------------------------------------------------------------------------

                     Diagram #               STREAM           Source/Destination                    number              Number
                     ---------               ------           ------------------                    ------              ------
                                                                                                                        8747/4622/

-----------------------------------------------------------------------------------------------------------------------------------
      5.5.5        AIR
-----------------------------------------------------------------------------------------------------------------------------------
                       6                  Plant Air               frm Offsites                                             A401
                 ------------------------------------------------------------------------------------------------------------------
                       6                Instrument Air            frm Offisites                                            A401
-----------------------------------------------------------------------------------------------------------------------------------
      5.5.6        NITROGEN
-----------------------------------------------------------------------------------------------------------------------------------
                       1                  Nitrogen                frm Offsites                                             A401
-----------------------------------------------------------------------------------------------------------------------------------
      5.5.2        STEAM
-----------------------------------------------------------------------------------------------------------------------------------
                       2              MP (125 psig) Steam        to SWS 8747                     FI-1033                   A400
                 ------------------------------------------------------------------------------------------------------------------
                       2                50 psig Steam            to SWS 8747                     FI-1032                   A400
-----------------------------------------------------------------------------------------------------------------------------------
      5.5.4        WATER
-----------------------------------------------------------------------------------------------------------------------------------
                       3             50 psig Condensate          frm SWS 8747                                              A400
                 ------------------------------------------------------------------------------------------------------------------
                       3            Pumped Condensate             to SWS 8747                                              A400
                 ------------------------------------------------------------------------------------------------------------------
                       7                Clarified Water           frm Offisites                                            A401
                 ------------------------------------------------------------------------------------------------------------------
                       5            Cooling Water Supply          frm Offsites                                             A401
                 ------------------------------------------------------------------------------------------------------------------
                       5            Cooling Water Return          to Offsites                                              A401
                 ------------------------------------------------------------------------------------------------------------------
                       7                Potable Water             frm Offisites                                            A401
-----------------------------------------------------------------------------------------------------------------------------------
      5.5.1        ELECTRIC
-----------------------------------------------------------------------------------------------------------------------------------
                       N/A            Electric from Clark     from PP6 to SWS-8747                  3                       N/A
                 ------------------------------------------------------------------------------------------------------------------

                 ------------------------------------------------------------------------------------------------------------------

                 Note 1: Cooling Tower services all Coker Complex
                 Note 2: Natural Gas and Fuel Gas Meter are Reference in the
                         Product Pruchase Agreements for Coker Complex

                                                                    Schedule 5.6
                                                   Services and Supply Agreement

     WASTE MANAGEMENT AND WASTEWATER TREATMENT SERVICES

5.   1.  Scope.
         -----

     Collection, processing, treatment, transportation, storage, disposal and recycling of all waste generated by the Heavy Oil Processing Facility and all rain water runoff, cooling tower blow down, sanitary sewage (but the cost of sanitary sewage service is included in the rent payable under the Coker Complex Ground Lease and the Ancillary Equipment Site Lease, respectively), recovered oil, recovered residuals and all other hazardous and solid waste originating at the Heavy Oil Processing Facility ("Waste Management and Wastewater Treatment Services").

     1.1  Wastewater Treatment Services

          Clark R&M shall provide wastewater treatment services to the Coker Company through operation of the following four systems of Clark R&M's waste water treatment facility at the Refinery (the "WWTF").

          f.   Waste Treatment System ("WTS")

               A contaminant based unit that is the main treatment facility at the Refinery. It handles treatment of all flow from the Dirty Water Collection System (defined below) and the dry weather Surface Drainage System (defined below) and all cooling tower blowdown at the Refinery.

          g.   Dirty Water Collection System ("DWCS")

               All equipment at the Refinery used for collection and convergence of dirty water to the WTS, including all pumping, tanks, piping, and reservoirs.

          h.   Surface Drainage System ("SDS")

               This system handles all surface drainage at the Refinery and currently consist of Clark R&M's pump house no. 15 and tanks nos. 1912 and 1913.

          d.   Oil Recovery Unit ("ORU")

               This system handles recovered oil, recovered residuals and hazardous and solid wastes (including, without limitation, slop oil emulsions) from the WTS and vacuum trucks.

     1.2. Waste Management System ("WMS")

          Clark R&M shall utilize its WMS to provide waste management services for the Heavy Oil Processing Facility including, without limitation, all labor, equipment, vehicles, administration, contract manpower and other resources necessary for

                                                                    Schedule 5.6
                                                   Services and Supply Agreement

          spill response, spill site remediation and the collection, storage, treatment, transportation and disposal of non-hazardous and hazardous waste.

6.   Metering/Measurement Methodology for Services to the Coker Complex.
     ------------------------------------------------------------------

     2.1  WTS

          a. The monthly usage of the WTS by the Coker Complex ("Monthly WTS Allocation") shall be deemed to equal sixteen percent (16%) of the total monthly usage of the WTS.

          b. Pursuant to Section 7.4(b) of this Services and Supply Agreement, from time to time, the parties may modify the Monthly WTS Allocation based on their best efforts to determine the actual dirty water volume attributable to the Coker Complex.

     2.2  DWCS

          The monthly usage of the DWCS by the Coker Complex (the "Monthly DWCS Allocation") shall be deemed to equal twenty five percent (25%) of the total monthly usage of the DWCS.

     2.3  SDS

          The monthly usage of the SDS by the Coker Complex (the "Monthly SDS Allocation") shall equal (i) 47.7 (which is the total number of acres occupied by the Coker Complex), divided by (ii) 2300 (which is the
                                          ----------
          total number of acres drained by Clark R&M's pump house no. 15 located at the Refinery).

     2.4  ORU

          a. The monthly usage of the ORU by the Coker Complex (the "Monthly ORU Allocation") shall be deemed to equal twenty five percent (25%) of the total monthly usage of the ORU.

          b. Pursuant to Section 7.4(b) of this Services and Supply Agreement, from time to time, the parties shall use their best efforts to modify the Monthly ORU Allocation based on the actual volume of slop oil emulsions, solids, recovered oil, recovered residuals, vacuum truck deliveries and other wastes handled by the ORU and attributable to the Coker Complex.

     2.5  Waste Management System

          a. The monthly usage of the WMS by the Coker Complex (the "Monthly WMS Allocation") shall be deemed to equal 15% of the total usage of the WMS.

                                                                    Schedule 5.6
                                                   Services and Supply Agreement

          b. Pursuant to Section 7.4(b) of this Services and Supply Agreement, from time to time, the parties may modify the Monthly WMS Allocation based on their best efforts to determine actual waste volume attributable to the Coker Complex.

3.   Applicable Price.
     ----------------

     3.1  Coker Complex

          c.   WTS

               The Coker Company shall pay Clark R&M for providing Waste Management and Wastewater Treatment Services at the WTS each month according to the following formula:

                    Total WTS Cost * Monthly WTS Allocation

               Where:

                    "Total WTS Cost" means, for any month, the sum of (i) all
               Permitted Reimbursable Expenses incurred by Clark R&M in operating its waste water treatment unit designated WWTU 8743 at the Refinery and (ii) without duplication, all Permitted Reimbursable Expenses incurred by Clark R&M associated with the treatment of dirty water at the Refinery and the processing of oil, recovered oil, recovered residuals, emulsions, oily solids and oily sludge generated at the WTS.


          d.   DWCS

               The Coker Company shall pay Clark R&M for providing Waste Management and Wastewater Treatment Services at the DWCS each month according to the following formula:

                    Total DWCS Cost * Monthly DWCS Allocation

               Where:

                    "Total DWCS Cost" means, for any month, all Permitted Reimbursable Expenses incurred by Clark R&M in operating the DWCS.

          e.   SDS

               The Coker Company shall pay Clark R&M for providing Waste Management and Wastewater Treatment Services at the SDS each month according to the following formula:

                                                                    Schedule 5.6
                                                   Services and Supply Agreement

                    Total SDS Cost * Monthly SDS Allocation

               Where:

                    "Total SDS Cost" means, for any month, the Permitted Reimbursable Expenses incurred by Clark R&M in operating the SDS.

          f.   ORU

               The Coker Company shall pay Clark R&M for providing Waste Management and Wastewater Treatment Services at the ORU each month according to the following formula:

                    Total ORU Cost * Monthly ORU Allocation

          Where:

                    "Total ORU Cost" means, for any month, the Permitted Reimbursable Expenses incurred by Clark R&M in operating the ORU.

          WMS

               The Coker Company shall pay Clark R&M for providing Waste Management and Waste Water Treatment Services described above under 1.2 each month according to the following formula:

                    Total WMS Cost * Monthly WMS Allocation

               Where:

                    "Total WMS Cost" means, for any month, the Permitted Reimbursable Expenses incurred by Clark R&M in operating its WMS.

     3.2  Ancillary Equipment

          Consideration for Waste Management and Wastewater Services provided by Clark R&M to the Coker Company for use at the Ancillary Equipment is included in the Ancillary Equipment Operating Fee.

7.

                                                                  Schedule 5.7.1
                                                   Services and Supply Agreement

                       SULFUR AND COKE TRANSPORT SERVICES

1.   Scope.
     -----

     1.1       Truck Weighing

               Clark R&M shall maintain and operate truck scales at the Refinery for the purposes of weighing sulfur trucks on behalf of the Coker Company.

     1.2       Rail Services

               Clark R&M shall provide all railroad services necessary to transport petroleum coke and sulfur from the Heavy Oil Processing Facility, including, without limitation, (i) receiving inbound railcars from serving railroad carriers, sorting and weighing such cars and delivering them to the Coker Complex or Ancillary Equipment, as the case may be; (ii) receiving outbound rail cars from the Coker Complex and the Ancillary Equipment, sorting and weighing such cars and delivering them to serving railroad carriers; and (iii) providing switching to facilitate loading, unloading and maintenance activities for such railcars.

     1.3       Coker Handling

               Clark R&M shall provide all coke handling services necessary to transport petroleum coke to the delivery point for such Product under the Product Purchase Agreement.

2.   Applicable Price.
     ----------------

     The cost to Clark R&M of providing sulfur and coke transport Services to the Coker Company is reflected in the purchase price of such Products under the Product Purchase Agreement.

                                                                 Schedule 5.7.2
                                                   Services and Supply Agreement

                   BROAD BAND AND NETWORK COMPUTING SERVICES


1.   Scope.
     -----

     1.1 Clark R&M shall install all necessary coaxial cable connections and television sets for Coker Company control rooms in order to connect the Coker Company and its employees to the broad band closed circuit televisions network at the Refinery which provides video information throughout the Refinery, including, without limitation, a bulletin board system, doppler radar, safety information and information on operations meetings.

     1.2 Clark R&M shall provide network computing services to the Coker Company, including without limitation:

               a. Installation of cable connections and desktop computers with appropriate office software at the Coker Company's business office and control room locations

               b. Connection to Clark R&M's local area network, wide area network, intranet, internet, e-mail system and the Refinery information system.

     1.3 Clark R&M shall provide routine hardware repairs, system problem isolation and resolution, help desk service, network administration and management, computer backup services and testing for the Coker Company's broad band and computer network connections and all equipment, hardware and software related thereto.

2.   Applicable Price.
     ----------------

     2.1. The Coker Company shall reimburse Clark R&M for Permitted Reimbursable Expenses in connection with equipment procurement and installation of
          (a) the broad band cable connections for the Coker Company and (b) desktop computer(s) and software and installation of the cable connection(s) for the Coker Company.

     2.2 The Coker Company shall pay Clark R&M the following fee each month for all services provided by Clark R&M pursuant to 1.3 above: (a) for any month after the equipment described in 1.1 and
               1.2 above is installed and connected and prior to and including December 2000, $2100.00 and (b) for any month thereafter, $2100.00, multiplied by the Inflation Factor.
                         -------------

                                                                  Schedule 5.7.3
                                                   Services and Supply Agreement

                           RADIO AND PHONE SERVICES

1.   Scope.
     -----

     1.1       Trunked Radio Services

               a. Clark R&M shall maintain (through a third party service provider) and operate the radio antenna, computers, repeater stations, mobile units and base stations used in connection with the Refinery's 800 megaherz Federal Communications Commission license (collectively, the "Trunked Radio System").

               b. Clark R&M shall provide the Coker Company with access to the Trunked Radio System. Such access shall be limited to the business purposes of the Coker Company and its affiliates.

               c. Clark R&M shall procure all necessary portable 800 megahertz radios on behalf of the Coker Company and provide on-going repair and maintenance (through a third party service provider) for such radios.

               d. Trunked Radio Services and related portable radio services are currently provided under Clark R&M's service contract with Motorola Communications, Inc. All radios used by the Coker Company shall be added to the inventory covered by this service agreement.

     1.2       Telephone Services

               Clark R&M shall provide all labor for routine hardware and software repairs, system problem isolation and resolution, cable installation, telephone installation, PBX administration and management, backup services, help desk services and testing for the telephone environment at the Coker Complex and the business offices of the Coker Company.

2.   Applicable Price.
     ----------------

     2.1       Trunked Radio Services

               a. The Coker Company shall reimburse Clark R&M for the purchase price of each radio procured on behalf of the Coker Company.

               b. The Coker Company shall pay Clark R&M the following fee for all other Services described in 1.1 above each month: (a) for any month after the Start-up Date and prior to and including

                                                                  Schedule 5.7.3
                                                   Services and Supply Agreement

                    December 2000, $670.00 and (b) for any month thereafter, $670.00, multiplied by the Inflation Factor.
                             -------------

               c. Upgrades to the Trunked Radio System agreed upon mutually by Clark R&M and Coker Company to increase the reliability of the system, the Coker Company will be responsible for a percentage of the cost of any upgrade performed to increase the reliability of the Trunked Radio System, provided that,
                                                                 --------
                    prior to initiating such upgrade Clark R&M and the Coker Company have agreed to (i) the undertaking of such upgrade,
                    (ii) the estimated cost of such upgrade and (iii) a percentage sharing of such cost based on the number of radios used by each party at such time.

     2.2       Telephone Services

               a. The Coker Company shall reimburse Clark R&M for all Permitted Reimbursable Expenses incurred by Clark R&M in connection with installation of phone lines at the Coker Complex and the procurement of telephones and other equipment in connection therewith on behalf of the Coker Company.

               b. The Coker Company shall pay Clark R&M the following fee for all other Services described in 1.2 above each month: (a) for any month after the Coker Company telephone environment described in 1.2 above is installed and prior to and including December 2000, $500.00 and (b) for any month thereafter, $500.00, multiplied by the Inflation Factor.
                                         -------------

                                                                  Schedule 5.7.4
                                                   Services and Supply Agreement

              ANALYTICAL LABORATORY AND CUSTODY TRANSFER SERVICES

1.   Scope.
     -----

     1.1       Analytical Laboratory Services

               a. Clark R&M shall provide analytical laboratory services to the Coker Company in a manner substantially similar to the manner that such services have been provided at the Refinery in the past.

               b. Clark R&M shall provide (i) the analytical tests identified in the Schedules to the Product Purchase Agreement under the heading "Test Method" and (ii) such other tests that are necessary to determine the quantity and quality of Products produced by the Heavy Oil Processing Facility or to which the parties otherwise mutually agree (collectively, "Coker Company Lab Tests").

               c. Clark R&M shall furnish the Coker Company with the results obtained from all Coker Company Lab Tests within the same time frame as results from similar tests have historically been provided, typically 4 to 8 hours for routine tests and typically 60 minutes for rush tests. The Coker Company (or a party acting on behalf of the Coker Company) shall have the right to audit the procedures used to perform each Coker Company Lab Tests and to recommend changes thereto and to the number and types of tests performed.

     1.2       Custody Transfer Services

               Clark R&M shall provide all other services related to quantification of hydrocarbon receipts or deliveries, coordination of third party inspections and maintain appropriate procedures for Clark R&M and Coker Company employees to follow to ensure accurate Product measurement.

2.   Applicable Price.
     ----------------

     2.1       Coker Complex

               a. The Coker Company shall pay Clark R&M the following fee analytical lab services provided under 1.1 above for the Coker Complex: (a) for any month after the Start-up Date and prior to and including December 2000, $35,000 and (ii) for any month thereafter, $35,000, multiplied by the Inflation
                                                   -------------
                    Factor.
               b. The Coker Company shall also reimburse Clark R&M for a proportional share of the costs of any laboratory equipment purchased for performing Coker Complex testing.

               c. The Coker Company shall pay Clark R&M the following fee for providing custody transfer services described under 1.2 above related to the Coker Complex: (a) for any month after the Start-up Date and prior to and including December 2000, $11,700 and (ii) for any month thereafter, $11,700, multiplied by the Inflation Factor.
                    -------------

     2.2  Ancillary Equipment

          Consideration for analytical lab provided by Clark R&M to the Coker Company related to the Ancillary Equipment and the Ancillary Equipment Site is provided for in the Ancillary Equipment Operating Fee.

                                                                  Schedule 5.7.5
                                                   Services and Supply Agreement

                               SECURITY SERVICES

1.   Scope.
     -----

     1.1. Clark R&M security personnel will monitor entrance and access to the Refinery to ensure the safety and security of all Coker Company and Clark R&M employees.

     1.2 Clark R&M security personnel will also ensure compliance with Foreign Trade Zone regulations.

2.   Applicable Price.
     ----------------

     The Coker Company shall pay Clark R&M the following fee for security services provided each month: (a) for any month prior to and including December 2000, $25,000 and (b) for any month thereafter, $25,000, multiplied by the Inflation Factor.
     -------------

                                                                  Schedule 5.7.6
                                                   Services and Supply Agreement


                            OTHER SUPPORT SERVICES

1.   Scope.
     -----

     1.1          Procurement and Contract Services

                  Clark R&M shall manage the day to day procurement of equipment, materials, supplies and services provided to the Coker Company by Clark R&M and use commercially reasonable efforts to ensure that related procurement charges are separately allocated to each unit comprising the Heavy Oil Processing Facility and identifiable from any other charges to Clark R&M.

     1.2          Open Stores

                  Clark R&M shall coordinate and maintain open stores for standard materials or equipment needed for operation of the Heavy Oil Processing Facility (other than Coker Company Spare Parts) either to be made readily available at Clark R&M's on-site Refinery warehouse or at a reasonably accessible vendor site.

     1.3          General Supplies

                  Clark R&M shall maintain adequate supplies for the day to day operation of the Heavy Oil Processing Facility including, without limitation, janitorial supplies, lubricants, office and copier supplies, toiletries, and specialty detergents

     1.4          Warehousing

                  Clark R&M shall maintain segregated storage facilities for Coker Company Spare Parts as required by Section 5.9(a) of the Services and Supply Agreement. These warehousing facilities shall be on either Refinery property or off-site warehousing facilities depending on specialty storage requirements per the equipment manufacturer specifications.

2.   Applicable Price.
     ----------------

     The Coker Company shall pay Clark R&M the following fee for providing the Services described in this Schedule: (a) for any month prior to and including December 2000, $24,000 and (b) for any month thereafter, $24,000, multiplied by the Inflation Factor.
     -------------

                                                                  Schedule 5.8.1
                                                   Services and Supply Agreement

                              OPERATIONS SERVICES

1.   Scope.
     -----

     1.1          Operations Oversight

                  A Clark R&M operations manager shall be responsible for the safe, environmentally sound, and profitable operation of the Heavy Oil Processing Facility. Such individual (or individuals) shall be responsible for (i) monitoring key operational and organizational variables to assure that adequate procedures, processes, and personnel are in place to accomplish and set operational goals for the Heavy Oil Processing Facility, (ii) asset management, including monitoring and assuring the assets under his/her control are operated and maintained in good working order in regards to Prudent Industry Practices, (iii) optimization, including working with other Refinery groups to assure units are optimized to achieve the greatest return on investment and
                  (iv) personnel, including managing personnel associated with the Coker Company in regards to performance and staffing.

     1.2.         Shift Supervision

                  a. A Clark R&M shift supervisor shall have primary responsibility for the following related to the Heavy Oil Processing Facility: (i) shift process coordination,
                       (ii) operation and maintenance, (iii) unit coordination of products and feedstocks and (iv) initial response for incidents. Such position shall be staffed continuously, during off-hours and weekends.

                  b. Three Clark R&M process operating supervisors shall supervise all unit operators at the Heavy Oil Processing Facility to accomplish unit and Refinery objectives.
                       Such individuals shall assure that each unit is operated in a safe, environmentally sound, and efficient manner and shall monitor day to day operations, coordinate with planning and scheduling groups, set maintenance priorities, and manage unit operating personnel.

     1.3          Feed and Product Scheduling

                  A Clark R&M feed and product scheduler shall have primary responsibility for product inventory logistics that are required to manage feedstocks, intermediates and finished products for the Heavy Oil Processing Facility. Such individual (or individuals) shall (a) monitor and /track feed and product inventories, (b) schedule feed and product movements based on input from the Clark R&M's planning and economics group, and (c) serve as the primary contact with product sales personnel in order to monitor current market statistics.

2.   Applicable Price.
     ----------------

     2.1          Coker Complex

                                                                  Schedule 5.8.1
                                                   Services and Supply Agreement


                  a. The Coker Company shall pay Clark R&M the following fee for providing the Services described in 1.1 above related to the Coker Complex: (a) for any month after the Start-up Date and to and including December 2000, $11,700 and (b) for any month thereafter, $11,700, multiplied by the
                      Inflation Factor .                 -------------

                  b. The Coker Company shall pay Clark R&M the following fee for providing the Services described in 1.1 above related to the Coker Complex: (a) for any month after the Start-up Date and prior to and including December 2000, $22,500 and
                      (b) for any month thereafter, $22,500, multiplied by
                                                             -------------
                      the Inflation Factor.


                  c. The Coker Company shall pay Clark R&M the following fee for providing the Services described in 1.1 above related to the Coker Complex: (a) for any month after the Start-up Date and prior to and including December 2000, $4,200 and (b) for any month thereafter, $4,200, multiplied by
                                                                 -------------
                       the Inflation Factor.

            2.2   Ancillary Equipment

                  Consideration for operations services provided by Clark R&M to the Coker Company related to the Ancillary Equipment and the Ancillary Equipment Site is provided for in the Ancillary Equipment Operating Fee.

                                                                  Schedule 5.8.2
                                                   Services and Supply Agreement


                             ENGINEERING SERVICES

1.   Scope.
     -----

     Clark R&M engineers shall provide the following services:

     1.1       Technical Support and Capital Planning

               a. Provide oversight to ensure that engineering and industry standards are followed at the Heavy Oil Processing Facility

               b. Complete routine technical inspections in accordance with industry practice to help maintain unit reliability, plan future turnarounds and capital upgrades at the Heavy Oil Processing Facility

     1.2       Optimization and Scheduling

               a. Run unit models with input from Refinery optimization group to set optimal process targets to achieve the highest profitability

               b. Review current and future feed and product markets, current operating parameters and product specifications, and set operating targets

               c. Provide data to schedule operating rates and product specification targets

     1.3       Design, Drafting, Reproduction and Record Management

               a. Provide engineering oversight/supervision necessary to improve unit reliability and throughput.

               b. Provide engineering design complete with calculations and material/equipment selections consistence with most cost effect technology and material available.

               c. Provide drafting/graphics services required to capture and convey engineering designs to construction, operation, and maintenance forces. Maintain life cycle process safety information (PSI) and drawings necessary to meet the needs of the business and comply with the requirements of OSHA 1910.119.

               d. Provide reproduction and distribution services for text (8.5 x 11) through large format (E size) engineering drawings and maps.

               e. Maintain a central engineering file to meet the needs of the business and comply with the requirements of OSHA 1910.119.

     1.4       Project Management and Reliability Support

                                                                 Schedule 5.8.2
                                                  Services and Supply Agreement


                  a. Provide management of Services to be provided by Clark R&M pursuant to Section 5.3 of the Services and Supply Agreement.

                  b.   Identify and resolve problems

                  c.   Perform mechanical failure investigations.

                  d. Provide technical input for improving the long-term reliability of the Heavy Oil Processing Facility.

                  e. Liaison with project management and project safety management to plan for and execute major maintenance and capital planning for the Heavy Oil Processing Facility.

     1.5          Process and Control Engineering

                  a. Provide supplemental management support to process engineering and optimization for Heavy Oil Processing Facility.

                  b. Monitor and track unit performance by developing key performance parameters.

                  c. Work with the operating supervisors and unit operators to improve performance, develop improvement projects, and develop and accomplish long term goals.

                  d. Provide control engineering including monitoring and developing process control configurations to optimize and maximize the utilization of the Coker Company's assets.

                  e. Monitor and track computer control equipment and instrumentation performance including simple loop and advanced control software, and tracking and continually improving system uptimes.

                  f. Interact with unit operational and maintenance personnel, the optimization group at the Refinery and other engineering personnel.

     1.6          Engineering Studies and Strategic Planning

                  Provide long-term planning for management of the Heavy Oil Processing Facility and analysis of performance of the Heavy Oil Processing Facility.

2.   Applicable Price.
     ----------------

     2.1          Coker Complex

                                                                  Schedule 5.8.2
                                                   Services and Supply Agreement


                  a. The Coker Company shall reimburse Clark R&M for all Permitted Reimbursable Expenses incurred by Clark R&M in utilizing outside professional services and consultants necessary for the performance of engineering support services related to the Coker Complex each month

                  b. The Coker Company shall pay Clark R&M the following fee for the performance of all other engineering support services related to the Coker Complex: (i) for each month after the Start-up Date and prior to and including December 2000, $50,000 and (ii) for each month thereafter, $50,000, multiplied by the Inflation Factor.
                                            -------------

          2.2     Ancillary Equipment

                  Consideration for engineering services provided by Clark R&M to the Coker Company related to the Ancillary Equipment and the Ancillary Equipment Site is provided for in the Ancillary Equipment Operating Fee.

                                                                  Schedule 5.8.3
                                                   Services and Supply Agreement


                                HUMAN RESOURCES

1.   Scope.
     -----

     Clark R&M shall provide the following human resource functions for the benefit of Coker Company employees:

     1.1  Labor Management

          Negotiate and administer collective bargaining agreements for represented employees of the Coker Company.

     1.2  Payroll Administration

          Oversee the full payroll process for Coker Company delivering accuracy and timeliness by ensuring process system effectiveness.

     1.3  Employee Training

          Ensure regulatory compliance and requisite skills training for Coker Company employees associated with the safe and efficient operation of the Coker Complex.

     1.4  Benefits

          Administer benefits for Coker Company employees in accordance with applicable benefit plans for both exempt/non-exempt and represented wage classifications.

     1.5  Employee Relations

          Handle daily human resources activities as required for employees of Coker Company including, without limitation, recruitment, litigation, wages, administration of collective bargaining agreements, employee activities and other human resources functions.

     1.6  Medical Services

          Provide pre-employment physicals, drug and alcohol screens, and assessment that employees are "fit for duty" when reporting back to work after illness or injury.

2.   Applicable Price.
     ----------------

     The Coker Company shall pay Clark R&M for providing human resource services each month according to the following formula:

                                                                  Schedule 5.8.3
                                                   Services and Supply Agreement


                  Direct Coker Company Cost + Refinery Human Resources Cost * Coker Company Employees
                  -----------------------
                  Refinery Employees

               Where:

                  "Direct Coker Company Cost" means, for any month, Permitted Reimbursable Expenses incurred by Clark R&M and directly attributable to human resource functions provided exclusively for the Coker Company or its employees including, without limitation, recruitment agency fees for recruitment of Coker Company employees, litigation relating exclusively to actions of Coker Company employees and relocation expenses for Coker Company employees.

                  "Refinery Human Resources Costs" means, for any month, the difference between (a) the Permitted Reimbursable Cost incurred by Clark R&M in providing the human resource functions described above for Clark R&M and its affiliates (including the Coker Company) at the Refinery, minus (b)
                                                                 -----
                  Direct Coker Company Cost.

                  "Coker Company Employees" means, for any month, the average number of individuals employed by the Coker Company.

                  "Refinery Employees" means, for any month, the sum of (a) the average number of individuals employed by the Coker Company in such month and (b) the average number of individuals employed by Clark R&M and it affiliates (other than the Coker Company) that are designated Refinery employees.

                                                                  Schedule 5.8.4
                                                   Services and Supply Agreement


                              ACCOUNTING SERVICES

1.   Scope.
     -----

     Clark R&M shall provide the following accounting services in connection with performance of its obligations under the Services and Supply
     Agreement:

     1.1. Billing Information

          a.   Products

               Provide the Coker Company with all information necessary to (i) quantify and document feedstocks to and Products from each Heavy Oil Processing Facility unit, (ii) attach value to each of these feedstocks and Products based on applicable fees in the Services and Supply Agreement and the Product Purchase Agreement and (iii) monitor all the laboratory data for such feedstocks and Products.

          b.   Services

               Provide the Coker Company with all information necessary to monitor and quantify each Service provided to the Coker Company by Clark R&M

          c.   Invoices

               Provide the Coker Company with drafts of invoices in
              connection with payments to be made by Clark R&M to the Coker Company pursuant to the Product Purchase Agreement.

     1.2  General Accounting Information

          Provide the Coker Company with information necessary to (i) ensure that all Federal and State Tax guidelines are incorporated into its accounting activities and (ii) prepare reconciliation analysis of the its inventory, fixed assets and authorization for expenditures for capital or turnaround documentation.

     1.3  Financial Reporting, Budget Coordination and Strategic Planning

          Provide the Coker Company with drafts of monthly cost analysis, planning and budgeting guidelines and the Annual Budget and Operating Plan in a timely manner.

     1.4  Yield Accounting

          a. Maintain the Refinery inventory system database on process unit meters and tank strapping data for the purpose of documentation and reporting of

                                                                  Schedule 5.8.4
                                                   Services and Supply Agreement


                       Coker Company charges and yields, product inventories and receipts and deliveries including, without limitation, the tracking of product receipt or delivery documentation of marine vessels, pipeline movements, rail cars and deliveries by truck.

                  b. Provide governmental reporting services for the Coker Company including, without limitation, to the Department of Energy, the American Petroleum Institute, the Bureau of the Census, and the Texas Railroad Commission relative to Heavy Oil Processing Facility production and product movements.

                  c. Track, reconcile and allocate distributed utilities provided to the Coker Company pursuant to Section 5.5 of the Services and Supply Agreement.

                  d. Provide specialty reporting including the capture and reporting volumes related to any technology licenses held by the Coker Company or otherwise related to the on-going operation of the Heavy Oil Processing Facility.

     1.5          Foreign Trade Zone

                  Administer all Foreign Trade Zone Subzone activities related to the Heavy Oil Processing Facility including, without limitation, (a) maintaining U.S. Customs Service and Foreign Trade Zone Board Compliance Status, (b) providing weekly, monthly and annual reporting, entries or submissions to the appropriate governmental agencies, (c) maintaining inventory control recordkeeping system records, (d) providing oversight for the operational activities that are required to maintain Foreign Trade Zone Subzone Status for the Heavy Oil Processing Facility and (e) preparing such documentation as required for optimizing Foreign Trade Zone Subzone benefits for the Heavy Oil Processing Facility as required by Applicable Laws.

     1.6          Property Tax Reporting and Management

                  Administer all property tax activities on behalf of the Coker Company, including, without limitation maintaining asset or contractor records for the purpose of filing annual tax renditions and optimizing abatement benefits as required by local, State and Federal laws
 .

2.   Applicable Price.
     ----------------

     The Coker Company shall pay Clark R&M the following fee for providing accounting services described in this Schedule: (a) for any month prior to and including December 2000, $38,400 and (b) for any month thereafter, $38,400, multiplied by the Inflation Factor.
              -------------

                                                                  Schedule 5.8.5
                                                   Services and Supply Agreement


                            ADMINISTRATIVE SERVICES

1.   Scope.
     -----

     Administrative and professional personnel from the headquarters office of Clark R&M shall perform the following obligations of Clark R&M under the Services and Supply Agreement.

     1.1       Refining Support

               a.   Financial Services

                    Assisting the Coker Company accounting manager with preparation of internal and external financial reporting and analysis including, without limitation, providing such accounting manager with information needed to prepare income statements and balance sheets and providing market pricing for yields and inventory and providing working capital management.

               b.   Supply and Trading

                    Negotiation and execution of legal contracts necessary to acquire crude oil and feedstocks to operate the Heavy Oil Processing Facility and coordinating with plant personnel to optimize supply of the Coker Company's requirements of crude oil and feedstocks.

               c.   Emergency, Health & Safety

                    General legal and administrative support of Refinery programs and liaison with governmental agencies that are required for the Coker Company to comply with Applicable Laws and provide guidelines for long-term planning for compliance.

               d.   Executive Management

                    Clark R&M's Chief Operating Officer is responsible for the oversight of profitable operation of the Heavy Oil Processing Facility and shall provide strategic direction that supports operational and organizational variables to assure that resources, processes, and personnel are in place to accomplish the Annual Budget and Operating Plan for the Coker Company.

               e.   Business Development

                    Work with plant personnel that support the optimization of Coker Complex units and the Ancillary Equipment providing analytical support

                                                                  Schedule 5.8.5
                                                   Services and Supply Agreement


                       and industry benchmark studies and identification of opportunities to optimize asset utilization.

     1.2       Corporate Services

               a.   Income, Franchise, Sales & Use or Property Taxes

                    Responsible for ensuring (i) performance of Clark R&M's obligations under Section 11.7 of the Services and Supply Agreement and (ii) compliance by the Coker Company with all reporting and other requirements of applicable state, local and Federal tax laws.

               b.   General Insurance

                    Responsible for ensuring performance of Clark R&M's obligations under Section 5.13 of the Services and Supply Agreement.

               c.   Information Systems

                    Provide direction and systems support insuring year 2000 compliance and technology standards are followed to manage information requirements of the Coker Company.

               d.   Investor and Public Relations

                    Provide specialty reporting and communication to the Securities and Exchange Commission and any necessary Public Notice and Liaison to Investors of the Coker Company Assets.

               e.   Executive Management

                    Clark R&M's Chief Executive Officer and Chief Financial Officer shall be responsible for providing for the support of refining infrastructure to help insure the profitable operation of the Heavy Oil Processing Facility and shall provide strategic direction for financial management and organizational variables to assure that resources, processes, and personnel are in place to accomplish the Annual Budget and Operating Plan for the Coker Company.

               f.   Financial Services

                    Providing information needed by Coker Company for overall consolidation of inter-company agreements for public financial reporting of the Coker Company related to the Heavy Oil Processing Facility.

2.   Applicable Price.
     ----------------

                                                                  Schedule 5.8.5
                                                   Services and Supply Agreement


     The Coker Company shall pay Clark R&M the following fee for the support services described in this Schedule: (a) for any month prior to and including December 2000, $60,000 and (b) for any month thereafter, $60,000, multiplied by the Inflation Factor.
     -------------

                                                                    Schedule 5.9
                                                   Services and Supply Agreement

                           COKER COMPANY SPARE PARTS

                                     NONE.

                                                                   Schedule 5.10
                                                   Services and Supply Agreement



                      CATALYST, CHEMICALS AND CONSUMABLES

1.   Scope.
     -----

     1.1.      Coker Complex

               a.    Chemicals and Catalyst

                     Clark R&M shall provide the Coker Company's requirement of chemicals and catalyst including, without limitation, the following (or the commercial equivalent thereof):

            SRU 545            Description                        Estimated Quantity
            -------            -----------                        ------------------
     ---------------------------------------------------------------------------------------------------------
      No. 1 Claus Reactor      Alcoa S-501          117,600 lbs. (density 50lb/ft.3)-4 year life
     ---------------------------------------------------------------------------------------------------------
      No. 2 Claus Reactor      Alcoa S-201          108,200 lbs. (density 46 lb/ft.3)-4 year life
     ---------------------------------------------------------------------------------------------------------
      No. 3 Claus Reactor      Alcoa S-201          108,200 lbs. (density 46 lb/ft.3)-4 year life
     ---------------------------------------------------------------------------------------------------------
      SCOT Catalyst            Criterion 534        75,000 lbs (density 47 lb/ft.3)-4 year life
     ---------------------------------------------------------------------------------------------------------
      Amine Solvent            Huntsman MDEA        183,600 pounds (45% concentration) inventory
                                                    unit
                                                    10,000 lbs./year make-up, (0.8 lbs/MMSCF of
                                                    treated gas)
      BFW Polymer              Betz AP 0200         500 gallons
      BFW O2 Scavenger         Betz OS 2001         500 gallons
     ---------------------------------------------------------------------------------------------------------
      BFW Neutralizing         Betz NA 2440         500 gallons
      amine

            ATU 7841           Description                        Estimated Quantity
            --------           -----------                        ------------------
     ---------------------------------------------------------------------------------------------------------
      Amine Solvent          Huntsman MDEA          1.1 million pounds (45% concentration) to
                                                    inventory unit

            DCU 843            Description                        Estimated Quantity
            -------            -----------                        ------------------
     ---------------------------------------------------------------------------------------------------------
      Silica Removal           Alumina Based        160,000 lbs (density 36.4 lb/ft.3) once per year
      Reactor                     Only
     ---------------------------------------------------------------------------------------------------------
      Di-olefin Reactor        Ni-Mo Alumina        30,000 lbs. (density 37.5 lb/ft.3) every two years
                                  Based
     ---------------------------------------------------------------------------------------------------------
      Amine Solvent            Huntsman MDEA        164,000 pounds (45% concentration) to inventory
                                                    unit.
                                                    79,000 lbs./year make-up, (0.8 lbs./mmscf of
                                                    treated gas and 0.8 lbs./1,000 gals., circulating
                                                    treated liquid)
      Caustic                  US Filter ARI-       190 Pounds per hour
      Regeneration           100L or ARI-100
      catalyst                     EXL
     ---------------------------------------------------------------------------------------------------------
      Antifoam Silicon         Betz Antifoam        2,000 gallons per year (2,000 gallon tank)
     ---------------------------------------------------------------------------------------------------------
      De-emulsifier            Betz De-emulsifier   3,250 gallons per year (500 gallon tote tank)
     ---------------------------------------------------------------------------------------------------------

                                                                   Schedule 5.10
                                                   Services and Supply Agreement

            HCU 942            Description                        Estimated Quantity/1/
            -------            -----------                        ---------------------
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst           SA 5517              6,000 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst       ICR 122 Z5B              15,600 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst       ICR 132 NAQ              19,500 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst       ICR 135 KAQ              16,200 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst       ICR 141 L32              88,200 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst       ICR 141 L34              333,000 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst       ICR 141 L38              108,000 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst       ICR 154 KF               97,200 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst        ICR 210L                93,500 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Chevron Catalyst       ICR 114 ZF               45,900 pounds - every two years
     ---------------------------------------------------------------------------------------------------------
      Amine Solvent       Huntsman MDEA               270,000 pounds (45% concentration) to inventory
                                                      unit
                                                      3,600 lbs./year make-up, (0.8 lbs./mmscf of
                                                      treated gas).
     ---------------------------------------------------------------------------------------------------------
      Catalyst Treatment     Tri Butyl Amine          12,300 gallons every two years
     ---------------------------------------------------------------------------------------------------------
      Catalyst Treatment     Di-Methy Di-Sulfide      120,000 pounds every two years
     ---------------------------------------------------------------------------------------------------------

1. The catalyst amounts listed include an additional 5% contingency and have been rounded to the nearest whole drum or sack. These amounts will be precisely defined upon loading the reactors.


               b.   Caustic

                    Clark R&M shall provide the Coker Company's requirement of fresh caustic necessary for treatment of the Coker C3/C4 stream and shall provide for the disposal of spent caustic from the Coker.

                                                                   Schedule 5.10
                                                   Services and supply Agreement


                  The expected specifications of fresh caustic to be supplied by Clark R&M are described in the following table:

                           Fresh Caustic Properties



                  Component               Element      Basis   Specification
                  ------------------  ---------------  ------  -------------
                  Sodium Oxide        Na\\2\\O           %        38.0 - 39.5
                  Sodium Hydroxide    NaOH               %        49.00 - 51.0
                  Sodium Chloride     NaCl               %        1.10 Max
                  Sodium Carbonate    Na\\2\\CO\\3\\     %        0.20 Max
                  Sodium Sulfate      Na\\2\\SO\\4\\     %        0.05 Max
                  Sodium Chlorate     NaClO\\3\\         %        0.30 Max
                  Iron                Fe                ppm       10 Max


                  The following are the expected qualities of spent caustic from the Coker:

                           Spent Caustic Properties

                  Component           Element              Basis    Composition
                  ---------           -------              -----    -----------
                  Water               H\\2\\O              Wt. %    82.8
                  Sodium Hydroxide    NaOH                 Wt. %    6.9
                  Sodium Thiosulfate  Na\\2\\S\\2\\O\\3\\  Wt. %    5.2
                  Sodium Carbonate    Na\\2\\CO\\3\\       Wt. %    5.1
                  Di-Sulfide Oil      DSO                  Wt. %    Trace

     1.2     Ancillary Equipment

             Clark R&M shall provide all chemicals, catalyst, caustic and other consumables required for the on-going operation of the Ancillary Equipment.

2.   Metering/Measurement Method for Supply to the Coker Complex.
     -----------------------------------------------------------

     2.1     Chemicals and Catalyst

             The amount of catalyst or chemicals supplied to the Coker Company for use at the Coker Complex each month shall be the amount of such catalyst or chemicals actually purchased by Clark R&M in such month for use in Coker Complex units.

     2.2     Caustic

                                                                   Schedule 5.10
                                                   Services and Supply Agreement

             The actual amount of fresh caustic supplied to the Coker Company each month for use at the Coker Complex shall be measured by gauging Tank 6790 located on DCU 843 each time fresh caustic is received from the fresh caustic system at the Refinery.

3.   Applicable Price.
     ----------------

     3.1     Coker Complex

             a.   Chemicals and Catalyst

                  The Coker Company shall reimburse Clark R&M for all Permitted Reimbursable Expenses incurred each month by Clark R&M in providing chemicals and catalyst to the Coker Complex.

             b.   Caustic

                  The Coker Company shall pay Clark R&M for fresh caustic supplied to the Coker Complex each month according to the following formula:

                        Average Monthly Refinery Caustic Cost * Monthly Coker Complex Usage

                  Where:

                        "Average Monthly Refinery Caustic Cost" means, for any month (a) the actual costs incurred by Clark R&M in purchasing, blending and delivering caustic for all Refinery units in such month, divided by (b) the
                                                      ----------
                        total volume of caustic supplied to Refinery units in such month.

                        "Monthly Coker Complex Usage" means, for any month, the metered usage of caustic by the Coker Complex units in such month.

                  Consideration for disposal of spent caustic by Clark R&M is included in the fees payable under Schedule 5.6 (Waste Management and Waste Water Services)

     3.2     Ancillary Equipment

             Consideration for chemicals, catalyst, caustic and other consumables provided by Clark R&M for the operation of the Ancillary Equipment is provided for in the Ancillary Equipment Operating Fee.

                                                                 Schedule 5.12.1
                                                   Services and Supply Agreement

               ENVIRONMENTAL, HEALTH AND SAFETY SERVICES

1.   Scope.
     -----

     1.1       Safety

               Clark R&M shall provide safety and industrial hygiene support to the Coker Company including, without limitation, safety procedures, hygiene monitoring, injury recordkeeping, mandatory employee training incident investigation, monitoring of operations, OSHA and Texas Department of Health compliance planning and budgeting, government agency liaisons during inspections, enforcement actions and hearings, acquisition of all required Permits and licenses, implementation and maintenance of a structured safety process including internal audits and inspections.

     1.2       Process Safety Management ("PSM")

               Clark R&M shall provide overall OSHA PSM compliance coordination and oversight services for the Heavy Oil Processing Facility and shall implement and maintain a structured PSM compliance program that addresses (a) employee participation, (b) process safety information, (c) process hazard analysis, (d) operating procedures, (e) training, (f) contractor safety, (g) pre-start up safety review, (h) mechanical integrity of units, (i) "hot work" Permits, (j) management of change, (k) incident investigation,
               (l) emergency planning and response, (m) compliance audits and
               (o) trade secrets.

     1.3       Environmental

               Clark R&M shall provide environmental compliance coordination and oversight services for the Heavy Oil Processing Facility including, without limitation, regulatory and legislative tracking, compliance planning and budgeting necessary to meet current and future Environmental Protection Agency, Texas Natural Resource Conservation Commission, Department of Transportation and U.S. Coast Guard rules and regulations, mandatory employee training, securing Permits and licenses, arranging for performance tests, analyses and other measurements required by Applicable Law, handling recordkeeping and reporting, providing government agency liaisons during inspections, enforcement actions and hearings and internal inspections and internal audits.

2.   Applicable Price.
     ----------------

     2.1  Coker Complex

               a. The Coker Company shall pay Clark R&M the following fee for providing environmental, health and safety services the Coker Company related to the Coker Complex each month: (i) for any month prior to and

                                                                 Schedule 5.12.1
                                                   Services and Supply Agreement


                   including December 2000, $22,900 and (ii) for any month thereafter, $22,900, multiplied by the Inflation Factor
                                        -------------

               b. The Coker Company shall pay, or reimburse Clark R&M for, all fees in connection with the procurement or renewal of any Permits or other governmental approvals related solely to the operation of the Coker Complex or the existence of the Coker Company.

     2.2  Ancillary Equipment

          Consideration for environmental, health and safety services provided by Clark R&M in connection with the operation of the Ancillary Equipment is provided for in the Ancillary Equipment Operating Fee.

                                                                 Schedule 5.12.2
                                                   Services and Supply Agreement


                          EMERGENCY RESPONSE SERVICES

1.   Scope.
     -----

            1.1   General

                  a. Clark R&M shall maintain and operate (i) the underground piping and distribution system, pumping system, post indicator valves, hydrants, fire monitors, deluge systems and related equipment for the purpose of delivering Fire Water (as defined below) throughout the Refinery (the "Fire Water System") and (ii) medical response equipment, hazardous release equipment, spill response equipment, fire trucks, ambulances, hazmat vans, communications vans, extinguishers, hose carts, self-contained breathing apparatus ("SCBA") equipment and other equipment necessary or desirable to respond to emergencies at the Refinery (together with the Fire Water System, "Emergency Response Equipment").

                  b. Clark R&M shall supply the Coker Company with raw water that has been pumped into the Fire Water System to a nominal pressure of 100 psig ("Fire Water") for fire control and other purposes.

                  c. Clark R&M shall flush the Fire Water System main as necessary to maintain and inspect the system.

                  d. Clark R&M shall conduct performance tests of the fire pumps at least annually.

                  e. Clark R&M shall develop and implement an emergency response plan for the Coker Complex.

                  f. Clark R&M shall maintain and repair the following fixed and portable Emergency Response Equipment to be located at the Coker Complex.

                  i.   hand portable extinguishes (dry chemical)
                  ii.  hose cam - annual hydrostatic test for hoses
                  iii. fire mains, post indicator valves, hydrants and monitors
                  iv.  SCBA equipment

                  g. Clark R&M shall maintain all Emergency Response Equipment in accordance with the manufacturers' service schedule and repair it in accordance with recommended practices. Maintenance of such equipment shall include lubricating and replacing parts to the fire trucks, ambulances, hazmat vans, communications vans and other vehicles.

                                                                 Schedule 5.12.2
                                                   Services and Supply Agreement


                 h. Clark R&M shall calibrate, maintain and repair all gas detection equipment located in the Coker Complex in accordance with the manufacturers' service schedule and repair it in accordance with recommended practices.

            1.2  Emergency Response Team

                 a. Clark R&M shall designate a "Fire Chief" who shall be responsible for managing the Coker Company's emergency response plan, and for general management of any emergency. Each party shall cooperate in maintaining a plant emergency response team who shall perform the duties set forth in the emergency response plan including, without limitation, the following:

                      i.   response to alarms and other emergency calls
                      ii. response to medical emergencies, hazardous chemical releases and rescue situations
                      iii. attending regularly scheduled emergency drills
                      iv.  performance Fire Water System main flushing
                      v. attending quarterly group training sessions as scheduled by the Fire Chief

                 b. The Fire Chief shall train and effectively implement the emergency response plan with the team. In addition, Clark R&M will review with Coker Company or provide additional training to Coker Company employees to ensure proper coordination of emergency response plan. All emergency response team members must meet minimum standards specified by Applicable Law.

                 c. The emergency response team shall consist of the following minimum complement of personnel per shift unless otherwise decided by Clark R&M or Applicable Law:

                      i.   2 Fire Mechanics from Clark R&M
                      ii.  8 Brigade Members from Clark R&M
                      iii. 2 Brigade Members from Coker Company

                 d. Emergency response team members shall be issued car passes to allow entry into the Refinery or the Coker Complex property.

          1.3    Emergency Communications

                 Clark R&M shall maintain the Refinery radio emergency channel equipment and the refinery-wide emergency alarm and notification system (beeper) in good operating condition and provide the Coker Company with access to all emergency communications equipment at the Refinery.

                                                                 Schedule 5.12.2
                                                   Services and Supply Agreement


2.   Applicable Price.
     ----------------

     2.1  Coker Complex

          a. The Coker Company shall reimburse Clark R&M for the actual cost of materials used by Clark R&M in maintaining and repairing Emergency Response Equipment (including the Fire Water System) for the Coker Complex during each month and for the actual cost for materials actually used by Clark R&M in responding to and emergency situations at the Coker Complex.

          b. The Coker Company shall pay Clark R&M a monthly fee of $10,000 for all other emergency response services provided to the Coker Company by Clark R&M.

          c. Each party shall bear its own Labor Costs incurred with respect to its own employees, including emergency response team members, who may be involved in performing emergency response services hereunder.

     2.2      Ancillary Equipment

              Consideration for emergency response services provided by Clark R&M to the Coker Company related to the Ancillary Equipment is provided for in the Ancillary Equipment Operating Fee.

                                                                   Schedule 5.13
                                                    Service and Supply Agreement

                                   INSURANCE


1.   Scope of Coverages.
     ------------------

     1.1    Coker Company Insurance

            Clark R&M shall cause the insurance coverages listed under the headings "Construction Period -- Partnership" and "Operational Period--Partnership" on Exhibit J to the Common Security Agreement to be maintained in the name of the Coker Company in accordance with the provisions of such Exhibit and Article 7 of the Common Security Agreement.

     1.2 Clark R&M shall provide and maintain the insurance coverages listed under the headings "Construction Period -- Operator" and "Operational Period -- Operator" on Exhibit J to the Common Security Agreement to be maintained in its name in accordance with the provisions of such Exhibit and Article 7 of the Common Security Agreement.

2.   Applicable Price.
     ----------------

     2.1. Consideration for obtaining and maintaining insurance is included in the fees payable under Schedule 5.8.5.

     2.2 The Coker Company shall pay directly, or reimburse Clark R&M for payment of, premiums, fees or deductibles payable in connection with the insurance coverages described in 1.1 above.

     2.3 Consideration for maintenance of the insurance coverages described in 1.2 above is included in the Ancillary Equipment Operating Fee.

                                                                   Schedule 5.14
                                                    Service and Supply Agreement


                       LICENSING, PERMITS AND APPROVALS

1.   Scope.
     -----

     1.1.   Licenses, Permits and Approvals held by Clark R&M

            a. Federal Communications Commission 800 megahertz license for the Trunked Radio System (as such term is defined on Schedule 5.7.3)

            b. AIR EMISSION PERMITS FROM TEXAS NATURAL RESOURCE CONSERVATION COMMISSION ("TNRCC")

                 i.    TNRCC No.6825A/PSD 49  -- Flexible Permit

                       Covering the Marine docks for feed receipts, product & coke shipping, Refinery Units, Tanks, boilers, flares.

                 ii.   TNRCC No. 7600 -- Crude Tanks
                 iii.  TNRCC No. 802  -- Gas Turbine Generator
                 iv.   TNRCC No. 5491 -- Crude Tanks
                 v.    TNRCC No.  8369 -- Amine Treating
                 vi.   TNRCC No. 4478
                       TNRCC No. 1535
                       TNRCC No. 7585

                             Crude Tanks at  Lucas
                            Product Tanks at Lucas

            c.   WATER PERMITS - (Federal & State)

                 i.    Wastewater Discharge NPDES No. TX 0005991
                 ii.   Wastewater Discharge TNRCC No.  00309
                 iii.  Wastewater Permit Expansion Wavier

                 iv.   TNRCC Stormwater Discharge- LUCAS
                 v.    TNRCC Water Rights Adudification Certificate-FANNETT

            d.   WASTE MANAGEMENT PERMITS

                 i.    TNRCC Solid Waste Notice of Registration No. 30004
                 ii.   EPA Hazardous Waste Generator Permit
                 iii.  EPA  PCB Waste Generator Permit
                 iv.   TNRCC Solid Waste Notice of Registration - LUCAS
                 v.    EPA Hazardous Waste Generator I.D. No.- LUCAS
                 vi.   Railroad Commission of Texas Brine Disposal Permit-
                       Fannett

            e.   OPERATING  PERMITS

                                                                   Schedule 5.14
                                                    Service and Supply Agreement


                 i.    Corps of Engineers Pipeline Operating Permit 217
                 ii.   Corps of Engineers Pipeline Operating Permits 218
                 iii.  Corps of Engineers Pipeline Operating Permits 219
                 iv.   Railroad Commission of Texas Salt Dome Permit
                 v.    Railroad Commission of Texas Brine Pit Permit

     1.2    Licenses, Permits and Approvals held by Coker Company

            a.   Air Emissions Permit TNRCC No. 2303A

                 Authorization to construct the Coker Complex covering the following:

                       DCU 843
                       HCU 942
                       SRU 545
                       SWS 8747
                       Flare 23
                       Crude Oil Tanks 106 - 109 (Four Total)

            b.   Standby Air Emissions Permit No. 6825Z/PSD - TX - 492

2.   Applicable Price.
     ----------------

     Consideration for obtaining and maintaining Permits is included in the fees payable under Schedule 5.12.1.

                                                                    Schedule 6.1
                                                   Services and Supply Agreement


                       ANNUAL BUDGET AND OPERATING PLAN


--------------------------------------------------------------------------
INCOME STATEMENT
                                     -------------------------------------
                                                     2001
                                     -------------------------------------
                                       Q1        Q2        Q3        Q4
                                       --        --        --        --

Total Product Revenue                $263.5    $298.5    $289.5    $298.7
Total Chargestock Cost                203.6     234.2     233.6     231.9
                                     ------    ------    ------    ------
     Refinery Gross Margin             59.9      64.4      55.9      66.8
                                         -         -         -         -
Margin Stabilization                   12.1       6.1      15.2      10.4
                                     ------    ------    ------    ------

     Total Gross Margin                72.1      70.4      71.1      77.2

Variable Operating Expenses             6.3       6.5       6.9       6.8
Fixed Operating Expenses                8.6       8.6       8.6       8.6
Lease Fees                              8.5       8.6       8.7       8.7
Operating Fees                         13.2      13.0      13.0      14.0
Processing Fees                       (17.1)    (17.3)    (17.4)    (17.7)
G&A Expense                             0.2       0.2       0.2       0.2
                                     ------    ------    ------    ------
     Total Expenses                    19.6      19.6      20.0      20.5
     EBITDA                            52.4      50.8      51.0      56.6

Amortization                             -         -         -         -
Depreciation                            2.9       2.9       2.9       2.9
                                     ------    ------    ------    ------
     EBIT                              49.5      47.9      48.1      53.7

Interest Expense, Net                  16.4      18.3      14.7      16.4
                                     ------    ------    ------    ------

Net Income                             33.1      29.6      33.5      37.3

                                                                    Schedule 6.1
                                                   Services and Supply Agreement

GROSS MARGIN ASSUMPTIONS

                                                 -------------------------------------------------
                                                                        2001
                                                 -------------------------------------------------
                                                     Q1           Q2           Q3             Q4
                                                     --           --           --             --
Products - Volume ('000 bpd)

     DISTILLATES
          LS Diesel                                  36.7         38.8         38.8           38.8
          Jet Fuel                                   24.2         25.5         25.5           25.5
                                                 --------     --------     --------       --------
          SUBTOTAL - Distillates                     60.9         64.3         64.3           64.3


     LPG
          Propane                                     1.0          1.1          1.1            1.1
          Isobutane                                   0.3          0.4          0.4            0.4
          Normal Butane                               2.0          2.1          2.1            2.1
                                                 --------     --------     --------       --------
          SUBTOTAL - LPG                              3.4          3.6          3.6            3.6


     UNFINISHED
          Coker Propane Propylene Mix                 2.0          2.1          2.1            2.1
          Coker Butane Butylene Mix                   1.4          1.5          1.5            1.5
          Penhex                                      8.7          9.2          9.2            9.2
          Virgin Diesel                               7.1          7.4          7.4            7.4
          Naphtha - Sour                             33.1         35.0         35.0           35.0
          Heavy Naphtha                               3.6          3.8          3.8            3.8
          ULS VGO                                     9.7         10.3         10.3           10.3
          VGO                                        41.9         44.2         44.2           44.2
                                                 --------     --------     --------       --------
          SUBTOTAL - Unfinished                     107.5        113.4        113.4          113.4


     OTHER PRODUCTS
          Sulfur                                      1.2          1.2          1.2            1.2
          Coke                                       17.2         18.2         18.2           18.2
          Produced Fuel                               4.0          4.4          4.5            4.4
                                                 --------     --------     --------       --------
          SUBTOTAL - Other Products                  22.4         23.8         23.9           23.8
                                                 --------     --------     --------       --------
      TOTAL PRODUCTS                                194.1        205.1        205.1          205.1
                                                 ========     ========     ========       ========

                                                                    Schedule 6.1
                                                   Services and Supply Agreement

GROSS MARGIN ASSUMPTIONS
------------------------

                                                                    2001
                                                ------------------------------------------------
                                                    Q1            Q2            Q3          Q4
                                                    --            --            --          --
Chargestock - Volume ('000 bpd)
-------------------------------
     CRUDE
     -----
          Arab Lt.                                  36.2          38.2          38.2        38.2
          --------                               -------       --------      -------     -------
          Maya - Market                            144.8         152.9         152.9       152.9
          -------------                          -------       --------      -------     -------

          SUBTOTAL - Crude                         181.0         191.1         191.1       191.1
          ----------------                       =======       ========      =======     =======

      OTHER CHARGESTOCKS
      ------------------
          GFU Feed                                   1.5           1.5           1.5         1.5
          ---------                              -------       -------       -------     -------
          Hydrogen                                   3.2           3.4           3.4         3.4
          --------                               -------       -------       -------     -------

          SUBTOTAL - Other Chargestocks              4.7           4.9           4.9         4.9
          -----------------------------          -------       -------       -------     -------

     TOTAL CHARGESTOCK                             185.7         196.0         196.0       196.0
     -----------------                           =======       =======       =======     =======

                                                                    Schedule 6.1
                                                   Services and Supply Agreement

GROSS MARGIN ASSUMPTIONS
------------------------

                                                                     2001
                                                 -----------------------------------------------
                                                     Q1            Q2            Q3          Q4
                                                     --            --            --          --
Products - Price ($/bbl)
-----------------------

     DISTILLATES
     -----------
          LS Diesel                                18.65         18.64         18.52       19.95
          ---------                              -------       -------       -------     -------
          Jet Fuel                                 18.92         18.90         19.18       20.80
          --------                               -------       -------       -------     -------

     LPG
     ---
          Propane                                  11.48         11.63         11.42       12.13
          -------                                -------       -------       -------     -------
          Isobutane                                14.82         15.67         14.94       15.09
          ---------                              -------       -------       -------     -------
          Normal Butane                            13.24         11.27         11.11       14.17
          -------------                          -------       -------       -------     -------

     UNFINISHED
     ----------
          Coker Propane Propylene Mix              13.30         13.99         14.03       14.45
          ---------------------------            -------       -------       -------     -------
          Coker Butane Butylene Mix                14.30         17.48         15.47       14.40
          ---------------------------            -------       -------       -------     -------
          Penhex                                   13.24         16.44         14.56       13.20
          ------                                 -------       -------       -------     -------
          Virgin Diesel                            16.69         16.79         16.74       18.32
          -------------                          -------       -------       -------     -------
          Naphtha - Sour                           16.26         18.42         16.93       16.61
          --------------                         -------       -------       -------     -------
          Heavy Naphtha                            19.03         21.18         19.70       19.37
          -------------                          -------       -------       -------     -------
          ULS VGO                                  17.21         18.64         17.49       17.59
          -------                                -------       -------       -------     -------
          VGO                                      15.06         16.44         15.37       15.42
          ---                                    -------       -------       -------     -------

     OTHER PRODUCTS
     --------------
          Sulfur                                    9.38          9.40          9.43        9.46
          ------                                 -------       -------       -------     -------
          Coke                                     (0.26)        (0.19)        (0.11)      (0.11)
          ----                                   -------       -------       -------     -------
          Produced Fuel                            13.15         11.87         11.71       13.34
          -------------                          -------       -------       -------     -------

                                                                    Schedule 6.1
                                                   Services and Supply Agreement



GROSS MARGIN ASSUMPTIONS
------------------------
                                                         2001
                                          ------------------------------------
                                             Q1      Q2       Q3       Q4
                                             --      --       --       --
Chargestocks - Price ($/bbl)
----------------------------
     CRUDE
     -----
       Arab Lt.                         14.27  15.15  14.81  15.06
       --------                         -----  -----  -----  -----

       Maya - Market                    11.22  12.26  12.13  11.86
       -------------                    -----  -----  -----  -----

     OTHER CHARGESTOCKS
     ------------------
       GFU Feed                         16.68  16.78  16.73  18.31
       --------                         -----  -----  -----  -----

       Hydrogen                         30.04  27.61  27.30  30.40
       --------                         -----  -----  -----  -----

                                               Q1      Q2       Q3       Q4
                                               --      --       --       --
     DISTILLATES
     -----------
       LS Diesel                            $ 61.6   $ 65.8   $ 66.1   $ 71.2
       ---------                            ------   ------   ------   ------
       Jet Fuel                               41.1     43.8     45.0     48.8
       --------                              -----    -----    -----    -----
       SUBTOTAL - Distillates                102.8    109.6    111.0    119.9
       ----------------------                -----    -----    -----    -----

     LPG
     ---
       Propane                                1.1      1.2      1.2       1.2
       -------                              -----    -----    -----     -----
       Isobutane                              0.4      0.5      0.5       0.5
       ---------                            -----    -----    -----     -----
       Normal Butane                          2.4      2.2      2.2       2.8
       -------------                        -----    -----    -----     -----
       SUBTOTAL - LPG                         3.9      3.9      3.8       4.5
       --------------                       -----    -----    -----     -----

     UNFINISHED
     ----------
       Coker Propane Propylene Mix            2.4      2.7      2.7       2.8
       ---------------------------          -----    -----    -----     -----
       Coker Butane Butylene Mix              1.8      2.4      2.1       2.0
       -------------------------            -----    -----    -----     -----
       Penhex                                10.4     13.8     12.3      11.2
       ------                               -----    -----    -----     -----
       Virgin Diesel                         10.6     11.4     11.5      12.6
       -------------                        -----    -----    -----     -----
       Naphtha - Sour                        48.5     58.6     54.4      53.4
       --------------                       -----    -----    -----     -----
       Heavy Naphtha                          6.1      7.2      6.8       6.7
       -------------                        -----    -----    -----     -----
       ULS VGO                               15.1     17.4     16.5      16.6
       -------                              -----    -----    -----     -----
       VGO                                   56.7     66.1     62.5      62.7
       ---                                  -----    -----    -----     -----
       SUBTOTAL - Unfinished                151.6    179.6    168.9     167.9
       ---------------------                -----    -----    -----     -----

     OTHER PRODUCTS
     --------------
       Sulfur                                 1.0      1.1      1.1       1.1
       ------                              ------   ------   ------    ------
       Coke                                  (0.4)    (0.3)    (0.2)     (0.2)
       ----                                ------   ------   ------    ------
       Produced Fuel                          4.7      4.8      4.8       5.4
       -------------                       ------   ------   ------    ------
       SUBTOTAL - Other Products              5.3      5.5      5.7       6.3
       -------------------------           ------   ------   ------    ------
     TOTAL PRODUCT REVENUE                 $263.5   $298.5   $289.5    $298.7
     ---------------------                 ------   ------   ------    ------
                                                          2001
                                           ---------------------------------
                                               Q1      Q2       Q3       Q4
                                               --      --       --       --
GROSS MARGIN ASSUMPTIONS
------------------------

                                                                    Schedule 6.1
                                                   Services and Supply Agreement

Chargestock Cost ($ in millions)
---------------------------------
     CRUDE
     -----
       Arab Lt.                           $ 46.5   $ 52.7   $ 52.1   $ 52.9
       --------                           ------   ------   ------   ------
       Maya - Market                       146.2    170.6    170.6    166.8
       -------------                      ------   ------   ------   ------
       SUBTOTAL - Crude                    192.7    223.3    222.6    219.8
       ----------------                   ------   ------   ------   ------

     OTHER CHARGESTOCKS
     ------------------
       GFU Feed                              2.2      2.3      2.4      2.6
       --------                           ------   ------   ------   ------
       Hydrogen                              8.7      8.6      8.6      9.5
       --------                           ------   ------   ------   ------
       SUBTOTAL - Other Chargestocks        10.9     10.9     10.9     12.1
       --------------------------------------------------   ------   ------

     TOTAL CHARGESTOCK COST               $203.6   $234.2   $233.6   $231.9
     ----------------------               ======   ======   ======   ======

     TOTAL PRODUCT GROSS MARGIN           $ 59.9   $ 64.4   $ 55.9   $ 66.8
     ----------------------------------------------------   ------   ------

                                                                    Schedule 6.1
                                                   Services and Supply Agreement

--------------------------------------------------------------------------------
VARIABLE & FIXED OPERATING EXPENSE
----------------------------------

                                       2001
                                    ---------------------------------
                                       Q1      Q2      Q3      Q4
                                       --      --      --      --
Variable ($ in millions)
============================

Fuel Consumed                        $  3.7  $  3.5   $  3.5  $  4.0
-------------                       -------  ------   ------  -------

Electricity                          $  2.4  $  2.7   $  3.2  $  2.5
-----------                         -------  ------   ------  -------
Other                                   0.2     0.2      0.2     0.2
-----                               -------  ------   ------  -------
Total Variable expenses                 6.3     6.5      6.9     6.8
-----------------------             -------  ------   ------  -------

Fixed ($ in millions)
============================

Operating labor                         2.8     2.8      2.8     2.8
---------------                     -------  ------   ------  -------

Cat / Chemicals                         1.1     1.1      1.1     1.1
---------------                     -------  ------   ------  -------

Repairs & Maintenance                   1.8     1.8      1.8     1.8
---------------------               -------  ------   ------  -------

Environmental                           0.2     0.2      0.2     0.2
-------------                       -------  ------   ------  -------

Insurance                               0.5     0.5      0.5     0.5
---------                           -------  ------   ------  -------

Taxes                                   1.0     1.0      1.0     1.0
-----                               -------  ------   ------  -------

Other                                   1.2     1.2      1.2     1.2   Contingency
-----                               -------  ------   ------  -------  -----------

Total Fixed Operating expenses       $  8.6   $ 8.6   $  8.6  $  8.6
------------------------------      -------  ------   ------  -------

Total Operating expenses               14.9    15.1     15.5    15.3
------------------------            -------  ------   ------  -------

Processing Fees Paid to Clark           4.6     4.4      4.4     5.0
-----------------------------       -------  ------   ------  -------
Contract Services                       0.4     0.4      0.4     0.4
-----------------                   -------  ------   ------  -------
G&A Allocation                          0.2     0.2      0.2     0.2
--------------                      -------  ------   ------  -------

Summary used to calculate accounts
----------------------------------
 payable for operating expenses        30.0    30.3     30.9    31.2
-------------------------------------------  ------   ------  -------


Variable ($/bbl crude charge)
===================================

                                                                    Schedule 6.1
                                                   Services and Supply Agreement

Fuel                                                 0.00         0.00
----                                              -------      -------

Electricity                                          0.00         0.00
-----------                                       -------      -------

Steam                                                   -            -
-----                                             -------      -------

Other                                                   -            -
-----                                             -------      -------

Total Variable expenses ($/bbl crude)   0.00                      0.00
--------------------------------------------                   -------

Total Variable expenses ($)                        $ 0.00       $ 0.00
---------------------------                       =======      =======

Fixed ($/bbl crude charge)
============================================

Operating labor                                      0.00         0.00
---------------                                   -------      -------

Cat / Chemicals                                      0.00         0.00
---------------                                   -------      -------

Maintenance/Environmental                            0.00         0.00
-------------------------                         -------      -------

                                                     0.00         0.00
                                                  -------      -------

Taxes & insurance                                    0.00         0.00
-----------------                                 -------      -------

Total fixed expenses ($/bbl crude)
----------------------------------

Total Fixed expenses ($)                           $ 0.00       $ 0.00
------------------------                          =======      =======



                                                   $ 0.00       $ 0.00
                                                  -------      -------

                                                                    Schedule 6.1
                                                   Services and Supply Agreement


                                                      2001
                                        ------------------------------
                                          Q1       Q2      Q3       Q4
                                          --       --      --       --
License Fees (Cash)                                                0.9
-------------------                                               ----
License Fees (Expense)
----------------------

Catalyst Chemicals (Cash)
-------------------------
Catalyst Chemicals (Expense)              0.7     0.7      0.7     0.7
----------------------------            -----    ----     ----    ----
Total Cat & Chem Expense                  1.1     1.1      1.1     1.1
------------------------                -----    ----     ----    ----

Amortized Financing Charges                 -     2.4        -     2.2
---------------------------             -----    ----     ----    ----


HDS Catalyst
------------
Diolifin Catalyst
-----------------
SCOTT Catalyst
--------------
HKG Catalyst
------------
SRU Catalyst
------------

                                                                       EXHIBIT A
                                                   Services and Supply Agreement

                                   TABLE V-9
                        PORT ARTHUR COKER COMPANY L.P.
                                   BASE CASE
                              CHARGES AND YIELDS

--------------------------------------------------------------------------------

                                              2001     2002     2003     2004     2005     2006      2007     2008
                                             -----    -----    -----    -----    -----    -----     -----    -----
Products - Volume (bpd in thousands)
  DISTILLATES
    LS Diesel                                 38.3     40.6     40.8     38.5     40.8     40.6      40.8     38.5
    Jet Fuel                                  25.2     26.3     26.8     25.3     26.8     26.3      26.8     25.3
                                             -----    -----    -----    -----    -----    -----     -----    -----
    SUBTOTAL - Distillates                    63.4     66.9     67.6     63.8     67.6     66.9      67.6     63.8

  LPG
    Propane                                    1.1      1.1      1.2      1.1      1.2      1.1       1.2      1.1
    Isobutane                                  0.3      0.4      0.4      0.4      0.4      0.4       0.4      0.4
    Normal Butane                              2.1      2.2      2.2      2.1      2.2      2.2       2.2      2.1
                                             -----    -----    -----    -----    -----    -----     -----    -----
    SUBTOTAL - LPG                             3.5      3.7      3.8      3.6      3.8      3.7       3.8      3.6

  UNFINISHED
    Coker Propane Propylene Mix                2.1      2.2      2.2      2.1      2.2      2.2       2.2      2.1
    Coker Butane Butylene Mix                  1.5      1.6      1.6      1.5      1.6      1.6       1.6      1.5
    Penhex                                     9.1      9.5      9.7      9.1      9.7      9.5       9.7      9.1
    Virgin Diesel                              7.3      7.0      7.8      7.4      7.8      7.0       7.8      7.4
    Naphtha - Sour                            34.5     36.1     36.8     34.7     36.8     36.1      36.8     34.7
    Heavy Naphtha                              3.7      3.8      4.0      3.7      4.0      3.8       4.0      3.7
    ULS VGO                                   10.1     10.6     10.8     10.2     10.8     10.6      10.8     10.2
    VGO                                       43.6     45.8     46.5     43.9     46.5     45.8      46.5     43.9
                                             -----    -----    -----    -----    -----    -----     -----    -----
    SUBTOTAL - Unfinished                    112.0    116.5    119.4    112.5    119.4    116.5     119.4    112.5

  OTHER PRODUCTS
    Sulfur                                     1.2      1.3      1.3      1.2      1.3      1.3       1.3      1.2
    Coke                                      17.9     18.8     19.1     18.0     19.1     18.8      19.1     18.0
    Produced Fuel                              4.3      4.3      4.4      4.2      4.4      4.3       4.4      4.2
                                             -----    -----    -----    -----    -----    -----     -----    -----
    SUBTOTAL - Other Products                 23.5     24.4     24.9     23.4     24.9     24.4      24.9     23.5

  TOTAL PRODUCTS                             202.4    211.5    215.7    203.3    215.7    211.5     215.7    203.3

Chargestocks - Volume (bpd in thousands)
  CRUDE
    Arab Lt.                                  37.7     39.5     40.2     37.9     40.2     39.5      40.2     37.9
    Maya                                     150.9    157.8    160.9    151.7    160.9    157.8     160.9    151.7
                                             -----    -----    -----    -----    -----    -----     -----    -----
    SUBTOTAL - Crude                         188.6    197.3    201.1    189.6    201.1    197.3     201.1    189.6

  OTHER CHARGESTOCKS
    GFU Feed                                   1.5      1.6      1.6      1.5      1.6      1.6       1.6      1.5
    Hydrogen                                   3.4      3.5      3.6      3.4      3.6      3.5       3.6      3.4
                                             -----    -----    -----    -----    -----    -----     -----    -----
    SUBTOTAL - Other Chargestocks              4.9      5.1      5.2      4.9      5.2      5.1       5.2      4.9

  TOTAL CHARGESTOCKS                         193.5    202.4    206.3    194.5    206.3    202.4     206.3    194.5

                                  TABLE V-10
                        PORT ARTHUR COKER COMPANY L.P.
                                   BASE CASE
                                PRICE FORECAST

--------------------------------------------------------------------------------

                                       2001     2002     2003     2004     2005     2006     2007     2008
                                       ----     ----     ----     ----     ----     ----     ----     ----
Products - ($/bbl)
  DISTILLIATES
    LS Diesel                          18.94    20.69    21.66    22.39    22.85    23.09     23.35   23.60
    Jet Fuel                           19.45    21.16    22.12    22.84    23.30    23.55     23.80   24.07

  LPG
    Propane                            11.67    12.65    13.22    13.63    13.91    14.16     14.36   14.55
    Isobutane                          15.13    16.35    17.10    17.61    17.93    18.04     18.23   18.41
    Normal Butane                      12.45    13.57    14.27    14.73    15.02    15.12     15.28   15.44

  UNFINISHED
    Coker Propane Propylene Mix        13.94    15.28    16.39    16.88    17.22    17.48     17.71   17.91
    Coker Butane Butylene Mix          15.41    16.87    17.72    18.36    18.78    19.01     19.23   19.46
    Penhex                             14.36    15.60    16.31    16.84    17.18    17.34     17.53   17.73
    Virgin Diesel                      17.14    18.84    19.79    20.50    20.95    21.18     21.43   21.68
    Naphtha - Sour                     17.05    18.73    19.61    20.27    20.70    20.93     21.17   21.42
    Heavy Naphtha                      19.82    21.50    22.38    23.05    23.47    23.70     23.95   24.19
    ULS VGO                            17.73    19.43    19.93    20.53    20.97    21.20     21.43   21.67
    VGO                                15.57    17.22    17.69    18.24    18.66    18.88     19.10   19.33

  OTHER PRODUCTS
    Sulfur                              9.42     9.48     9.66     9.77     9.88     9.99     10.10   10.22
    Coke                               (0.17)    0.00     0.06     0.07     0.13     0.16      0.19    0.21
    Produced Fuel                      12.51    12.85    13.08    13.26    13.38    13.46     13.62   13.77

Chargestocks - ($/bbl)
  CRUDE
    Arab Lt.                           14.82    16.25    16.98    17.50    17.89    18.09     18.29   18.49
    Maya                               11.87    12.98    13.46    13.73    14.08    14.24     14.41   14.58

  OTHER CHARGESTOCKS
    GFU Feed                           17.13    18.82    19.76    20.46    20.91    21.14     21.38   21.62
    Hydrogen                           28.84    29.20    29.49    30.33    30.26    30.50     30.79   31.51

                                  TABLE V-11
                        PORT ARTHUR COKER COMPANY L.P.
                                   BASE CASE
                      REVENUE AND FEEDSTOCK COST FORECAST

--------------------------------------------------------------------------------

                                                   2001      2002      2003      2004      2005      2006      2007      2008
                                                  ------    ------    ------    ------    ------    ------    ------    ------
Product Revenue (Dollars in Millions)
  DISTILLATES
   LS Diesel                                       264.6     306.5    322.6      315.2     340.4     342.1     347.7     332.3
   Jet Fuel                                        178.7     203.3    216.6      211.4     228.2     226.3     233.2     222.8
                                                  ------    ------   ------     ------    ------    ------    ------    ------
   SUBTOTAL - Distillates                          443.4     509.8    539.3      526.6     568.6     568.4     580.9     555.1

  LPG
   Propane                                           4.6       5.2      5.6        5.4       5.9       5.8       6.1       5.8
   Isobutane                                         1.9       2.2      2.3        2.3       2.4       2.4       2.5       2.4
   Normal Butane                                     9.5      10.8     11.7       11.4      12.3      12.1      12.5      11.9
                                                  ------    ------   ------     ------    ------    ------    ------    ------
   SUBTOTAL - LPG                                   16.1      18.2     19.6       19.1      20.6      20.3      21.0      20.1

  UNFINISHED
   Coker Propane Propylene Mix                      10.6      12.1     13.2       12.9      13.9      13.8      14.3      13.7
   Coker Butane Butylene Mix                         8.4       9.6     10.3       10.1      10.9      10.8      11.2      10.7
   Penhex                                           47.6      53.9     57.6       56.2      60.7      59.9      61.9      59.2
   Virgin Diesel                                    46.0      48.4     56.6       55.4      59.9      54.4      61.3      58.6
   Naphtha-Sour                                    214.9     246.8    263.4      257.3     278.0     275.8     284.3     271.8
   Heavy Naphtha                                    26.8      29.8     32.3       31.4      33.9      32.9      34.6      33.0
   ULS VGO                                          65.6      75.4     78.6       76.5      82.7      82.3      84.6      80.8
   VGO                                             248.1     287.7    300.3      292.7     316.9     315.4     324.4     310.2
                                                  ------    ------   ------     ------    ------    ------    ------    ------
   SUBTOTAL - Unfinished                           668.0     763.7    812.4      792.7     856.9     845.4     876.4     838.0

  OTHER PRODUCTS
   Sulfur                                            4.2       4.4      4.6        4.4       4.7       4.7       4.8       4.6
   Coke                                             (1.1)      0.0      0.4        0.5       0.9       1.1       1.3       1.4
   Produced Fuel                                    19.6      20.3     21.1       20.1      21.6      21.3      21.9      21.1
                                                  ------    ------   ------     ------    ------    ------    ------    ------
   SUBTOTAL - Other Products                        22.8      24.8     26.1       25.0      27.2      27.0      28.1      27.2

  TOTAL PRODUCT REVENUE                           1150.2    1316.5   1397.4     1363.4    1473.3    1461.2    1506.4    1440.4

  CRUDE
   Arab Lt.                                        204.2     234.0    249.3      242.8     262.7     260.5     268.5     256.7
   Maya - Market                                   654.2     747.6    790.3      762.3     827.1     820.5     846.3     809.3
                                                  ------    ------   ------     ------    ------    ------    ------    ------
   SUBTOTAL - Crude                                858.4     981.6   1039.6     1005.2    1089.8    1081.0    1114.8    1066.0

Chargestock Cost (Dollars in Millions)
 OTHER CHARGESTOCK
   GFU Feed                                          9.5      11.1     11.7       11.4      12.3      12.5      12.6      12.1
   Hudrogen                                         35.3      37.4     38.6       37.5      39.6      39.1      40.3      39.0
                                                  ------    ------   ------     ------    ------    ------    ------    ------
   SUBTOTAL - Other Chargestocks                    44.8      48.5     50.2       48.9      51.9      51.6      52.9      51.0

 TOTAL CHARGESTOCK COST                            903.2    1030.1   1089.8     1054.1    1141.7    1132.6    1167.7    1117.0

                                  TABLE V-12
                        PORT ARTHUR COKER COMPANY L.P.
                                   BASE CASE
                        CASH FLOW AND DEBT AMORTIZATION

---------------------------------------------------------------------------------------------------------------------------------

(Dollars in Millions)
                                                       2001      2002     2003      2004      2005      2006     2007      2008
                                                       ----      ----     ----      ----      ----      ----     ----      ----
Total Product Revenue                                1,150.2   1,316.5   1,397.4   1,363.4   1,473.3   1,462.2  1,506.4   1,440.4
Total Chargestock Cost                                 903.2   1,030.1   1,089.8   1,054.1   1,141.7   1,132.6  1,167.7   1,117.0
                                                     -------   -------   -------   -------   -------   -------  -------   -------
  Refinery Gross Margin                                247.0     286.4     307.5     309.3     331.6     328.6    338.7     323.4

PMI Contract Coker Gross Margin Guarantee               43.8      19.0      (2.7)    (22.6)    (28.0)    (23.9)
                                                     -------   -------   -------   -------   -------   -------  -------   -------
Total Gross Margin                                     290.8     305.4     304.8     286.7     303.6     304.6    338.7     323.4

Variable Operating Expenses                             26.5      27.9      28.5      28.0      29.1      28.9     29.6      29.0
Fixed Operating Expenses                                34.3      34.4      35.0      35.8      37.5      39.3     41.5      42.8
Lease Fees                                              31.6      32.2      32.8      33.6      34.2      34.8     35.5      36.4
Operating Fees                                          58.5      61.4      63.2      59.4      62.3      62.6     64.0      62.9
Processing Fees                                        (69.7)    (72.0)    (73.4)    (74.1)    (76.1)    (77.4)   (78.9)    (79.7)
G&A Expense                                              0.7       0.8       0.8       0.8       0.8       0.8      0.8       0.9
                                                     -------   -------   -------   -------   -------   -------  -------   -------
  Total Expenses                                        81.9      84.7      86.8      83.5      87.7      89.1     92.6      92.2

  Operating Cash Flow                                  208.8     220.7     218.0     203.2     215.9     215.5    246.1     231.2

Other Cash Items
Interest Income                                          1.9       2.7       3.1       3.1       2.1       2.3      3.6       5.3
Cash Taxes                                                       (18.3)    (32.1)    (27.1)    (48.5)    (53.6)   (68.1)    (50.6)
Mandatory Capex                                         (3.0)     (2.3)     (2.4)     (2.4)     (3.8)     (3.9)    (4.0)     (4.1)
Turnaround Expense                                      (7.5)     (7.5)     (7.5)     (7.5)     (9.9)     (9.9)    (9.9)     (9.9)
Catalyst Adjustment                                      2.7      (2.1)      2.2      (2.9)      2.9      (2.9)     3.0      (3.1)
Other                                                    1.6       5.7       5.4       5.0       1.4      (6.4)    (0.7)     (0.7)
                                                     -------   -------   -------   -------   -------   -------   -------   ------
   Total Other Cash Items                               (4.4)    (21.9)    (31.3)    (31.9)    (55.8)    (74.4)   (76.0)    (63.0)

Cash Flow Available For Debt Service                   204.4     198.9     186.7     171.3     160.0     141.2     170.1    168.2

Debt Service (1)
----------------
Interest / Financing Fees                               70.4      57.1      44.4      33.3      28.2      22.4      16.8     11.1
Principal                                               12.4      44.5      29.0      30.6      46.4      46.4      40.3     61.7
                                                     -------   -------   -------   -------   -------   -------   -------  -------
  Total Debt Service                                    82.8     101.6      73.4      63.9      74.6      68.8      57.1     72.8

DSCR                                                     2.5       2.0       2.5       2.7       2.1       2.1       3.0      2.3
Average                                                  2.4
Minimum                                                  2.0

Debt Amortization Schedule
--------------------------
Capital Markets
Interest Payment                                        31.9      31.6      30.1      27.2      22.9      17.1      11.5      5.8
Principal Payment                                                  8.7      20.9      30.6      46.4      46.4      40.3     61.7

Bank Debt
Interest Payment                                        31.6      20.1       9.0       0.8
Principal Payment - Scheduled                           12.4      35.8       8.1
Principal Payment - Sweep                               95.8      73.0      85.0      15.0

(1) Annual debt service for a given year includes July 15 debt service for subject year and January 15 debt service for following year.

                                  TABLE V-13
                        PORT ARTHUR COKER COMPANY L.P.
                                   BASE CASE
                               SOURCES AND USES
--------------------------------------------------------------------------------

(Dollars in Millions)                                                            Project Cost

                                                                Total PACC        Total Clark      Total Project
                                                              -----------------------------------------------------
Uses of Funds
------------------------------------------------

EPC costs                                                           543.9               92.0             635.9
Project Contingency                                                  28.0                                 28.0
Taxes and Import Duties                                               5.0                                  5.0
Project Team Cost                                                                       26.0              26.0
Startup Cost (includes initial Cat & Chem)                           14.6                                 14.6
                                                                   ------             ------           -------
 Total Cash Construction Cost                                       591.5              118.0             709.5

Transfer of Value                                                     2.2               (2.2)
Interesting during construction                                      89.7                                 89.7
Interest Income                                                      (0.9)                                (0.9)
Legal / Consulting / Other Fees                                      11.4                2.0              13.4
Financing expenses                                                   21.1                                 21.1
                                                                   ------             ------           -------
Total Uses                                                          715.0              117.8             832.8

Sources of Funds
------------------------------------------------

Bank Debt                                                           325.0                                325.0
Capital Markets                                                     255.0                                255.0
Cash Equity                                                         135.0              117.8             252.8
                                                                   ------             ------           -------
Total Sources                                                       715.0              117.8             832.8